Exhibit 99.1 AC6DD�C6�62D6 7�WW�JPL��)'(0�CP��W�� 5PWTaP�TYR�ZY�Z���7J�Z��WZZV�LYO�ZQQ��Z�L�RZZO���L����Z��PLWTeP�Z����S�PP%dPL�����L�PRTN� �WLY���L�RP�TYR�LY���P�L�TYR�7�PP�4L�S�7WZb�428C�L��MP�bPPY�-&,%�&'��ZaP��)'(�%)')(& 2OU���PO�63:E52�MLNV��Z�R�Zb�S�TY�)')'�LRLTY���M�ZLOWd���LMWP��PaPY�P�ZY�L��PML�PO� ML�T�&�6c�PN�TYR��ZM����2OU���PO�7�PP�4L�S�7WZb�MP�bPPY�k�(,&'%��,&'�XTWWTZY�TY�)')'& 5PWTaP�TYR�ZY�Z����SL�PSZWOP���PX�YP�L�TZY��TXPWTYP1��T��L�R�Z���QTYLW�OTaTOPYO�ZQ� k(��&)�XTWWTZY��k(&�'��P���SL�P��LYO��TT��L�k,,&'�XTWWTZY��SL�P�M�d%MLNV���ZR�LX�TY�)')'& FSP�PYNWZ�PO�TYQZ��L�TZY�NZY��T���P���PR�WL�PO�TYQZ��L�TZY�L��OPQTYPO�TY��SP�DZdLW�6PN�PP�ZQ�),��ZaP�MP���((/���PRL�OTYR��SP�O��TP��ZQ�T���P���ZQ�QTYLYNTLW� TY�����PY���bSTNS�SLaP�MPPY�LO�T��PO�QZ����LOTYR�ZY�L��PR�WL�PO��L�VP����Y�TOP�TYQZ��L�TZY� 3����PW�� 7PM��L�d ()� )')' m JS�S�Sb ���c� ���RW�U DL �pJS�S�Sbq �� bVS p9���O�gq� �;c���Sfb 8�caaS�a4 JD;J� O���c�QSa Wba c�OcRWbSR Q��a��WRObSR �Sac�ba c�RS� ��bS��ObW��O� �W�O�QWO� HS���bW�U IbO�RO�Ra Oa OR��bSR Pg bVS ;c���SO� K�W�� �p;K ��HIq� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3( 9:89�:89ED� s 9��bW�cSR ab���U �C9 U��ebV b� /.1&.�� Qcab��S�a Ob bVS S�R �T G. ,�+3& c� -1 g�g& �SOQVW�U O��c�R ,0 �T b�bO� Qcab��S� �S�ObW��aVW�a( E� bVS TWfSR aWRS& eS ��bSR O� W����dSR �Sb acPaQ�WPS� b�S�R T�� O�� ���RcQba �S�ObWdS b� G-& R�WdS� Pg �c� �SdO��SR ���RcQb ���bT��W� O�R Obb�OQbWdS S�R'�T'gSO� �����bW��a( s 7��bVS� ab���U �cO�bS� W� bS��a �T �Sb ��PW�S ��ab�OWR acPaQ�WPS� U��ebV W� G. �%-3&����& ��W�O�W�g R�WdS� Pg Q��bW�cSR �C9 U��ebV( s 7 VWUVS� aVO�S �T �c�bW��S'��Og O�R VWUVS�'bWS� P��ORPO�R Qcab��S�a O�R bVS PS�STWb �T QS�bOW� ��WQS OR�cab�S�ba R��dS O VSO�bVg - g�g U��ebV W� bVS TWfSR 7HFK �S� Qcab��S� �S�ObW��aVW� b� r/1(1 W� ,�+3( s �N ,�+3 �SdS�cS �T r,&/2-(3 �W��W��& c� , g�g O�R �ST�SQbW�U bVS W���UO�WQ W��OQb T��� P�bV bVS DSfbS� O�R bVS :S LW�dS� CSRWO OQ�cWaWbW��a( E� O �SPOaSR�+� POaWa& �c� b�� �W�S Q��b�OQbSR Pg �cab �dS� + �+(, �& aWU�WTWQO�b�g PSbbS� Q���O�SR b� �c� ��SdW�ca�g bWUVbS�SR b�� �W�S UcWRO�QS �T O��c�R ', ( JVS PSbbS�'bVO�'O�bWQW�ObSR �SdS�cS �S�T���O�QS eOa �OW��g �S�ObSR b� VWUVS� VO�RaSb aO�Sa Rc�W�U G. ,�+3 O�R VWUVS� ���RcQbW�� �SdS�cSa Ob :S LW�dS� CSRWO( G. ,�+3 �SdS�cS �T r01-(- �W��W��& %/ g�g �� O �S���bSR POaWa O�R �SO��g abOP�S dS�aca �Oab gSO� �'�(1 �( s DSb ���TWb �T r,-.(0 �W��W�� T�� �N ,�+3 �G. ,�+34 r3+(1 �W��W���& PSW�U O 0 RSQ�SOaS g�g R�WdS� Pg VWUVS� �Sb TW�O�QS Sf�S�aSa W� bVS �S�W�R& �TTaSbbW�U O ��Pcab +/ g�g W�Q�SOaS W� �c� ��S�ObW�U ���TWb( s 7R�cabSR ;8�J:7 �T r+&-1/(. �W��W�� T�� �N ,�+3& %. g�g �� O �S���bSR POaWa& W�Q�cRW�U bVS DSfbS� O�R :S LW�dS� CSRWO OQ�cWaWbW�� W��OQba O�R bVS O���WQObW�� �T ��HI +0 Oa �T @O�cO�g +& ,�+3( E� O �SPOaSR POaWa& �c� 7R�cabSR ;8�J:7 T�� �N ,�+3 Q��b�OQbSR Pg �SO��g , g�g �'+(1 �( Ec� �SPOaSR 7R�cabSR ;8�J:7 �O�UW� �S�OW�SR P��OR�g abOP�S W� ,�+3 dS�aca ,�+2 Ob /-(, & R�WdS� Pg Q��bW�cSR bWUVb Q�ab Q��b��� O�R �c� OPW�Wbg b� OQVWSdS ��S�ObW�U �SdS�OUS OQ��aa bVS PcaW�Saa( G. ,�+3 7R�cabSR ;8�J:7 �T r-/�(3 �W��W��& c� 0 g�g O �S���bSR POaWa O�R '. g�g �� O �SPOaSR POaWa R�WdS� Pg �W� bVS ��aa �T bVS C;:�7B77D CLDE Q��b�OQb& �WW� VWUVS� aO�Sa O�R �O�YSbW�U Sf�S�aSa O�R �WWW� O b�cUVS� Q���O�Wa�� POaS �S�ObWdS b� O ab���U G. �Oab gSO�( s 7QQ�cSR QO�WbO� Sf�S�RWbc�Sa�-� �T r/20(3 �W��W�� T�� �N ,�+3& W�Q�cRW�U bVS �SQ�U�WbW�� �T bVS KA F�S�WS� BSOUcS P��ORQOabW�U �WUVba T�� bVS c�Q��W�U bV�SS aSOa��a& O +/ RSQ�SOaS dS�aca bVS ��W�� gSO�( ;fQ�cRW�U bVWa W��OQb& �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �S��SaS�bSR ,+ �T �SdS�cS W� bVS �S�W�R( s B�eS� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa O�R a��WR 7R�cabSR ;8�J:7 U��ebV R��dS O ��Pcab ,- W�Q�SOaS W� E�S�ObW�U ��SS 9OaV ���e�.� b� r2,+(- �W��W�� T�� �N ,�+3& c� +2 �� O �SPOaSR POaWa O�R SfQ�cRW�U bVS W��OQb �T ��HI +0( s DSb QOaV T��� ��S�ObW�U OQbWdWbWSa& �Sb QOaV caSR W� W�dSabW�U OQbWdWbWSa O�R �Sb QOaV caSR W� TW�O�QW�U OQbWdWbWSa �T r+&�3,(/ �W��W��& r.-,(� �W��W�� O�R r0.1(- �W��W��& �Sa�SQbWdS�g& T�� �N ,�+3( 7R�cabSR ��SS 9OaV ���e�/� �T r-3+(� �W��W�� T�� �N ,�+3 �G. ,�+34 r+,�(3 �W��W���& '1 Q���O�SR b� �Oab gSO�( Ec� ,�+3 7R�cabSR ��SS 9OaV ���e W�Q�cRSR O r3.(, �W��W�� ��eS� Q��b�WPcbW�� T��� �c� dS�R�� TW�O�QW�U ���U�O�( ;fQ�cRW�U bVWa W��OQb& �c� c�RS��gW�U 7R�cabSR ��SS 9OaV ���e eOa c� +3 gSO�'��'gSO�( s 9��TWRS�b b� RS�WdS� �� �c� bV�SS'gSO� ab�ObSUWQ ��O�& bO�USbW�U �SPOaSR 7R�cabSR ;8�J:7 O�R E�S�ObW�U ��SS 9OaV ���e U��ebV �T O��c�R + O�R O��c�R , T�� ,�,�& �Sa�SQbWdS�g& OUOW�ab P��OR�g abOP�S �SdS�cS( H�Pcab 7R�cabSR ��SS 9OaV ���e bO�USbSR T�� ,�,� PSbeSS� r.+/(�'.-/(� �W��W��& c�RS��W��SR Pg O� Obb�OQbWdS aVO�SV��RS� �S�c�S�ObW�� ���TW�S Oa O���c�QSR aS�O�ObS�g bVWa ����W�U( �O� 7 �SQ��QW�WObW�� �T �c� E�S�ObW�U ��SS 9OaV ���e 97�H T�� ,�+2',�,+ b� O ;K ��HI �SOac�S Wa ��b ���dWRSR Oa ��b O�� S�S�S�ba �T bVS �SQ��QW�WObW�� O�S ����SQbSR Oa �O�b �T �c� T��SQOabW�U ���QSaa& Oa QS�bOW� WbS�a �Og dO�g aWU�WTWQO�b�g T��� ��S �S�W�R b� O��bVS�(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 , 7Z���SP�dPL��PYOPO�5PNPXMP���(� )'(0)'(��%��P��L�PO 4SLYRP�� 7:�2�4:2��9:89�:89ED��k�TY�XTWWTZY���PcNP����P���SL�P�LXZ�Y��� HSdS�cS ,&/2-(3 ,&/--(2 , E�S�ObW�U����TWb 02/(/ /31(0 +/ DSb����TWb� ,-.(0 ,/�(2 �0� DSb����TWb��O�UW� 3(+ 3(3 8OaWQ�SO��W�Ua��S��aVO�S ,(+- ,(,+ �.� :W�cbSR�SO��W�Ua��S��aVO�S ,(+- ,(,+ �.� ��,� 7R�cabSR�;8�J:7 +&-1/(. +&-,,(. . 7R�cabSR�;8�J:7��O�UW�� /-(, /,(, 7QQ�cSR�QO�WbO��Sf�S�RWbc�Sa��SfQ�cRW�U�bVS��SQ�U�WbW����T�T��bPO�����-� P��ORQOabW�U��WUVba�O�R���PW�S�a�SQb�c���WQS�aSa� //.(+ 0/.(, �+/� 7QQ�cSR�QO�WbO��Sf�S�RWbc�Sa�Oa� ��T��SdS�cS��SfQ�cRW�U�bVS��SQ�U�WbW��� �T�T��bPO���P��ORQOabW�U��WUVba�O�R���PW�S�a�SQb�c���WQS�aSa� ,+(. ,/(2 ��.� E�S�ObW�U���SS�9OaV����e 2,+(- 002(, ,- DSb�QOaV�T������S�ObW�U�OQbWdWbWSa +&�3,(/ +&�1/(0 , DSb�QOaV�caSR�W��W�dSabW�U�OQbWdWbWSa �.-,(�� �.00(.� �1� DSb�QOaV�caSR�W��TW�O�QW�U�OQbWdWbWSa �0.1(-� �/0�(+� +0 �/� 7R�cabSR���SS�9OaV����e� -3+(� .,+(3 �1� �A6C2E:��2��9:89�:89ED��EZ�LW�DP�aTNP�� LWRS� +&200&0�� +&3-3&3�� �.� �0� 8OaWQ�dWRS�� +0.&1�� ,�+&,�� �+2� ��1� ;�VO�QSR�dWRS� +&1�+&3�� +&1-2&1�� �,� �2� 8��ORPO�R�W�bS��Sb� +&00.&.�� +&0/1&2�� n ��3� �WfSR'�W�S�bS�S�V��g +&,+,&/�� +&,/0&+�� �-� ��+�� C�PW�S�bS�S�V��g ,&2�2&.�� ,&02-&3�� / F�ab�OWR ,&-0-&2�� ,&+3.&/�� 2 F�S�OWR ...&0�� .23&.�� �3� J�W��S'��Og�Qcab��S�a +&++�&-�� +&+./&2�� �-� ��++� IS�dWQSa��S��Qcab��S���S�ObW��aVW� ,(,3 ,(,3 n ��++���+,� 7HFK��S��Qcab��S���S�ObW��aVW���r�)����bV� /1(1 //(3 - A��NSL�P ��TNP LWWZNL�TZY QZ� �SP �Pc�PW LN��T�T�TZY1 Ec� :SQS�PS� -+& ,�+2 abObS�S�b �T TW�O�QWO� ��aWbW�� VOa PSS� �SabObSR& �ST�SQbW�U bVS �Sb��a�SQbWdS W��OQb �T bVS �c�QVOaS ��WQS O���QObW�� �pFF7q� T�� bVS DSfbS� OQ�cWaWbW��& eVWQV eOa ��b gSb OdOW�OP�S Ob gSO�'S�R ,�+2( MS �STS� b� ISQbW�� , 8TYLYNTLW :TRSWTRS�� T�� ���S W�T���ObW��(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 - 9���S�bW�U �� bVS �Sac�ba& �ZSY AZ��P�� EPWPYP�h� 4STPQ 6cPN��TaP �QQTNP�& abObSR4 ���� aP�d �WPL�PO �SL� bP �TNVPO �SP MZcP� ZYNP LRLTY ZY LWW Z�� Q�WW dPL� �()1 R�TOLYNP �P��TN�� IP LNSTPaPO Z�� Q�WW dPL� �()1 R�TOLYNP �SLYV� �Z L �ZWTO �P� ZQ Z�P�L�TZYLW �B��� bSTNS �YOP��TY �SP R�PL� ��L�� �Z Z�� �()1%�(�) ���L�PRTN R�Zb�S �WLY� FS�Z�RS Z�� ��NNP��Q�W PYO%ZQ%dPL� ��Z�Z�TZY� LYO �PaL��PO ��ZO�N� �Z��QZWTZ� �SP YP� LOOT�TZY� ��PYO QZ� LWW ZQ Z�� ��ZO�N�� T���ZaPO �PWL�TaP �Z ��PNPOTYR ��L��P��� IP LOOPO LYZ�SP� �1��(( YP� YPb QTcPO%�ZMTWP NZYaP�RPO "�8�5�� ��M�N�TMP�� TY �SP QZ���S ��L��P� ZQ �()1� M�TYRTYR �SP �Z�LW 8�5 N���Z�P� ML�P �Z -,/�,((� �� �/ dZd� 3� ��NS� �SP �PYP��L�TZY ZQ 8�5 ��M�N�TMP�� �PWL�TaP �Z �SP �Z�LW Y��MP� ZQ N���Z�P� �PWL�TZY�ST�� �P��P�PY�PO L���ZcT�L�PWd �. L� �SP C, �()1 ��L��P�%PYO L� NZ��L�PO �Z L���ZcT�L�PWd )1 L dPL� LRZ� AY �SP M�ZLOMLYO �TOP� bP �PNZ�OPO L YP� TYN�PL�P ZQ -��(( D9G� TY �SP ��L��P�� bSTNS �P��P�PY�PO Z�� MP�� ��L��P�Wd �P�QZ��LYNP �TYNP C) �()/� 3YO TY �SP aTOPZ L�PL� bP LW�Z �Lb LY T���ZaPO ��PYO O�TaPY Md �SP LbL�PYP�� NL��LTRY L�Z�YO �ETRYLW EbT�NS�� bSTNS ��TRRP�PO �SP �TR�L�TZY ZQ LYLWZR FH ��M�N�TMP�� �ZbL�O� L OTRT�LW ZQQP�� �Y �P��� ZQ aLW�P� bP ��NNPPOPO TY TYN�PL�TYR �SP QTcPO 3DBG �P� N���Z�P� �PWL�TZY�ST� TY �()1 Md � dZd �Z YPL�Wd f-0� FSP MTRRP�� O�TaP� T� Z�� �I�9A� ��ZO�N� ��T�P� bSTNS bP Pc�LYOPO TY ��YP �()1� O�TaTYR L MP��P� �TP� �Tc� A�� �ZMTWP L��LNS �L�P TYN�PL�PO / �P�NPY�LRP �ZTY�� dZd �Z -1 TY �B L� �Z�P LYO �Z�P N���Z�P�� Z�� QZ� M�YOWPO ZQQP��� FST� LW�Z Pc�WLTY� Z�� NZY�TY�PO R�Zb�S TY �ZMTWP �Z���LTO� LOOTYR �1�((( ��M�N�TMP�� TY �SP QZ���S ��L��P�� �Y �SP 4�4 �PR�PY�� bP Q���SP� �TRYPO ��W�T�WP YPb WL�RP LNNZ�Y�� LYO � L� LW�Z �L��TN�WL�Wd �WPL�PO bT�S �SP �ZWTO ���LVP ZQ �SP M�LYO YPb ������ 8�5 ZQQP� "QZ��P�Wd NLWWPO �I�9A 4��TYP����� O�TaTYR R�Zb�S TY �SP ��LWW M��TYP�� �PR�PY�� 4d WL�YNSTYR ) RTRLMT� ��PPO� ZY Z�� :85 YP�bZ�V MLNV TY EP��P�MP� �()1� bP �PNZYQT��PO Z�� WPLOP��ST� TY TYQ�L����N���P� 8TcPO ��LQQTN �Z�P �SLY ��T�WPO L�ZYR�� Z�� 9TRLMT� ��M�N�TMP��� �YOP��TYYTYR �SP YPPO QZ� ��PPO� IP OT���TM��PO ZaP� -,,�((( IT8T MZZ��P�� L� �SP PYO ZQ C, �()1� LY TYN�PL�P ZQ 1 �Z� LYO L ���ZYR O�TaP� ZQ N���Z�P� �L�T�QLN�TZY LYO Z�� YP� ��Z�Z�Z� �NZ�P� FSP 4�BF O�TaP �P��� �P�QZ��PO TY EP��P�MP�% AN�ZMP� �()1 OP�ZY���L�P �SL� bP L�P LW�Z WPLOTYR ZY �SP �ZMTWP �TOP� bT�S �SP STRSP�� ��% LYO OZbYWZLO ��PPO�� 5Z�MTYTYR �SP MP�� 8�5 ��ZO�N�� bT�S �SP �Z�� TY��T�TYR PY�P��LTY�PY� Pc�P�TPYNP SL� LWbLd� MPPY L� �SP NZ�P ZQ Z�� ���L�PRd TYNW�OTYR HA6 �BWLd� LYO �BWLd �Z�P� ��P�T�� PY�P��LTY�PY� �LNVLRP� bT�S �SP WL�P�� �Z��WL� �P�TP�� A�� Q�WWd ZbYPO NZ��P�NTLW M�ZLONL��TYR NSLYYPW�� �LYLRPO aTL E4E 4PWRT��� NLY WZZV MLNV ZY L RZZO dPL� LYO �P� L YPb ST��Z�TNLW �PNZ�O2 �H�7D�� �H��8� LYO �K7E� NWZ�PO �()1 bT�S L YPL�Wd �) �L�VP� �SL�P bT�STY �SP NZ��P�NTLW �L�RP� R�Z�� ZQ )0%-, dPL� ZWO�� �ZZVTYR QZ�bL�O ZY �SP MTR �SP�P� QZ� �(�(� bP bTWW QZN�� ZY Q���SP� O�TaTYR 8�5 LYO T���ZaTYR Z�� ��ZO�N� �TP� �Tc� WPaP�LRTYR ZY WPLOP��ST� TY QTcPO LYO �ZMTWP NZYYPN�TaT�d� NZY�TY�P TYYZaL�TYR Z�� ��ZO�N� ��T�P LYO QZN�� ZY 4�4 LYO YPb M��TYP�� TYT�TL�TaP� �Z Q���SP� LNNPWP�L�P R�Zb�S� IT�S �SL�� ��� NZYQTOPY� �SL� bP bTWW OPWTaP� ZY MZ�S Z�� Q�WW dPL� �(�( ZMUPN�TaP�� L� Z��WTYPO MPWZb� L� bPWW L� Z�� �S�PP%dPL� ���L�PRTN �WLY��

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 . 9���S�bW�U �� bVS �Sac�ba& 6�TV GLY OPY 6YOPY� EPWPYP�h� 4STPQ 7TYLYNTLW �QQTNP�& abObSR4 �FPWPYP� NLY WZZV MLNV L� L ��NNP��Q�W dPL�� O��TYR bSTNS bP WLTO �SP QZ�YOL�TZY� QZ� SPLW�Sd Q����P ��ZQT�LMWP R�Zb�S� �P�SL�PO Z�� ��ZO�N� �Z��QZWTZ� OPWTaP�PO ZY LWW ZQ Z�� QTYLYNTLW �L�RP�� LYO Z�� �SL�PSZWOP� �P��YP�L�TZY �T�PWTYP L� ��P�PY�PO O��TYR �SP 6PNP�MP� �()0 5L�T�LW �L�VP�� 6Ld� 8Z� �SP Q�WW dPL�� bP LNSTPaPO �PaPY�P ZQ YPL�Wd f��. MTWWTZY� �� � dZd LYO �LTYWd T��LN�PO Md �SP TYZ�RLYTN PQQPN�� ZQ MZ�S �SP �Pc�PW LYO �SP 6P HTUaP� �POTL LN��T�T�TZY� L� OP�LTWPO TY Z�� �PaPY�P �PN�TZY� AY L �PML�PO ML�T�� Z�� �Z� WTYP OPNWTYPO �ZOP��Wd Md U��� ZaP� ) "%)�� � TY �()1� bSTNS bL� �TRYTQTNLY�Wd MP��P� NZ��L�PO �Z Z�� ��PaTZ��Wd ��R�LOPO �Z� WTYP R�TOLYNP ZQ L�Z�YO %� � FSP MP��P�%�SLY%LY�TNT�L�PO �PaPY�P �P�QZ��LYNP bL� �LTYWd �PWL�PO �Z STRSP� SLYO�P� �LWP� O��TYR C, �()1 LYO STRSP� ��ZO�N�TZY �PaPY�P� L� 6P HTUaP� �POTL� IP LW�Z ��NNPPOPO TY �LTY�LTYTYR Z�� NLMWP ��M�N�T��TZY �PaPY�P M�ZLOWd ��LMWP QZ� �SP Q�WW dPL� ZQ �()1 OP��T�P NP��LTY NZ��P�T�TaP LYO �PR�WL�Z�d SPLObTYO�� AY �SP YPRL�TaP �TOP� Z�� �PML�PO �PaPY�P bL� T��LN�PO Md �SP WZ�� ZQ �SP �76�3�33� �H�A NZY��LN�� WZbP� TY�P�NZYYPN� �PaPY�P LYO WZbP� �ZMTWP �PWP�SZYd �PaPY�P� 7cNW�OTYR �SP WZ�� ZQ �SP LQZ�P�PY�TZYPO �H�A NZY��LN�� Z�� �PML�PO �PaPY�P bZ�WO SLaP MPPY M�ZLOWd ��LMWP dPL�%ZY%dPL� QZ� �()1� AY L �P�Z��PO ML�T�� Z�� 3OU���PO 74�F63 TY �()1 TYN�PL�PO , dZd �Z LW�Z�� f)�, MTWWTZY� TYNW�OTYR �SP �Pc�PW LYO 6P HTUaP� �POTL LN��T�T�TZY T��LN�� LYO �SP L��WTNL�TZY ZQ �SP YPb �8DE ). WPL�P LNNZ�Y�TYR ��LYOL�O L� ZQ �LY�L�d )� �()1� FSP WL��P� SLO L QLaZ�LMWP T��LN� ZQ YPL�Wd f,� �TWWTZY ZY Z�� 3OU���PO 74�F63 TY �()1� AY L �PML�PO ML�T�� PcNW�OTYR �SP LQZ�P�PY�TZYPO TYZ�RLYTN PQQPN�� LYO �SP T��LN� ZQ �8DE ).� Z�� 3OU���PO 74�F63 NZY��LN�PO Md LW�Z�� � "%)�/ � NZ��L�PO �Z WL�� dPL�� �PQWPN�TYR �SP WZ�� ZQ �SP �76�3�33� �H�A NZY��LN� LYO NP��LTY �PR�WL�Z�d SPLObTYO�� 3� Pc�PN�PO� �SP OPNWTYP TY Z�� �PML�PO 3OU���PO 74�F63 bL� �Z�P Z����ZVPY TY C, "%, dZd� ZY �SP MLNV ZQ "T� �SP WZ�� ZQ �SP �76�3�33� �H�A NZY��LN�� "TT� STRSP� �LWP� LYO �L�VP�TYR Pc�PY�P� LYO "TTT� L �Z�RSP� NZ��L�T�ZY ML�P �PWL�TaP �Z L ���ZYR C, WL�� dPL�� IP ��NNPPOPO TY ��M��LY�TLWWd �PO�NTYR Z�� TYaP���PY� TY�PY�T�d L� NZ��L�PO �Z WL�� dPL�� A�� LNN��PO NL�T�LW Pc�PYOT���P� �PLNSPO f-0/ �TWWTZY TY �()1 LYO �PQWPN�PO �SP �PNZRYT�TZY ZQ �SP G� B�P�TP� �PLR�P M�ZLONL��TYR �TRS��� bSTNS bP ��NNP��Q�WWd �PYPbPO QZ� LYZ�SP� �S�PP �PL�ZY� TY �SP QT��� ��L��P�� 7cNW�OTYR �ST� T��LN� LYO PcNW�OTYR �SP �PNZRYT�TZY ZQ �SP �9 �ZMTWP ��PN���� WTNPY�P Pc�PY�TZY TY C� �()0� Z�� LNN��PO NL�T�LW Pc�PYOT���P� OPN�PL�PO )- dZd� P��TaLWPY� �Z L�Z�YO �) ZQ �PaPY�P TY �SP �P�TZO� FSP ��M��LY�TLW OPNWTYP TY Z�� LNN��PO NL�T�LW Pc�PYOT���P� "PcNW�OTYR �SP �PNZRYT�TZY ZQ �SP LMZaP%�PY�TZYPO QZZ�MLWW M�ZLONL��TYR �TRS�� LYO �ZMTWP ��PN���� WTNPY�P� O�ZaP L �� dZd TYN�PL�P TY Z�� A�P�L�TYR 8�PP 5L�S 8WZb �Z f0�) �TWWTZY� AY L �PML�PO ML�T� LYO PcNW�OTYR �SP �8DE ). T��LN�� bP LNSTPaPO LY )0 TYN�PL�P TY Z�� A�P�L�TYR 8�PP 5L�S 8WZb� bSTNS bL� L� �SP ���P� PYO ZQ Z�� Z��WZZV� A�� 3OU���PO 8�PP 5L�S 8WZb �PLNSPO f�1) �TWWTZY TY �()1� TYNW�OTYR L �ZM��� f)�) �TWWTZY TY �SP QZ���S ��L��P�� :PYNP� bP OPWTaP�PO ZY Z�� Q�WW dPL� Z��WZZV ZQ f�0(�( �� �Z f,((�( �TWWTZY� DPWL�TaP �Z �()0� Z�� 3OU���PO 8�PP 5L�S 8WZb QZ� 8J �()1 �PQWPN�PO L f1,�� �TWWTZY WZbP� NZY��TM��TZY Q�Z� Z�� aPYOZ� QTYLYNTYR ��ZR�L�� 7cNW�OTYR �ST� T��LN�� Z�� �YOP�WdTYR 3OU���PO 8�PP 5L�S 8WZb bL� LN��LWWd �� )1 dPL�%ZY%dPL� O�TaPY Md �ZWTO R�Zb�S TY Z�� YP� Z�P�L�TYR NL�S QWZb� TYNW�OTYR L �Z�T�TaP bZ�VTYR NL�T�LW ��PYO TY C,� �Y 6PNP�MP� �()0 O��TYR �SP 5L�T�LW �L�VP�� 6Ld bP ��P�PY�PO Z�� ���L�PRTN �WLY QZ� �SP YPc� �S�PP dPL�� �� �Z �(�)� 3� bP �LYLRPO �Z OPWTaP� ZY LWW Z�� QTYLYNTLW ZMUPN�TaP� TY �()1� bP L�P ZQQ �Z L �ZWTO ��L�� �Z OPWTaP� ����LTYLMWP ��ZQT�LMWP R�Zb�S ZaP� �SP �()0%�(�) �P�TZO� 3� L �P�TYOP�� bP �L�RP� LY A�P�L�TYR 8�PP 5L�S 8WZb 539D ZQ .�- �Z 0�( ZaP� �SP �()0%�(�) �P�TZO "PcNW�OTYR �SP �PNZRYT�TZY ZQ QZZ�MLWW M�ZLONL��TYR �TRS�� LYO �ZMTWP ��PN���� WTNPY�P� LYO PcNW�OTYR �SP T��LN� ZQ �8DE ).� L��WTNLMWP L� ZQ �LY�L�d )� �()1�� 8Z� �(�(� bP Pc�PN� LY T���ZaPO ��Y �L�P TY MZ�S Z�� �PML�PO �PaPY�P LYO 3OU���PO 74�F63 �P�QZ��LYNP OP��T�P NP��LTY �PR�WL�Z�d T��LN�� LYO �SP NZY�TY�PO T��LN� Q�Z� �SP WZ�� ZQ �SP �76�3�33� �H�A NZY��LN� ��TWW TY C) �(�(� 8Z� �SP Q�WW dPL�� bP Pc�PN� M�ZLOWd ��LMWP �PaPY�P LYO 3OU���PO 74�F63 R�Zb�S ZQ L�Z�YO ) ZY L �PML�PO ML�T�� 3� bP ��M��LY�TLWWd �PO�NPO Z�� NL�T�LW TY�PY�T�d TY �()1 aP���� �()0� Z�� A�P�L�TYR 8�PP 5L�S 8WZb R�Zb�S bTWW MP WZbP� TY �(�( aP���� WL�� dPL�� �L�RP�TYR L�Z�YO � R�Zb�S ZY L �PML�PO ML�T�� FS�Z�RS "T� STRSP� A�P�L�TYR 8�PP 5L�S 8WZb� "TT� WZbP� NL�S �LcP� LYO "TTT� WZbP� NL�S TY�P�P�� Pc�PY�P�� bP Pc�PN� L QT�� ���LVP TY Z�� 3OU���PO 8�PP 5L�S 8WZb Q�Z� f�1) �TWWTZY TY �()1 �Z MP�bPPY f,)-%,�- �TWWTZY QZ� �(�(�

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 / IP �PLNSPO L YP� �Z�LW WPaP�LRP �L�TZ ZQ ,�(c L� �SP PYO ZQ 6PNP�MP� �()1� �P��P�PY�TYR �SP �TO%�ZTY� ZQ Z�� �L�RP�PO YP� �Z�LW WPaP�LRP Q�L�PbZ�V� 3� ��L�PO O��TYR �SP 6PNP�MP� �()0 5L�T�LW �L�VP�� 6Ld� bP TY�PYO �Z ��Ld L�Z�YO �SP �TO%�ZTY� TY LM�PYNP ZQ LYd �L�P�TLW LN��T�T�TZY� LYO'Z� �TRYTQTNLY� NSLYRP� TY Z�� M��TYP�� Z� �PR�WL�Z�d PYaT�ZY�PY�� 3� �L�� ZQ Z�� NL�T�LW LWWZNL�TZY Q�L�PbZ�V� bP LT� �Z OT���TM��P MP�bPPY -( LYO /( ZQ �SP ��TZ� dPL� 3OU���PO 8�PP 5L�S 8WZb �Z �SL�PSZWOP�� �S�Z�RS TY�P��POTL�P LYO QTYLW OTaTOPYO�� IT�STY �SP MZ�YOL�TP� ZQ �SP LQZ�P�PY�TZYPO YP� �Z�LW WPaP�LRP Q�L�PbZ�V LYO TY LM�PYNP ZQ LYd ZQ �SP LMZaP QLN�Z��� �SP �P�LTYTYR �L�� ZQ Z�� 3OU���PO 8�PP 5L�S 8WZb �Ld MP NZY�TOP�PO QZ� TYN�P�PY�LW �SL�P M�d% MLNV�� Pc��LZ�OTYL�d OTaTOPYO�� OPWPaP�LRTYR� LNN�P�TaP LN��T�T�TZY� Z� L NZ�MTYL�TZY �SP�PZQ� �Y WTRS� ZQ �SP TY�P��POTL�P OTaTOPYO �LTO TY 6PNP�MP� �()1 LYO �SP �ZM��� 3OU���PO 8�PP 5L�S 8WZb RPYP�L�PO TY �()1� �SP MZL�O ZQ OT�PN�Z�� bTWW ��Z�Z�P L R�Z�� QTYLW OTaTOPYO ZQ f),��� �TWWTZY "f)��( R�Z�� �P� �SL�P� �Z T�� �SL�PSZWOP�� L� �SP 3��TW �1� �(�( 3YY�LW 9PYP�LW ESL�PSZWOP��� �PP�TYR� �Q LYO bSPY L���ZaPO� �SP QTYLW OTaTOPYO bTWW MP �LTO TY PL�Wd �Ld �(�(� FSP QTYLW OTaTOPYO �P� �SL�P bTWW MP OP�P��TYPO L� �SP PYO ZQ �L�NS ML�PO ZY �SP Y��MP� ZQ OTaTOPYO%PY�T�WPO �SL�P� �SPY Z����LYOTYR� 3� LY LOO%ZY �Z �SP �Z�LW OTaTOPYO �LTO ZaP� 8J �()1� �SP MZL�O ZQ OT�PN�Z�� SL� LW�Z L��SZ�TePO L YPb �SL�P M�d%MLNV ��ZR�L� ZQ �� �Z )�) �TWWTZY �SL�P� QZ� L �LcT��� L�Z�Y� ZQ f-- �TWWTZY� PQQPN�TaP L� ZQ PYO%8PM��L�d �(�(� IT�S �SL�� bP NZY�TY�P �Z OPWTaP� LRLTY�� Z�� LY�TNT�L�PO �SL�PSZWOP� �P��YP�L�TZY �T�PWTYP� NZ�MTYTYR L���LN�TaP �SL�PSZWOP� �Ld%Z��� bT�S �ZM��� �YOP�WdTYR 3OU���PO 8�PP 5L�S 8WZb��

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 0 ( ��P�L�TZYLW�STRSWTRS�� :�A�CE2�E�C6A�CE:�8�492�86D1 CP��P�PY�L�TZY ZQ XZMTWP �Z���LTO �PWP�SZYd ��M�N�TMP��1 MS VOdS �S��SaS�bSR bVS CO�QV -+& ,�+2& @c�S -�& ,�+2& IS�bS�PS� -�& ,�+2 O�R :SQS�PS� -+& ,�+2 ��PW�S ��ab�OWR acPaQ�WPS� POaS T����eW�U bVS �S��dO� �T W�OQbWdS ��Og Oa g�c U� acPaQ�WPS�a�( JVSaS acPaQ�WPS�a R� ��b �Og O ���bV�g acPaQ�W�bW�� TSS O�R O�S ���g PSW�U PW��SR �� bVSW� STTSQbWdS caOUS( 7a O �Sac�b �T bVS W�OQbWdS abObca �T QS�bOW� I�C QO�Ra& eS �SRcQSR P�bV �c� ��PW�S ��ab�OWR acPaQ�WPS� POaS O�R b�bO� ��PW�S acPaQ�WPS�a Pg .3&.��& /2&2��& /,&1�� O�R .1&+��& �Sa�SQbWdS�g T�� bVS �S�W�Ra �S�bW��SR OP�dS( JVWa OR�cab�S�b RWR ��b W��OQb �c� ��PW�S bS�S�V��g �SdS�cS Rc�W�U G. ,�+3( (&( ��W�T�WP%�WLd �G6CG:6H� ��F�E:A�6%A�2J 7b :SQS�PS�� -+& ,�+3& eS aS�dSR ,&�1,&+�� c�W�cS Qcab��S� �S�ObW��aVW�a& eVWQV �S��SaS�bSR O����fW�ObS�g 0+ �T bVS -&-2/&,�� V��Sa �OaaSR Pg �c� �SORW�U VgP�WR TWPS� Q�OfWO� ����9�� �Sbe��Y OQ��aa �c� ��S�WaV O�R 8�caaS�a T��b��W�b( Ec� QOP�S �Sbe��Y Q��aWaba �T O RS�aS TWPS� POQYP��S eWbV ��QO� ���� Q���SQbW��a Q��ab�cQbSR �T Q�OfWO� QOP�S eWbV a�SQb�c� caSR c� b� +(,��h& ��eS�SR Pg bVS ;c��:�QaWa -(� O�R -(+ bSQV����Ug eWbV RObO R�e�ab�SO� a�SSRa �T c� b� + �P�a OQ��aa bVS S�bW�S T��b��W�b( 7b :SQS�PS��-+& ,�+3& eS ���dWRSR .&1.-&/�� TWfSR aS�dWQSa ��H�Ka�� Q��aWabW�U �T +&200&0�� dWRS�& +&00.&.�� P��ORPO�R W�bS��Sb O�R +&,+,&/�� TWfSR'�W�S bS�S�V��g acPaQ�W�bW��a( �� ORRWbW��& O����fW�ObS�g 3+ �T �c� dWRS� acPaQ�WPS�a VOR c�U�ORSR b� �c� VWUVS� 7HFK S�VO�QSR dWRS� ��ObT��� Ob :SQS�PS�� -+& ,�+3( ;�VO�QSR dWRS� acPaQ�WPS�a S���g O� S��WQVSR JL Sf�S�WS�QS eWbV c��Sab�WQbSR OQQSaa b� O eWRS� �O�US �T RWUWbO�& �: O�R �Og bS�SdWaW�� a���ba& aS�WSa O�R ��dWSa QVO��S�a& O dOab �WP�O�g �T R��SabWQ O�R W�bS��ObW��O� dWRS�'��'RS�O�R ��LE:�� Q��bS�b O�R �c� �dS�'bVS'b�� ��EJJ�� ��ObT��� �NS�� F�Og�( 7b :SQS�PS��-+& ,�+3& eS O�a� aS�dSR ,&2�2&.�� ��PW�S acPaQ�WPS�a& �T eVWQV O����fW�ObS�g 2. O�S acPaQ�WPSR b� O�g �T �c� Obb�OQbWdS ��PW�S �� TWfSR ��PW�S Q��dS�USR ���C9�� �ObS ��O�a( MS �SOQVSR O Pc�R�W�U �ObS �T ,(,3 TWfSR H�Ka �S� c�W�cS Qcab��S� �S�ObW��aVW� Ob bVS S�R �T G. ,�+3& eVWQV eOa abOP�S Q���O�SR b� bVS ��W�� gSO� �S�W�R( 7����fW�ObS�g -+ �T �c� QOP�S Qcab��S�a acPaQ�WPSR b� O �cOR�c��S'��Og Pc�R�S Ob :SQS�PS��-+& ,�+3 �SfQ�cRW�U ��PW�S acPaQ�W�bW��a c�RS� bVS 87I; P�O�R�& O a��WR W�Q�SOaS �T . �S�QS�bOUS ��W�ba Q���O�SR b� bVS aO�S �S�W�R �T �Oab gSO�& W�RWQObW�U Q��bW�cSR c�bOYS �T �c� TWfSR'��PW�S Q��dS�US�QS ab�ObSUg( Ec� S�R'�T'gSO� �����bW��O� QO��OWU�a& Q��PW�W�U �c� �C9 T�OUaVW� �M��E� Pc�R�Sa eWbV O QV�WQS �T bV�SS VO�ReO�S RSdWQSa& ���dSR dS�g acQQSaaTc�( DSb acPaQ�WPS� U��ebV T�� �c� �C9 Pc�R�Sa �S�OW�SR ��Pcab W� G. ,�+3& Obb�OQbW�U -3&,�� �Sb acPaQ�WPS�a W� bVS �cO�bS�( JVWa eOa P��OR�g c�QVO�USR dS�aca G- ,�+3& eVWQV �S��SaS�bSR �c� PSab �cO�bS��g �S�T���O�QS aW�QS G- ,�+1( 7b :SQS�PS��-+& ,�+3& �c� �C9 Qcab��S� POaS& eVWQV W�Q�cRSa P�bV �c� �M��E� O�R �NK�E� Qcab��S�a& �SOQVSR O b�bO� �T /.1&.�� �C9 Qcab��S�a& eVWQV eOa c� -1 gSO�'��'gSO�( 7a acQV& bVS �S�Sb�ObW�� �T �C9 acPaQ�WPS�a �S�ObWdS b� bVS b�bO� �c�PS� �T Qcab��S� �S�ObW��aVW�a �S��SaS�bSR O����fW�ObS�g ,0 Ob bVS G. ,�+3 �cO�bS�'S�R Oa Q���O�SR b� O����fW�ObS�g +3 O gSO� OU�( 2CAF A6C 4FDE��6C C6�2E:��D9:A JVS 7HFK �S� Qcab��S� �S�ObW��aVW�& eVWQV SfQ�cRSa �c� ��PW�S bS�S�V��g �SdS�cS O�R QS�bOW� �bVS� bg�Sa �T �SdS�cS& Wa ��S �T �c� Q��S ��S�ObW�U abObWabWQa Oa eS aSSY b� �PbOW� O �O�US� aVO�S �T �c� Qcab��S�a" bS�SQ���c�WQObW�� O�R S�bS�bOW��S�b a�S�RW�U( ��� bVS bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS OQVWSdSR O� 7HFK �S� Qcab��S� �S�ObW��aVW� �T r/1(1& �S��SaS�bW�U O a��WR - W�Q�SOaS �S�ObWdS b� bVS ��W�� gSO�( �� G. ,�+3& bVS 7HFK �S� Qcab��S� �S�ObW��aVW� gWS�RSR r/2(. O�R eOa c� , Q���O�SR b� G. ,�+2( ���ebV W� bVS 7HFK �S� Qcab��S� �S�ObW��aVW� W� P�bV �S�W�Ra eOa c�RS��W��SR Pg �W� O VWUVS� ������bW�� �T �c�bW��S' ��Og acPaQ�WPS�a W� �c� �dS�O�� Qcab��S� �Wf& �WW� O �O�US� aVO�S �T VWUVS�'bWS� P��ORPO�R acPaQ�WPS�a W� �c� �Wf O�R �WWW� bVS PS�STWb T��� QS�bOW� ��WQS OR�cab�S�ba& eVWQV eOa �O�b�g �TTaSb Pg O VWUVS� ������bW�� �T Pc�R�S RWaQ�c�ba �W�Q�cRW�U TWfSR'bS�� �����bW��a� O�R ��eS� �cb'�T'Pc�R�S caOUS'�S�ObSR �SdS�cS(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 1 (&) 3�ZLOMLYO�TY�P�YP� 7b :SQS�PS��-+& ,�+3& eS aS�dSR +&00.&.�� P��ORPO�R W�bS��Sb acPaQ�WPS�a& �S��SaS�bW�U O �Sb W�Q�SOaS �T /&,�� H�Ka T��� IS�bS�PS� -�& ,�+3( JVWa �S��SaS�bSR �c� PSab �cO�bS��g �S�T���O�QS aW�QS G+ ,�+1 O�R eOa �OW��g �S�ObSR b� �W� VWUVS� �C9 aO�Sa �Sac�bW�U T��� bVS acQQSaaTc� S�R'�T'gSO� �����bW��a& �WW� �c� W����dSR P��ORPO�R abO�RO���S �W�S'c� eWbV c�U�ORSR a�SQa OQ��aa O�� P��ORPO�R bWS�a O�R �WWW� ��eS� QVc�� �� bVS POQY �T bVS TORW�U W��OQb �T bVS 7cUcab ��WQS OR�cab�S�b( 7��cO�WhSR QVc�� �SOQVSR 3(2 W� G. ,�+3 O�R eOa .-� POaWa ��W�ba ��eS� dS�aca bVS +.(+ W� G. ,�+2& eVWQV eOa W��OQbSR Pg bVS I�H 8S�cf Qcab��S� �WU�ObW�� Rc�W�U bVOb �S�W�R( 7a eS Q��bW�cS b� T�Qca �� �OfW�WhW�U bVS W�'V��S Q���SQbWdWbg Qcab��S� Sf�S�WS�QS& eS RWab�WPcbSR �dS� /..&��� MW�W P��abS�a Ob bVS S�R �T G. ,�+3& O� W�Q�SOaS �T 3 Q���O�SR b� bVS ��SQSRW�U �cO�bS� O�R O ab���U R�WdS� �T Qcab��S� aObWaTOQbW�� O�R �c� �Sb �����b�� aQ��S ��DFI��( �WdS gSO�a OTbS� bVS abO�b �T �c� TWfSR �Sbe��Y c�U�ORS ���U�O� �:S ���bS DSbeS�T�& eS VOdS ��e PSUc� b� Q���S�QWO�WhS RObO R�e���OR a�SSRa �T + UWUOPWb �S� aSQ��R bV��cUV�cb �c� S�bW�S T��b��W�b W� ��O�RS�a O�R 8�caaS�a& �SQ��TW��W�U �c� abObca �T TOabSab �IF W� bVS �O�YSb( �� G- ,�+3& eS O�a� W�Q�SOaSR bVS a�SSRa �T O�� SfWabW�U ��bS��Sb �TTS�a eWbV /� c� b� +/� T�� �dS� +(, �W��W�� Qcab��S�a O�R �Oc�QVSR O P�O�R �Se ����7 I�SSRP��ab� ��bW��& eVWQV S�OP�Sa bVS b�� a�SSR �T + UWUOPWb �S� aSQ��R T�� O� ORRWbW��O� r+/ �S� ���bV( (&� 7TcPO%WTYP��PWP�SZYd 7b :SQS�PS��-+& ,�+3& eS aS�dSR +&,+,&/�� TWfSR'�W�S bS�S�V��g acPaQ�WPS�a& �S��SaS�bW�U O - RSQ�SOaS Q���O�SR b� bVS aO�S �S�W�R �T �Oab gSO�& �ST�SQbW�U O� �dS�O�� RSQ�W�W�U �O�YSb b�S�R( HS�ObWdS b� IS�bS�PS� -�& ,�+3& �c� TWfSR'�W�S bS�S�V��g acPaQ�WPS� POaS Q��b�OQbSR Pg 2&1�� �Sb H�Ka& �O�YW�U O� W����dS�S�b dS�aca bVS �Sb ��UO�WQ ��aa �T +-&0�� W� G-( IW�W�O� b� P��ORPO�R W�bS��Sb& O��cO�WhSR QVc�� T�� �c� TWfSR'�W�S bS�S�V��g aS�dWQS W����dSR aWU�WTWQO�b�g Q���O�SR b� bVS aO�S �S�W�R �T �Oab gSO� eWbV /3� POaWa ��W�ba b� +�(1 W� G. ,�+3( (&� �ZMTWP��PWP�SZYd Ec� ��PW�S bS�S�V��g acPaQ�WPS� POaS& eVWQV SfQ�cRSa acPaQ�WPS�a c�RS� �c� Q���S�QWO� eV��SaO�S �O�b�S�aVW�a O�R �c� IC; Qcab��S�a& b�bO�SR ,&2�2&.�� I�Ca Ob bVS S�R �T G. ,�+3& W�Q�cRW�U ,&-0-&2�� ��ab�OWR acPaQ�WPS�a( JVS �S�OW�W�U ...&0�� ��PW�S acPaQ�WPS�a O�S ��S�OWR acPaQ�WPS�a c�RS� bVS 87I; P�O�R( DSb ��ab�OWR acPaQ�WPS� U��ebV �S�OW�SR a��WR W� bVS �cO�bS� �S�ObWdS b� ��SQSRW�U �cO�bS�a eWbV -3&��� I�Ca ORRSR W� G. ,�+3& �OW��g R�WdS� Pg bVS OQQS�S�ObSR U��ebV �T �c� �C9 acPaQ�WPS� POaS O�R Obb�OQbWdS TWfSR bS�� �����bW��a( (&, GTOPZ E�E2��G:56� 7b :SQS�PS�� -+& ,�+3& �c� b�bO� POaWQ O�R S�VO�QSR dWRS� Qcab��S� POaS �SOQVSR +&200&0��( E� O aS�cS�bWO� POaWa& eS ��ab +/&+�� �Sb dWRS� acPaQ�WPS�a Rc�W�U G. ,�+3& eVWQV �O�YSR O� W����dSR b�S�R dS�aca bVS ��W�� �cO�bS� eVWQV eOa �O�bWQc�O��g W��OQbSR Pg bVS W����dSR b�S�R W� �c� S�VO�QSR dWRS� acPaQ�WPS�a( JVS �Sb ��aa SfQ�cRSa �WU�ObW��a b� �c� S�VO�QSR dWRS� aS�dWQS O�R �S��SaS�ba Qcab��S�a QVc��W�U b� Q���SbWb��ao ��ObT���a& acQV Oa �bVS� RWUWbO� bS�SdWaW��& EJJ O�R aObS��WbS ���dWRS�a& �� Qcab��S�a bS��W�ObW�U bVSW� dWRS� aS�dWQS �� VOdW�U ��dSR �cb �T �c� aS�dWQS T��b��W�b( ;O��g EQb�PS� ,�+3& eS �Oc�QVSR �c� �IWU�O� IeWbQV� QO��OWU� W� ��RS� b� ��S�O�S T�� bVS aeWbQV'�TT �T P�bV bVS O�O��U �ORW� O�R dWRS� aWU�O�a PSbeSS� ,�,� O�R ,�,+( JVWa eW�� T�SS c� QO�OQWbg �� bVS �Sbe��Y T�� bVS SdS�'W�Q�SOaW�U RWUWbO� b�OTTWQ( JVS O�O��U dWRS� aeWbQV'�TT eW�� abO�b W� bVS Ocbc�� �T ,�,� O�R eW�� PS �VOaSR c�bW� bVS S�R �T ,�,+& eVS�SOa bVS O�O��U �ORW� aWU�O� eW�� PS �VOaSR �cb Oa �T �SP�cO�g ,�,�(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 2 6�92�465�G:56� 7b :SQS�PS��-+& ,�+3& +&1�+&3�� �T �c� dWRS� Qcab��S�a VOR c�U�ORSR b� �c� VWUVS� 7HFK S�VO�QSR dWRS� aS�dWQSa& a� bVSg QO� S���g O �cQV �WQVS� JL Sf�S�WS�QS& W�Q�cRW�U T�SS O�R c��Sab�WQbSR OQQSaa b� �c� pNS�� F�Ogq O��& bV��cUV eVWQV bVSg QO� S���g O c�W�cS Q��bS�b Sf�S�WS�QS �� �c�bW��S Q���SQbSR RSdWQSa W� bVS V��S O�R �cb'�T'V��S( JVWa W�Q�cRSa �c� �ObSab RWUWbO� JL ��ObT���& W�Q�cRW�U �c� �Sfb'US�S�ObW�� Q��cR'POaSR aSb'b�� P�f eWbV d�WQS �SQ�U�WbW�� QO�OPW�WbWSa& eVWQV eS �Oc�QVSR Ob bVS S�R �T 7��W� ,�+3( �� G. ,�+3& �c� S�VO�QSR dWRS� acPaQ�WPS� POaS ��RSab�g Q��b�OQbSR Pg -&.�� �Sb H�Ka& eVWQV �S��SaS�bSR O acPabO�bWO� W����dS�S�b Q���O�SR b� bVS ��SQSRW�U �cO�bS� eVS� eS ��ab +-&,�� �Sb H�Ka O�R �S��SaS�bSR �c� PSab �cO�bS��g OQVWSdS�S�b aW�QS G, ,�+2( JVS W����dSR b�S�R W� bVS �cO�bS� eOa R�WdS� Pg �W� OQQS�S�ObSR �C9 aO�Sa Oa �S�bW��SR SO��WS� O�R �WW� bVS OeO�S�Saa QO��OWU� O��c�R �IWU�O� IeWbQV�& eVWQV b�WUUS�SR bVS �WU�ObW�� �T O�O��U JL acPaQ�WPS�a b�eO�Ra O O RWUWbO� �TTS�( Ec� acPaQ�W�bW�� LE: �OQYOUSa �F�Og� O�R �F�Og C��S� �SOQVSR .-+&-�� Qcab��S�a W� G. ,�+3& �S��SaS�bW�U O� W�Q�SOaS �T +.&0�� acPaQ�W�bW��a dS�aca IS�bS�PS� -�& ,�+3( MS O�a� ���dWRS bVS P��ORSab a���ba �TTS�W�U eWbVW� �c� T��b��W�b bV��cUV �F�Og I���ba�& eVWQV Q��PW�Sa R��SabWQ O�R T��SWU� T��bPO��& W�Q�cRW�U bVS KA F�S�WS� BSOUcS O���Uab �bVS�a& eWbV �bVS� �O��� a���b SdS�ba W�Q�cRW�U U��T& 7JF bS��Wa& ����c�O E�S �OQW�U& d���SgPO��& POaYSbPO�� O�R V�QYSg( 7b bVS S�R �T G. ,�+3& eS aS�dSR ,-2&1�� �F�Og I���ba� Qcab��S�a& c� - Q���O�SR b� :SQS�PS� -+& ,�+2(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 3 ) 7TYLYNTLW�STRSWTRS�� :�A�CE2�E�C6A�CE:�8�492�86D1 2OZ��TZY ZQ :7CD (- �PL�P�4 7a �T @O�cO�g +& ,�+3& bVS 9���O�g VOa OR��bSR ��HI +0 BSOaSa Oa �S�bW��SR W� Wba ,�+2 7��cO� HS���b �aSS ISQbW�� /(,(,� ' 8Z��SNZ�TYR �P��T�P�PY���( �� O���gW�U ��HI +0& bVS 9���O�g VOa �SQ�U�WhSR �Se OaaSba O�R �WOPW�WbWSa T�� �SOaSa ��SdW�ca�g Q�OaaWTWSR Oa ��S�ObW�U �SOaSa& PSW�U ��S�ObW�U �SOaSa �T �W� aWbS �S�bO�a& �WW� �SO� SabObS& �WWW� QO�a O�R �Wd� RO�Y TWPS�( ��HI +0 O�a� QVO�USR bVS �Obc�S �T Sf�S�aSa �S�ObSR b� bV�aS �SOaSa PSQOcaS bVS 9���O�g �SQ�U�WhSa O RS��SQWObW�� QVO�US T�� �WUVb' �T'caS OaaSba O�R W�bS�Sab Sf�S�aS �� �SOaS �WOPW�WbWSa( F�SdW�ca�g& bVS 9���O�g �SQ�U�WhSR ��S�ObW�U �SOaS Sf�S�aS �� O ab�OWUVb'�W�S POaWa �dS� bVS bS�� �T bVS �SOaS& O�R �SQ�U�WhSR OaaSba O�R �WOPW�WbWSa ���g b� bVS SfbS�b bVOb bVS�S eOa O bW�W�U RWTTS�S�QS PSbeSS� OQbcO� �SOaS �Og�S�ba O�R bVS Sf�S�aS �SQ�U�WhSR( �� ORRWbW��& bVS 9���O�g �� ���US� �SQ�U�WhSa ���dWaW��a T�� ��S�ObW�U �SOaSa bVOb O�S OaaSaaSR b� PS ��S��ca( ��abSOR& bVS 9���O�g W�Q�cRSa bVS �Og�S�ba RcS c�RS� acQV �SOaSa W� bVS �SOaS �WOPW�Wbg O�R �SQ��Ra O� W��OW��S�b �T bVS Q���Sa���RW�U �WUVb'�T'caS OaaSb( JVS O���WQObW�� �T ��HI +0 VOR O r.+(1 �W��W�� TOd��OP�S W��OQb �� bVS 9���O�g"a 7R�cabSR ;8�J:7 T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �G. ,�+34 r+�(3 �W��W��� O�R eVS� O���WSR Oa �T @O�cO�g +& ,�+2& bVS O���WQObW�� �T ��HI +0 e�c�R VOdS P��abSR bVS 9���O�g"a 7R�cabSR ;8�J:7 �dS� bVS Tc�� gSO� ,�+2 Pg r.,(- �W��W��( A��NSL�P ��TNP LWWZNL�TZY QZ� �SP �Pc�PW LN��T�T�TZY1 Ec� :SQS�PS� -+& ,�+2 abObS�S�b �T TW�O�QWO� ��aWbW�� VOa PSS� �SabObSR& �ST�SQbW�U bVS �Sb��a�SQbWdS W��OQb �T bVS �c�QVOaS ��WQS O���QObW�� �pFF7q� T�� bVS DSfbS� OQ�cWaWbW��& eVWQV eOa ��b gSb OdOW�OP�S Ob gSO�'S�R ,�+2( JVS TOW� dO�cS OR�cab�S�b �� bVS W�bO�UWP�S OaaSba �r,/(1 �W��W��� �OW��g �S�ObSR b� bVS OQ�cW�SR Qcab��S� �S�ObW��aVW�a �r+0(/ �W��W���& b�ORS �O�Sa �r0(2 �W��W��� O�R bSQV����Ug �r,(. �W��W���( JVS OaaSaa�S�b �T bVS aO�S'O�R'�SOaS POQY O�R �S�bW�U ��RS� �Sac�bSR W� bVS RS�SQ�U�WbW�� �T RSTS��SR �SdS�cS �r,(1 �W��W��� O�R ����S�bg O�R S�cW��S�b �r1(+ �W��W��� eVWQV eS�S �S��OQSR Pg O �SOaS �SQSWdOP�S �r2(3 �W��W���( J�USbVS� eWbV bVS RSTS��SR bOf W��OQb �T bVS OP�dS �S�bW��SR OR�cab�S�ba �r1(2 �W��W���& U��ReW�� eOa �SRcQSR Pg r,,(- �W��W��( JVS �SQ�U�WbW�� �T bVS TOW� dO�cS �T bVS W�bO�UWP�S OaaSba O�R bVS OR�cab�S�b b� bVS aO�S'O�R'�SOaS POQY O�R OQQ�c�bW�U ���WQg O�WU��S�b �T DSfbS� �Sac�bSR W� ORRWbW��O� O���bWhObW�� Sf�S�aS �r,(+ �W��W���& O RSQ�SOaS W� RS��SQWObW�� Sf�S�aS �r+(2 �W��W���& O �SRcQbW�� �T bVS �SdS�cSa �r+(� �W��W��� O�R O� W�Q�SOaS �T bVS Q�ab �T U��Ra a��R �r�(1 �W��W��� �SQ�U�WhSR T�� bVS �S�W�R PSbeSS� bVS OQ�cWaWbW�� RObS �COg -+& ,�+2� O�R :SQS�PS� -+& ,�+2& T�� eVWQV bVS Q��a��WRObSR abObS�S�b �T ���TWb �� ��aa O�R �bVS� Q����SVS�aWdS W�Q��S T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+2 eOa �SabObSR( )&( CPaPY�P ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS US�S�ObSR �SdS�cS �T r,&/2-(3 �W��W��& eVWQV eOa c� , dS�aca r,&/--(2 �W��W�� W� bVS ��W�� gSO�( Ec� �N ,�+3 �SdS�cS W�Q�cRSR O Tc�� gSO� Q��b�WPcbW�� T��� bVS ��QO� �9J W�bSU�Ob�� DSfbS�& eVWQV eS OQ�cW�SR �� COg -+& ,�+2& Oa ����aSR b� O aSdS�'���bV Q��b�WPcbW�� W� ,�+2& Q��b�WPcbW�U O� W�Q�S�S�bO� r/�(+ �W��W�� b� �c� �SdS�cS W� �N ,�+3( �� ORRWbW��& �c� �N ,�+3 �SdS�cS O�a� W�Q�cRSR O aSdS�'���bV Q��b�WPcbW�� T��� bVS ��QO� �SRWO Q���O�g :S LW�dS� CSRWO DL& �T eVWQV eS OQ�cW�SR bVS �S�OW�W�U /� abOYS �� @c�S -& ,�+3 O�R eVWQV VOa PSS� Tc��g Q��a��WRObSR Oa �T bVS�& Q��b�WPcbW�U r1+(. �W��W�� b� �c� �SdS�cS W� �N ,�+3( ;fQ�cRW�U bVS OT��S�S�bW��SR W���UO�WQ STTSQba& �c� �SPOaSR �N ,�+3 �SdS�cS RSQ�W�SR ��RSab�g Pg �cab �dS� + �+(, �& eVWQV eOa aWU�WTWQO�b�g PSbbS� Q���O�SR b� �c� ��SdW�ca�g c�U�ORSR b�� �W�S UcWRO�QS �T O��c�R ', ( JVS PSbbS�'bVO�'O�bWQW�ObSR �SdS�cS �S�T���O�QS eOa �OW��g �S�ObSR b� VWUVS� VO�RaSb aO�Sa Rc�W�U G. ,�+3 O�R VWUVS� ���RcQbW�� �SdS�cSa Ob :S LW�dS� CSRWO( MS O�a� acQQSSRSR W� �OW�bOW�W�U �c� QOP�S acPaQ�W�bW�� �SdS�cS P��OR�g abOP�S T�� bVS Tc�� gSO� �T ,�+3 RSa�WbS QS�bOW� Q���SbWbWdS O�R �SUc�Ob��g VSOReW�Ra( Ec� �SPOaSR �SdS�cS T�� �N ,�+3 eOa ORdS�aS�g W��OQbSR Pg �W� ��eS� �bVS� �SdS�cS& �ST�SQbW�U bVS ��aa �T bVS C;:�7B77D CLDE Q��b�OQb& eVWQV VOa abO�bSR b� ORdS�aS�g W��OQb �c� eV��SaO�S �SdS�cS aW�QS SO��g 7��W�& �WW� ��eS� ��bS�Q���SQb �SdS�cS RcS b� ��eS� TWfSR bS��W�ObW�� �ObSa O�R RSQ�W�W�U ICI d��c�Sa O�R �WWW� ��eS� ��PW�S bS�S�V��g �SdS�cS& �ST�SQbW�U ��eS� caOUS'�S�ObSR �SdS�cS O�WRab bVS Q��bW�cSR acQQSaa �T �c� T�Ob'TSS �M��E� �cOR'��Og Pc�R�Sa O�R W����dSR ��PW�S �W�S'c�& W�Q�cRW�U VWUVS� ��PW�S RObO O���eO�QSa( ;fQ�cRW�U bVS ��aa �T bVS OT��S�S�bW��SR CLDE Q��b�OQb& �c� �SPOaSR �SdS�cS e�c�R VOdS PSS� P��OR�g abOP�S gSO�'��'gSO� T�� ,�+3(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +� �� G. ,�+3& eS US�S�ObSR �SdS�cS �T r01-(- �W��W��& �S��SaS�bW�U O / W�Q�SOaS dS�aca r0.,(+ �W��W�� W� bVS ��W�� gSO� �S�W�R& eVWQV RWR ��b gSb W�Q�cRS bVS �cO�bS��g Q��b�WPcbW�� T��� �c� �SQS�b�g OQ�cW�SR :S LW�dS� CSRWO PcaW�Saa( ;fQ�cRW�U bVWa ���'��UO�WQ W��OQb& �c� G. ,�+3 �SPOaSR �SdS�cS eOa P��OR�g abOP�S Q���O�SR b� �Oab gSO� �'�(1 �& R�WdS� Pg bVS aO�S TOQb��a Oa �S�bW��SR OP�dS( HS�ObWdS b� G- ,�+3& bVS b�S�R W� �c� �SPOaSR �SdS�cS acPabO�bWO��g W����dSR W� bVS �cO�bS� R�WdS� Pg �W� VWUVS� VO�RaSb aO�Sa bVO�Ya b� bVS acQQSaa �T �c� S�R'�T'gSO� �����bW��a& �WW� VWUVS� ���U�O��W�U �SdS�cS Ob :S LW�dS� CSRWO( G:56� Ec� dWRS� �SdS�cS �S��SaS�ba bVS ���bV�g TSS �OWR Pg �c� dWRS� acPaQ�WPS�a T�� bVS QVO��S�a bVSg �SQSWdS W� bVS POaWQ bWS� O�R bVS �SdS�cS US�S�ObSR Pg �c� S�VO�QSR dWRS� acPaQ�WPS�a eVWQV ��W�O�W�g W�Q�cRSa �W� �SQc��W�U aSb'b�� P�f �S�bO� TSSa& �WW� TSSa T�� ac���S�S�bO� ��S�Wc� Q��bS�b �TTS�W�Ua& W�Q�cRW�U �c� acPaQ�W�bW�� LE: �OQYOUSa pF�Ogq& pF�Og C��Sq O�R pF�Og I���baq O�R �WWW� b�O�aOQbW��O� O�R P��ORQOabW�U'��' RS�O�R aS�dWQSa( ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& �c� dWRS� �SdS�cS O��c�bSR b� r/1.(. �W��W�� �G. ,�+34 r+.-(0 �W��W���& �S��SaS�bW�U O + RSQ�W�S Q���O�SR b� �Oab gSO�& P�bV �� O �S���bSR O�R �SPOaSR POaWa( JVS O�bWQW�ObSR RSQ�W�S W� �c� dWRS� �SdS�cS eOa �OW��g R�WdS� Pg bVS Q��bW�cSR U�ORcO� RSQ�W�S W� �c� b�bO� dWRS� acPaQ�WPS� POaS& eVWQV eOa ���g �O�bWO��g �TTaSb Pg bVS PS�STWb T��� �c� �ObS OR�cab�S�ba O�R O VWUVS� aVO�S �T ��S�Wc� S�bS�bOW��S�b Qcab��S�a( 3C�2532�5�:�E6C�6E JVS �SdS�cS US�S�ObSR Pg �c� �SaWRS�bWO� O�R a�O�� PcaW�Saa P��ORPO�R W�bS��Sb H�Ka b�bO�SR r0/+(1 �W��W�� T�� �N ,�+3 �G. ,�+34 r+0.(3 �W��W���& �S��SaS�bW�U O �SO��g . W�Q�SOaS Q���O�SR b� �Oab gSO�& P�bV �� O �S���bSR O�R �SPOaSR POaWa( JVWa eOa R�WdS� Pg �W� Q��bW�cSR b�OQbW�� T�� �c� �M��E� �����aWbW��a& �SORW�U b� O �O�US� aVO�S �T VWUV'bWS� P��ORPO�R W�bS��Sb acPaQ�WPS�a W� �c� �Wf& �WW� O Q��bW�cSR ��Pcab �S�T���O�QS W� bVS a�O�� PcaW�Saa aSU�S�b& W�Q�cRW�U bVS acQQSaa �T bVS �Se �AB�A� �TTS� �T���S��g QO��SR �M��E 8caW�Saa�� �Oc�QVSR W� IS�bS�PS� ,�+3 O�R �WWW� bVS TOd��OP�S W��OQb T��� bVS OT��S�S�bW��SR ��WQS OR�cab�S�ba( �����eW�U bVS �SQS�b �SdO�� �T �c� P��ORPO�R abO�RO���S ���bT��W�& O ��eS� �SdS�cS aVO�S T��� �c� TWfSR O�R �C9 Pc�R�Sa eW�� PS O���QObSR b� P��ORPO�R W�bS��Sb �SdS�cS Oa �T @O�cO�g +& ,�,�( JVWa eW�� ORdS�aS�g W��OQb �c� P��ORPO�R W�bS��Sb �SdS�cS& Tc��g �TTaSb Pg O VWUVS� O���QObW�� b� �c� dWRS�& TWfSR'�W�S bS�S�V��g O�R ��PW�S bS�S�V��g �SdS�cS( JVS OT��S�S�bW��SR QVO�US eW�� O�a� W��OQb bVS 7HFK �S� Qcab��S� �S�ObW��aVW� Oa RWaQcaaSR OP�dS& gSb eW�� ��b W��OQb �c� c�RS��gW�U �SdS�cS ���TW�S( 7:I65%�:�6�E6�6A9��J Ec� TWfSR'�W�S bS�S�V��g �SdS�cS W�Q�cRSa �SQc��W�U acPaQ�W�bW��'POaSR �SdS�cS T��� �c� TWfSR'�W�S bS�S�V��g acPaQ�WPS�a O�R dO�WOP�S caOUS'�S�ObSR �SdS�cS& Pcb SfQ�cRSa bVS W�bS�Q���SQbW�� �SdS�cS US�S�ObSR Pg bVSaS Qcab��S�a eVWQV Wa �S���bSR c�RS� �bVS� �SdS�cS( ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& �c� TWfSR' �W�S bS�S�V��g �SdS�cS RSQ�SOaSR 0 �� P�bV O �S���bSR O�R �SPOaSR POaWa b� r,+3(� �W��W�� �G. ,�+34 r/.(/ �W��W��� Q���O�SR b� r,-,(3 �W��W�� T�� bVS ��W�� gSO�( JVS TOd��OP�S W��OQb T��� bVS OT��S�S�bW��SR ��WQS OR�cab�S�ba eOa ���S bVO� �TTaSb Pg �W� O Q��bW�cSR U�ORcO� RSQ�W�S W� �c� �SaWRS�bWO� TWfSR'�W�S bS�S�V��g H�K POaS O�WRab O QVO��S�UW�U �O�YSb POQYR��� O�R O� �dS�O�� RSQ�W�W�U �O�YSb b�S�R O�R �WW� ��eS� caOUS'�S�ObSR �SdS�cS RcS b� O Q��bW�cSR aVWTb b� c��W�WbSR QO��W�U( ��3:�6�E6�6A9��J Ec� ��PW�S bS�S�V��g �SdS�cS �S��SaS�ba bVS acPaQ�W�bW��'POaSR �SdS�cS US�S�ObSR Pg �c� RW�SQb ��PW�S bS�S�V��g acPaQ�WPS�a O�R �cb'�T'Pc�R�S �SdS�cS& Pcb SfQ�cRSa �W� bVS W�bS�Q���SQbW�� �SdS�cS US�S�ObSR Pg bVSaS Qcab��S�a& �WW� bVS �SdS�cS SO��SR T��� VO�RaSb aO�Sa O�R �WWW� �SdS�cS �SQ�U�WhSR c�RS� �c� �9V��aS N�c� :SdWQS� ���U�O�a eVWQV O�S O�� �SQ��RSR W� �bVS� �SdS�cS( ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS US�S�ObSR ��PW�S bS�S�V��g �SdS�cS �T r...(1 �W��W�� �G. ,�+34 r++,(- �W��W���& �S��SaS�bW�U O ���S bVO� - gSO�'��'gSO� RSQ�SOaS �� P�bV O �S���bSR O�R �SPOaSR POaWa( 9��bW�cSR a��WR �Sb ��ab�OWR acPaQ�WPS� U��ebV eOa ���S bVO� �TTaSb Pg �W� ��eS� �cb'�T'Pc�R�S �SdS�cS US�S�ObSR Pg �c� ��PW�S acPaQ�WPS�a W� SfQSaa �T bVSW� ���bV�g Pc�R�S �� bVS POQY �T �c� W����dSR �M��E� �cOR'��Og Pc�R�Sa O�R bVS aVWTb b� c��W�WbSR abO�RO���S ��PW�S �TTS�a �� P�bV JS�S�Sb O�R 87I; P�O�Ra& �WW� VWUVS� Pc�R�S'�S�ObSR RWaQ�c�ba T����eW�U bVS acQQSaa �T �c� �cOR'��Og �M��E� �����aWbW��a O�R �WWW� O Q��bW�cSR RSQ�W�S W� bVS �c�PS� �T ��S�OWR acPaQ�WPS�a(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ++ 3FD:�6DD D6CG:46D JVS �SdS�cS �S���bSR c�RS� PcaW�Saa aS�dWQSa �S�ObSa b� �W� bVS �SdS�cS US�S�ObSR �� ���'Q�Of ���RcQba& W�Q�cRW�U TWPS� O�R �SOaSR :IB �W�Sa& �WW� ��PW�S bS�S�V��g �SdS�cS US�S�ObSR Pg �c� IC; Qcab��S�a& �WWW� �c� QO��WS� PcaW�Saa O�R �Wd� dO�cS'ORRSR aS�dWQSa acQV Oa �Sbe��Y V�abW�U O�R �O�OUSR RObO aSQc�Wbg( Ec� PcaW�Saa aS�dWQSa �SdS�cS O�a� W�Q�cRSa bVS �SdS�cS US�S�ObSR Pg bVS ��QO� �9J W�bSU�Ob�� DSfbS�& eVWQV eS OQ�cW�SR �� COg -+& ,�+2( HSdS�cS US�S�ObSR Pg �c� PcaW�Saa Qcab��S�a �� O�� Q�Of'�S�ObSR ���RcQba& acQV Oa �c� T�OUaVW� �AB�A� Pc�R�S �T���S��g QO��SR �M��E 8caW�Saa��& Wa O���QObSR b� �c� QOP�S acPaQ�W�bW�� �SdS�cS �W�Sa O�R Wa ��b QO�bc�SR eWbVW� JS�S�Sb 8caW�Saa& �c� PcaW�Saa aS�dWQSa RWdWaW��( JS�S�Sb 8caW�Saa US�S�ObSR �SdS�cS �T r,�/(2 �W��W�� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �G. ,�+34 r/-(, �W��W���& c� 1 �� O �S���bSR POaWa Oa Q���O�SR b� bVS ��W�� gSO� O�R �OW��g W��OQbSR Pg bVS OT��S�S�bW��SR Q��b�WPcbW�� T��� DSfbS� aW�QS bVS COg -+& ,�+2 OQ�cWaWbW�� RObS( E� O �SPOaSR POaWa& �c� �N ,�+3 8,8 �SdS�cS aV�eSR O , RSQ�W�S Q���O�SR b� �Oab gSO�( JVS RSQ�W�S eOa �OW��g QOcaSR Pg �W� O ��eS� Q��b�WPcbW�� T��� �c� aSQc�Wbg O�R �9J W�bSU�Ob�� PcaW�SaaSa O�R �WW� ��eS� �cb'�T'Pc�R�S �SdS�cS US�S�ObSR Pg �c� IC; ��PW�S acPaQ�WPS�a( �E96C EbVS� �SdS�cS ��W�O�W�g W�Q�cRSa �W� W�bS�Q���SQbW�� �SdS�cS T��� P�bV �c� TWfSR'�W�S O�R ��PW�S bS�S�V��g Qcab��S�a& �WW� eV��SaO�S �SdS�cS US�S�ObSR bV��cUV P�bV �c� Q���S�QWO� O�R �SUc�ObSR eV��SaO�S PcaW�SaaSa& �WWW� ��PW�S VO�RaSb aO�Sa& W�Q�cRW�U bVS �SdS�cS SO��SR c�RS� �c� �9V��aS N�c� :SdWQS� ���U�O�a& �Wd� bVS Q��b�WPcbW�� T��� :S LW�dS� CSRWO DL& eVWQV eS Tc��g Q��a��WRObSR Oa �T @c�S -& ,�+3& �d� ���RcQb OQbWdObW�� O�R W�abO��ObW�� TSSa O�R �dW� aSb'b�� P�f aO�Sa �SdS�cS( Ec� �bVS� �SdS�cS �SOQVSR r.22(- �W��W�� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �G. ,�+34 r+..(2 �W��W���& O� ++ gSO�'��'gSO� W�Q�SOaS �� O �S���bSR POaWa Oa ��eS� W�bS�Q���SQbW�� �SdS�cS O�R ��eS� eV��SaO�S �SdS�cS T����eW�U bVS ��aa �T bVS C;:�7B77D CLDE Q��b�OQb eS�S ���S bVO� �TTaSb Pg bVS aSdS�'���bV �SdS�cS Q��b�WPcbW�� T��� :S LW�dS� CSRWO O�R VWUVS� �SdS�cS �S�ObSR b� VO�RaSb aO�Sa( E� O �SPOaSR POaWa& �c� �bVS� �SdS�cS RSQ�W�SR �cab �dS� , gSO�'��'gSO�& �ST�SQbW�U ��eS� eV��SaO�S �SdS�cS T����eW�U bVS ��aa �T bVS C;:�7B77D CLDE Q��b�OQb O�R ��eS� W�bS�Q���SQbW�� �SdS�cS T����eW�U O �SUc�Ob��g RSQ�SOaS �T TWfSR bS��W�ObW�� �ObSa& �O�bWO��g �TTaSb Pg VWUVS� �SdS�cS T��� VO�RaSb aO�Sa Q���O�SR b� �Oab gSO� O�R O VWUVS� �SdS�cS Q��b�WPcbW�� T��� :S LW�dS� CSRWO( )&) 6c�PY�P� ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS W�Qc��SR b�bO� Sf�S�aSa �T r+&232(. �W��W��& �S��SaS�bW�U O RSQ�SOaS �T , Q���O�SR b� bVS ��W�� gSO�( J�bO� Sf�S�aSa T�� �N ,�+3 �ST�SQbSR bVS OT��S�S�bW��SR W���UO�WQ W��OQb T��� P�bV bVS DSfbS� O�R :S LW�dS� CSRWO OQ�cWaWbW��a& eVS�SOa b�bO� Sf�S�aSa W� ,�+2 W�Q�cRSR O r-0(2 �W��W�� W��OW��S�b ��aa �� �c� BcfS�P�c�U QOP�S ��S�ObW��a( J�bO� Sf�S�aSa �S��SaS�bSR O����fW�ObS�g 1- �T �SdS�cS T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 ��N ,�+24 O����fW�ObS�g 10 �( 9�ab �T aS�dWQSa ���dWRSR Oa O �S�QS�bOUS �T �SdS�cS �S��SaS�bSR O����fW�ObS�g /, T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 ��N ,�+24 O����fW�ObS�g // �& eVW�S aS��W�U& US�S�O� O�R OR�W�Wab�ObWdS Sf�S�aSa �S��SaS�bSR O����fW�ObS�g ,+ �T �c� b�bO� �SdS�cS T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 ��N ,�+24 O����fW�ObS�g ,+ �( Ec� ��S�ObW�U Sf�S�aSa& eVWQV W�Q�cRS �c� �W� �Sbe��Y ��S�ObW�U Sf�S�aSa& �WW� RW�SQb Q�aba& �WWW� abOTT'�S�ObSR Sf�S�aSa& �Wd� aO�Sa O�R �O�YSbW�U Sf�S�aSa& �d� �cba�c�QSR �OP�� O�R ���TSaaW��O� aS�dWQSa O�R �dW� �bVS� W�RW�SQb Sf�S�aSa& �S�OW�SR P��OR�g abOP�S �� O �S���bSR POaWa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 W�Q�cRW�U bVS OT��S�S�bW��SR W���UO�WQ OQ�cWaWbW�� W��OQba O�R bVS O���WQObW�� �T ��HI +0( E� O �SPOaSR POaWa& eVS� OR�cabW�U �c� ��W�� gSO� Sf�S�aSa T�� bVS W���UO�WQ OQ�cWaWbW�� W��OQba O�R ��HI +0& �c� ��S�ObW�U Sf�S�aSa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 RSQ�SOaSR Pg O���ab + Q���O�SR b� bVS ��W�� gSO�( JVWa eOa ��SR��W�O�b�g R�WdS� Pg �W� O +- RSQ�SOaS �T W�RW�SQb Q�aba O�R �WW� O ���S bVO� . �SRcQbW�� W� �c� abOTT'�S�ObSR Sf�S�aSa& eVWQV �ST�SQbSR bVS b�O�aTS� �T �c� �Sbe��Y TWS�R aS�dWQSa b� K�Wb'J Oa �T G- ,�+2& �O�b�g �TTaSb Pg �W� VWUVS� �Sbe��Y ��S�ObW�U Sf�S�aSa& �WW� VWUVS� Q�aba �S�ObSR b� �cba�c�QSR �OP�� O�R ���TSaaW��O� aS�dWQSa& �WWW� O + W�Q�SOaS W� �c� RW�SQb Q�aba �OW��g RcS b� VWUVS� ���U�O��W�U Q�aba Ob :S LW�dS� CSRWO O�R VWUVS� Q�aba �S�ObSR b� VO�RaSb �c�QVOaSa O�R �Wd� VWUVS� aO�Sa O�R �O�YSbW�U Sf�S�aSa �S�ObSR b� VWUV �����bW��O� OQbWdWbg Rc�W�U G. ,�+3(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +, �� G. ,�+3& �c� b�bO� Sf�S�aSa RSQ�SOaSR . gSO�'��'gSO� b� r/�+(� �W��W�� �� O �S���bSR POaWa( Ec� b�bO� Sf�S�aSa W� bVS �cO�bS� �ST�SQbSR bVS W���UO�WQ OQ�cWaWbW�� W��OQb �T :S LW�dS� CSRWO& eVS�SOa b�bO� Sf�S�aSa W� bVS ��W�� gSO� �cO�bS� �ST�SQbSR bVS OT��S�S�bW��SR W��OW��S�b QVO�US( Ec� ��S�ObW�U Sf�S�aSa W�Q�SOaSR . W� G. ,�+3 �� O �S���bSR POaWa& �OW��g �ST�SQbW�U bVS aO�S R�WdS�a Oa �S�bW��SR OP�dS( �� G. ,�+3& ��S�ObW�U Sf�S�aSa W�Q�SOaSR - gSO�'��'gSO� �� O �SPOaSR POaWa& �OW��g PSQOcaS �T VWUVS� ���U�O��W�U Q�aba Ob :S LW�dS� CSRWO O�R VWUVS� Q�aba �S�ObSR b� VO�RaSb �c�QVOaSa& ���g �O�bWO��g �TTaSb Pg ��eS� W�RW�SQb O�R abOTT'�S�ObSR Sf�S�aSa( �6EH�C� �A6C2E:�8 6IA6�D6D Ec� �Sbe��Y ��S�ObW�U Sf�S�aSa �SOQVSR r+30(3 �W��W�� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �G. ,�+34 r.2(+ �W��W��� Q���O�SR b� r+3,(� �W��W�� T�� �N ,�+2& �� O �S���bSR POaWa( E� O �SPOaSR POaWa& �c� �Sbe��Y ��S�ObW�U Sf�S�aSa W�Q�SOaSR - gSO�'��'gSO�( �� G- �Oab gSO�& eS Q����SbSR bVS b�O�aTS� �T �c� �Sbe��Y TWS�R aS�dWQSa b� K�Wb'J& W� eVWQV eS VOdS bOYS� O -� aVO�SV��RW�U( JV��cUV bVWa ��W�b dS�bc�S& eS eW�� PS OP�S b� aVO�S W� bVS PS�STWba �T bVS U��eW�U �O�YSb �T TWS�R aS�dWQSa W� O�SOa acQV Oa �Se RWUWbO� bSQV����UWSa O�R bVS ��bS��Sb'�T'JVW�Ua ����J��( JVWa b�O�aOQbW�� �Sac�bSR W� VWUVS� �Sbe��Y ��S�ObW�U Sf�S�aSa O�R VWUVS� Q�aba �S�ObSR b� �cba�c�QSR �OP�� O�R ���TSaaW��O� TSSa& eVW�S Ob bVS aO�S bW�S TOd��OP�g W��OQbW�U �c� abOTT' �S�ObSR Sf�S�aSa Oa �c� TWS�R S�UW�SS�a O�R bVSW� �S�ObSR Q�aba VOdS PSS� b�O�aTS��SR b� K�Wb'J( 5:C64E 4�DED �AC�8C2��:�8 2�5 4�AJC:89ED� :�E6C4���64E 2�5 �E96C� Ec� RW�SQb Q�aba W�Q�cRS O�� �T �c� RW�SQb Sf�S�aSa acQV Oa �W� Q�aba �S�ObSR b� W�bS�Q���SQbW��& W�Q�cRW�U �c� CLDE'�S�ObSR Q�aba& �WW� ���U�O��W�U O�R Q��g�WUVba O�R �WWW� VO�RaSb aO�Sa O�R acPaWRWSa( ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& �c� RW�SQb Q�aba eS�S r/,/(. �W��W�� �G. ,�+34 r+.-(1 �W��W���& c� . Q���O�SR b� bVS ��W�� gSO� �� O �S���bSR POaWa( E� O �SPOaSR POaWa& �c� RW�SQb Q�aba aV�eSR O ��RSab + gSO�'��'gSO� W�Q�SOaS T����eW�U VWUVS� ���U�O��W�U Q�aba Ob :S LW�dS� CSRWO O�R VWUVS� Q�aba �S�ObSR b� VO�RaSb �c�QVOaSa& O���ab Tc��g �TTaSb Pg ��eS� W�bS�Q���SQb Sf�S�aSa O�R Q��g�WUVb Q�aba( JVS aO�S TOQb��a R��dS O +, �SPOaSR W�Q�SOaS W� �c� RW�SQb Q�aba W� G. ,�+3 dS�aca bVS aO�S �S�W�R �T �Oab gSO�( DE277%C6�2E65 6IA6�D6D IbOTT'�S�ObSR Sf�S�aSa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 eS�S r,0+(+ �W��W�� �G. ,�+34 r03(0 �W��W���& eVWQV �S��SaS�bSR O� W�Q�SOaS �T - Q���O�SR b� bVS ��W�� gSO� �� O �S���bSR POaWa Oa O �Sac�b �T bVS OT��S�S�bW��SR W���UO�WQ W��OQba O�R bVS c�TOd��OP�S Q�ab W��OQb �T bVS eOUS W�RSfObW�� aW�QS @O�cO�g ,�+3( E� O �SPOaSR POaWa& abOTT'�S�ObSR Sf�S�aSa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 RSQ�SOaSR ���S bVO� . �S�ObWdS b� �Oab gSO� O�R �ST�SQbSR bVS W��OQb �T bVS OT��S�S�bW��SR K�Wb'J b�O�aOQbW�� O�R O ��eS� VSORQ�c�b Oa Q���O�SR b� �Oab gSO�( D2�6D 2�5 �2C�6E:�8 6IA6�D6D Ec� aO�Sa O�R �O�YSbW�U Sf�S�aSa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 b�bO�SR r30(2 �W��W�� �G. ,�+34 r-+(3 �W��W���& �S��SaS�bW�U O� W�Q�SOaS �T 1 �� O �S���bSR POaWa Oa Q���O�SR b� bVS ��W�� gSO�( E� O �SPOaSR POaWa& �c� aO�Sa O�R �O�YSbW�U Sf�S�aSa W�Q�SOaSR �SO��g - �dS� bVS aO�S �S�W�R& �OW��g PSQOcaS �T VWUVS� �����bW��O� OQbWdWbg O�R bVS �Oc�QV �T �Se ���RcQba( �FED�FC465 �23�C 2�5 AC�76DD:��2� D6CG:46D 9�aba �S�ObSR b� �cba�c�QSR �OP�� O�R ���TSaaW��O� aS�dWQSa eS�S r-2(, �W��W�� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �G. ,�+34 r+�(/ �W��W���& �S��SaS�bW�U O +3 W�Q�SOaS gSO�'��'gSO� �� O �S���bSR POaWa O�R �ST�SQbSR bVS OT��S�S�bW��SR b�O�aTS� �T �c� �Sbe��Y TWS�R aS�dWQSa b� K�Wb'J( E� O �SPOaSR POaWa& Q�aba �S�ObSR b� �cba�c�QSR �OP�� O�R ���TSaaW��O� aS�dWQSa W�Q�SOaSR O� S�cWdO�S�b +2 Q���O�SR b� bVS ��W�� gSO�( �E96C :�5:C64E 6IA6�D6D EbVS� W�RW�SQb Sf�S�aSa �SOQVSR r3�(+ �W��W�� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �G. ,�+34 r+2(0 �W��W���& �S��SaS�bW�U O ��Pcab -/ RSQ�SOaS Q���O�SR b� bVS ��W�� gSO�& eVWQV Wa �OW��g Obb�WPcbOP�S b� bVS OT��S�S�bW��SR O���WQObW�� �T ��HI +0( E� O �SPOaSR POaWa& �bVS� W�RW�SQb Sf�S�aSa RSQ�SOaSR +- gSO�'��' gSO�& �ST�SQbW�U �c� Q��bW�cSR T�Qca �� ��S�ObW�U �SdS�OUS O�R bWUVb Q�ab Q��b���(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +- 56AC64:2E:����2��CE:K2E:���2�5�C6DECF4EFC:�8��:�4�&�:�A2:C�6�E��7����8%�:G65� 2DD6ED�2�5���DD��82:������5:DA�D2���7�DF3D:5:2C:6D :S��SQWObW�� O�R O���bWhObW��& W�Q�cRW�U W��OW��S�b �T ���U'�WdSR OaaSba& ��aa �UOW�� �� RWa��aO� �T acPaWRWO�WSa O�R �Sab�cQbc�W�U QVO�USa& �SOQVSR r010(, �W��W�� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 Q���O�SR b� r1�0(+ �W��W�� T�� bVS ��W�� gSO� O�R eVWQV W�Q�cRSR bVS OT��S�S�bW��SR W��OW��S�b QVO�US( HS�ObWdS b� bVS ��W�� gSO�& RSa�WbS bVS W��OQb �T bVS O���WQObW�� �T ��HI +0& eS W�Qc��SR ��eS� RS��SQWObW�� O�R O���bWhObW�� Sf�S�aSa Oa bVS dOab �O���Wbg �T �c� P�bV �c� TWfSR O�R ��PW�S W�T�Oab�cQbc�S W����dS�S�b ���U�O�a VOa ��e PSS� Q����SbSR( )&� �P���P��W� 7:�2�46�:�4��6�2�5�6IA6�D6D� ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& �Sb TW�O�QS Sf�S�aS b�bO�SR r--,(, �W��W�� Q���O�SR b� r,0-(- �W��W�� W� bVS ��W�� gSO�( �W�O�QS W�Q��S T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 RSQ�SOaSR b� r,.(1 �W��W�� Oa Q���O�SR b� r++,(, �W��W�� �Oab gSO�& ��W�O�W�g RcS b� O ��eS� ���'QOaV UOW� �� �c� RS�WdObWdSa( �W�O�QS Sf�S�aSa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 RSQ�SOaSR / b� r-/0(3 �W��W�� Q���O�SR b� r-1/(/ �W��W�� �Oab gSO�( JVWa RSQ�SOaS eOa �OW��g RcS b� O r1+(2 �W��W�� ��eS� ���'QOaV T��SWU� SfQVO�US ��aa �� �c� KI:'RS���W�ObSR RSPb Oa Q���O�SR b� ,�+2& �O�b�g �TTaSb Pg O r,.(3 �W��W�� VWUVS� ��aa �� SfbW�UcWaV�S�b �T RSPb T����eW�U QS�bOW� �STW�O�QW�U b�O�aOQbW��a( ;fQ�cRW�U bVSaS W��OQba& �c� �Sb TW�O�QS Sf�S�aS eOa c� gSO�'��'gSO� T����eW�U O VWUVS� RSPb PO�O�QS W� Q���SQbW�� eWbV bVS EQb�PS� ,�+2 Sfb�O��RW�O�g RWdWRS�R �Og�S�b( �� G. ,�+3& eS W�Qc��SR r-1(, �W��W�� �T �Sb TW�O�QS Sf�S�aSa& �S��SaS�bW�U O -1 gSO�'��'gSO� RSQ�SOaS& P��OR�g �ST�SQbW�U bVS aO�S R�WdS�a Oa �S�bW��SR OP�dS( :�4��6�E2I6D� MS �SQ��RSR W�Q��S bOf Sf�S�aS �T r++1(3 �W��W�� W� �N ,�+3 �G. ,�+34 r..(+ �W��W��� Q���O�SR b� r++2(+ �W��W�� �Oab gSO�( �6E�AC�7:E MS �SO�WhSR O �Sb ���TWb �T r,-.(0 �W��W�� W� �N ,�+3 Q���O�SR b� O �Sb ���TWb �T r,/�(2 �W��W�� W� bVS ��W�� gSO�( JVS 0 RSQ�SOaS W� �c� �Sb ���TWb eOa ��W�O�W�g R�WdS� Pg VWUVS� �Sb TW�O�QS Sf�S�aSa W� bVS �S�W�R& �TTaSbbW�U O ��Pcab +/ gSO�'��'gSO� W�Q�SOaS W� �c� ��S�ObW�U ���TWb( Ec� �Sb ���TWb W� ,�+2 O�a� W�Q�cRSR O r,,(1 �W��W�� TOd��OP�S W��OQb T��� bVS �SdS�aO� �T O� W��OW��S�b W� O� S�cWbg OQQ�c�bSR W�dSabSS O�R O r+�(/ �W��W�� UOW� �� bVS RWa��aO� �T OaaSba b� O ��W�b dS�bc�S( ;fQ�cRW�U P�bV bVSaS W��OQba& �c� c�RS��gW�U �Sb ���TWb e�c�R VOdS PSS� c� gSO�'��'gSO�( ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS OQVWSdSR O �Sb ���TWb �O�UW� �T 3(+ Q���O�SR b� O �Sb ���TWb �O�UW� �T 3(3 �Oab gSO�( �� G. ,�+3& eS SO��SR O �Sb ���TWb �T r3+(1 �W��W��& �S��SaS�bW�U O +�- W�Q�SOaS gSO�'��'gSO� PSQOcaS �T VWUVS� ��S�ObW�U ���TWb O�R ��eS� �Sb TW�O�QS Sf�S�aSa( Ec� �Sb ���TWb �O�UW� W� G. ,�+3 eOa +-(0 Q���O�SR b� O �Sb ���TWb �O�UW� �T 1(� W� G. �Oab gSO�( )&� 2OU���PO�63:E52 ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS �SO�WhSR 7R�cabSR ;8�J:7 �T r+&-1/(. �W��W��& c� . Q���O�SR b� bVS ��W�� gSO� eVS� eS OQVWSdSR 7R�cabSR ;8�J:7 �T r+&-,,(. �W��W��( Ec� �N ,�+3 7R�cabSR ;8�J:7 �ST�SQbSR bVS O���WQObW�� �T ��HI +0 Oa �T @O�cO�g ,�+3& TOd��OP�g W��OQbW�U �c� 7R�cabSR ;8�J:7 W� bVS �S�W�R Pg r.+(1 �W��W�� dS�aca �Oab gSO�( �� ORRWbW��& �c� 7R�cabSR ;8�J:7 W� �N ,�+3 �ST�SQbSR bVS OT��S�S�bW��SR W���UO�WQ W��OQb �T P�bV bVS DSfbS� O�R :S LW�dS� CSRWO OQ�cWaWbW��a eWbV bVS �ObbS� Q��b�WPcbW�U r,,(2 �W��W�� b� �c� 7R�cabSR ;8�J:7 W� �N ,�+3( Ec� 7R�cabSR ;8�J:7 �O�UW� �SOQVSR /-(, T�� �N ,�+3 Q���O�SR b� /,(, T�� �N ,�+2 �� O �S���bSR POaWa( E� O �SPOaSR POaWa& �c� 7R�cabSR ;8�J:7 T�� �N ,�+3 RSQ�W�SR O���ab , �'+(1 � Q���O�SR b� �Oab gSO�& �ST�SQbW�U bVS ��aa �T bVS C;:�7B77D CLDE Q��b�OQb O�R QS�bOW� �SUc�Ob��g VSOReW�Ra( E� O �SPOaSR POaWa& eS acQQSSRSR W� YSS�W�U �c� 7R�cabSR ;8�J:7 �O�UW� P��OR�g abOP�S W� �N ,�+3& R�WdS� Pg Q��bW�cSR bWUVb Q�ab Q��b��� O�R �c� OPW�Wbg b� OQVWSdS ��S�ObW�U �SdS�OUS OQ��aa bVS PcaW�Saa(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +. �� G. ,�+3& eS RS�WdS�SR 7R�cabSR ;8�J:7 �T r-/�(3 �W��W��& c� 0 Q���O�SR b� bVS ��W�� gSO� �S�W�R eVS� eS ���RcQSR 7R�cabSR ;8�J:7 �T r--,(/ �W��W�� �� O �S���bSR POaWa( Ec� G. ,�+3 7R�cabSR ;8�J:7 �ST�SQbSR bVS OT��S�S�bW��SR O���WQObW�� �T ��HI +0 Oa �T @O�cO�g ,�+3 O�R bVS OT��S�S�bW��SR OQ�cWaWbW�� �T :S LW�dS� CSRWO& ORRW�U r+�(3 �W��W�� O�R r+.(/ �W��W�� �Sa�SQbWdS�g b� �c� G. ,�+3 7R�cabSR ;8�J:7( Ec� 7R�cabSR ;8�J:7 �O�UW� �S��SaS�bSR /,(+ W� G. ,�+3 Oa Q���O�SR b� /+(2 W� G. �Oab gSO� �� O �S���bSR POaWa( E� O �SPOaSR POaWa& �c� 7R�cabSR ;8�J:7 Q��b�OQbSR Pg O���ab . W� G. ,�+3 Oa Q���O�SR b� bVS aO�S �S�W�R �T �Oab gSO�( JVWa O�bWQW�ObSR Q��b�OQbW�� eOa RcS b� �W� bVS ��aa �T bVS C;:�7B77D CLDE Q��b�OQb& �WW� VWUVS� aO�Sa O�R �O�YSbW�U Sf�S�aSa O�R �WWW� O b�cUVS� Q���O�Wa�� POaS �S�ObWdS b� O ab���U G. �Oab gSO�( 6cSTMT��(1�CPNZYNTWTL�TZY�MP�bPPY��Z�LW���ZQT��QZ���SP��P�TZO�LYO�2OU���PO�63:E52���YL�OT�PO� ����bVS�bV�SS����bVa� S�RSR ����bVS�gSO��S�RSR �r�W���W��W��a� :SQS�PS��-+& :SQS�PS��-+& )'(��%� )'(��%� )'(0 �P��L�PO 4SLYRP�� )'(0 �P��L�PO 4SLYRP�� A�ZQT��QZ���SP��P�TZO 0(&. �,&) ('� � )��&- ),'&� �-�� ��Q��S�bOf�Sf�S�aS ..(+ .,(3 - ++1(3 ++2(+ n IVO�S��T�bVS��Sac�b��T�S�cWbg�OQQ�c�bSR�W�dSabSSa ��(1� �,(/� �1,� �(3 �+(.� �+0.� HSdS�aO���T�W��OW��S�b��T�W�dSab�S�ba�W��S�cWbg� OQQ�c�bSR�W�dSabSSa n �,,(1� �+��� n �,,(1� �+��� B�aa��UOW������RWa��aO���T�OaaSba�b����W�b�dS�bc�S n �(- �+��� ��(+� �+�(/� �33� DSb�TW�O�QS�Sf�S�aS -1(, /2(1 �-1� --,(, ,0-(- ,0 :S��SQWObW��&�O���bWhObW��&�W��OW��S�b�O�R���aa� �UOW������RWa��aO���T�acPaWRWO�WSa +10(2 +31(/ �+�� 01/(/ 03.(/ �-� 63:E52 ��0&( �(0&� 0 � (��-(&' (�)0)&( ,� IVO�S�POaSR�Q���S�aObW�� ,(, +�(. �13� +-(� +1(/ �,0� E�S�ObW�U�QVO�USa��S�ObSR�b��OQ�cWaWbW��a���� RWdSabWbc�Sa �(, �(0 �01� �(1 .(. �2.� HSab�cQbc�W�U�QVO�USa ��(0� /(- D(C( �(1 ++(0 �3.� F�ab��SOac�S�S�b��S�W�R�OR�cab�S�ba��S�ObSR�b�� PcaW�Saa�OQ�cWaWbW��a n �-(,� �+��� n �-(,� �+��� 2OU���PO�63:E52 �,'&0 ��)&, -� (��.,&� (��))&� �� 7R�cabSR�;8�J:7��O�UW� /,(+ /+(2 /-(, /,(, DSb����TWb��O�UW� +-(0 1(� 3(+ 3(3 D(C(�'�D�b�CSO�W�UTc� )&, 4L�T�LW�Pc�PYOT���P� 7QQ�cSR QO�WbO� Sf�S�RWbc�Sa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �SOQVSR r/20(3 �W��W��& �S��SaS�bW�U O +/ RSQ�SOaS dS�aca bVS ��W�� gSO� O�R S�cWdO�S�b b� O����fW�ObS�g ,- �T �SdS�cS( Ec� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa W� ,�+3 W�Q�cRSR bVS �SQ�U�WbW�� �T bVS KA F�S�WS� BSOUcS P��ORQOabW�U �WUVba T�� O �S�W�R �T bV�SS aSOa��a( K�RS� ;K ��HI& bVSaS T��bPO�� P��ORQOabW�U �WUVba VOdS PSS� QO�WbO�WhSR Oa O� W�bO�UWP�S OaaSb O�R eW�� PS O���bWhSR Oa bVS aSOa��a ���U�Saa( Ec� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa W� ,�+2 �ST�SQbSR bVS SfbS�aW�� �T bVS ,� ��PW�S a�SQb�c� �WQS�aS c�bW� CO�QV ,�,+& eVWQV eW�� PS �OWR W� O��cO� W�abO���S�ba c�bW� �Obc�Wbg( ;fQ�cRW�U bVS �SQ�U�WbW�� �T bVS ��PW�S a�SQb�c� �WQS�aS O�R bVS T��bPO�� �WUVba W� P�bV �S�W�Ra& �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �S��SaS�bSR O����fW�ObS�g ,+ �T �SdS�cS W� ,�+3 Oa Q���O�SR b� O����fW�ObS�g ,0 W� ,�+2( MS acQQSSRSR W� aWU�WTWQO�b�g �SRcQW�U �c� QO�WbO� W�bS�aWbg T��� ��SdW�ca gSO�a Oa bVS ��RS��WhObW�� �T P�bV �c� TWfSR O�R ��PW�S W�T�Oab�cQbc�Sa VOa ��e PSS� acPabO�bWO��g Q����SbSR( 9O�WbO� Sf�S�RWbc�Sa �S�ObSR b� Qcab��S� ��S�WaSa S�cW��S�b& eVWQV W�Q�cRSa �c� a�S�RW�U �� aSb'b�� P�fSa& ��RS�a O�R MW�W ��eS��W�Sa& O���Uab �bVS�a& �S��SaS�bSR r3/(1 �W��W�� W� ,�+3 �G. ,�+34 r,�(0 �W��W���( JVS 3 RSQ�SOaS Q���O�SR b� bVS ��W�� gSO� eOa �OW��g R�WdS� Pg aSOa��O��g VWUVS� a�S�RW�U W� bVS �ObbS� �O�b �T ,�+2& eVWQV ���S bVO� �TTaSb bVS W��OQb �T �c� acQQSaaTc� W�'V��S Q���SQbWdWbg QO��OWU�a O�R bVS �Oc�QV �T �c� �Sfb'US� aSb'b�� P�f( ��� �N ,�+3& QO�WbO� Sf�S�RWbc�Sa �S�ObSR b� Qcab��S� ��S�WaSa

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +/ S�cW��S�b �S��SaS�bSR O����fW�ObS�g +1 �T �c� b�bO� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �SfQ�cRW�U bVS �SQ�U�WbW�� �T bVS T��bPO�� P��ORQOabW�U �WUVba�( 7QQ�cSR QO�WbO� Sf�S�RWbc�Sa T�� �Sbe��Y U��ebV O�R c�U�ORSa O��c�bSR b� r+�3(+ �W��W�� W� ,�+3 �G. ,�+34 r-�(- �W��W���& �O�YW�U O /� RSQ�SOaS Q���O�SR b� bVS ��W�� gSO� O�R ��SR��W�O�b�g �ST�SQbSR bVS acPabO�bWO� Q����SbW�� �T P�bV �c� TWfSR O�R ��PW�S �Sbe��Y W�T�Oab�cQbc�S W����dS�S�b ���U�O�a( ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& �Sbe��Y'�S�ObSR QO�WbO� Sf�S�RWbc�Sa �S��SaS�bSR O����fW�ObS�g ,� �T b�bO� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �SfQ�cRW�U bVS �SQ�U�WbW�� �T bVS T��bPO�� P��ORQOabW�U �WUVba�( 9O�WbO� Sf�S�RWbc�Sa T�� ���RcQba O�R aS�dWQSa& eVWQV �ST�SQba �c� W�dSab�S�ba W� ���RcQb RSdS����S�b O�R bVS c�U�ORS �T �c� �J ��ObT���a O�R agabS�a& O���Uab �bVS�a& b�bO�SR r++,(- �W��W�� W� ,�+3 �G. ,�+34 r-�(, �W��W���( JVWa �S��SaS�ba O 0 gSO�'��'gSO� RSQ�SOaS& �ST�SQbW�U bVS ���U�Saa �ORS �� �c� �J c�U�ORS ���U�O�( 9O�WbO� Sf�S�RWbc�Sa T�� ���RcQba O�R aS�dWQSa �S��SaS�bSR O����fW�ObS�g ,� �T b�bO� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �SfQ�cRW�U bVS �SQ�U�WbW�� �T bVS T��bPO�� P��ORQOabW�U �WUVba� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3( JVS �S�OW�RS� �T �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa W�Q�cRSR �W� �STc�PWaV�S�ba O�R �S��OQS�S�ba �T �Sbe��Y S�cW��S�b& �WW� a���ba O�R ���U�O��W�U OQ�cWaWbW�� Q�aba& W�Q�cRW�U QS�bOW� Q��bS�b OQ�cW�SR Pg :S LW�dS� CSRWO& �WWW� QS�bOW� �SQc��W�U W�dSab�S�ba W� �c� �J ��ObT��� O�R agabS�a O�R �Wd� �SOaS ORRWbW��a c�RS� ��HI +0( JVSaS �SOQVSR r,03(2 �W��W�� T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 �G. ,�+34 r11(0 �W��W���& W�Q�cRW�U bVS OT��S�S�bW��SR �SQ�U�WbW�� �T bVS KA F�S�WS� BSOUcS P��ORQOabW�U �WUVba O�R bVS W���UO�WQ W��OQb T��� :S LW�dS� CSRWO OQ�cWaWbW��( JVS OP�dS W���WSa bVOb O����fW�ObS�g /1 �T �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �SfQ�cRW�U bVS �SQ�U�WbW�� �T bVS T��bPO�� P��ORQOabW�U �WUVba� W� ,�+3 eS�S aQO�OP�S O�R acPaQ�WPS� U��ebV �S�ObSR( MS eW�� Q��bW�cS b� Q��aS�g ���Wb�� �c� QO�WbO� Sf�S�RWbc�Sa W� ��RS� b� �OYS ac�S bVOb bVSg R�WdS W�Q�S�S�bO� �Sbc��a( Ec� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa eS�S r+/2(1 �W��W�� W� G. ,�+3& �S��SaS�bW�U O ,, RSQ�SOaS Q���O�SR bVS ��W�� gSO� �S�W�R& eVWQV �ST�SQbSR bVS OQ�cWaWbW�� �T bVS QOP�S �Sbe��Y W� bVS 8�caaS�a Q���c�S ;bbS�PSSY Oa eS�� Oa Q��bW�cSR a�S�RW�U �� bVS c�U�ORS �T �c� ��9 �Sbe��Y b�eO�Ra O �WUOPWb �Sbe��Y( E� O �S�ObWdS POaWa& �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �SOQVSR O����fW�ObS�g ,. �T �SdS�cS W� G. ,�+3 dS�aca O����fW�ObS�g -, W� G. �Oab gSO�( 6cSTMT� )1 CPNZYNTWTL�TZY MP�bPPY LNN��PO NL�T�LW Pc�PYOT���P� LYO NL�S NL�T�LW Pc�PYOT���P� ��YL�OT�PO� ����bVS�bV�SS����bVa� S�RSR ����bVS�gSO��S�RSR �r�W���W��W��a� :SQS�PS��-+& :SQS�PS��-+& )'(0)'(� 4SLYRP�� )'(0)'(� 4SLYRP�� 2NN��PO�NL�T�LW�Pc�PYOT���P� (,�&. )'�&' �))�� ,�-&0 -�.&. �(,�� 7aaSba�OQ�cW�SR�c�RS��QO�WbO�'�S�ObSR�dS�R��� �,-(-� �/1(�� �/3� �,+�(0� �,3-(/� �,2� TW�O�QW�U�O��O�US�S�ba 7aaSba�OQ�cW�SR�c�RS���SOaSa �++(,� �1(.� /+ �0.(+� �,2(+� +,2 9VO�USa�W��Qc��S�b��WOPW�WbWSa��S�ObSR�b��QO�WbO�� ��(/� �.3(-� �33� 33(1 -1(0 +0/ Sf�S�RWbc�Sa 4L�S�NL�T�LW�Pc�PYOT���P���YP� ()�&. �0&� �0 � �((&0 �'�&. ) � )&- ��P�L�TYR�7�PP�4L�S�7WZb ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& bVS ac� �T �c� 7R�cabSR ;8�J:7 O�R OQQ�cSR QO�WbO� Sf�S�RWbc�Sa& SfQ�cRW�U bVS �SQ�U�WbW�� �T T��bPO�� P��ORQOabW�U �WUVba& gWS�RSR O� E�S�ObW�U ��SS 9OaV ���e �T r2,+(- �W��W��( 9���O�SR b� ,�+2& �c� E�S�ObW�U ��SS 9OaV ���e W����dSR ,- O�R eOa �OW��g R�WdS� Pg O +/ �SRcQbW�� W� �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �SfQ�cRW�U bVS �SQ�U�WbW�� �T bVS ,� ��PW�S a�SQb�c� �WQS�aS O�R bVS T��bPO�� P��ORQOabW�U �WUVba� O�R bVS OT��S�S�bW��SR W�Q�SOaS W� �c� 7R�cabSR ;8�J:7( ;fQ�cRW�U bVS W��OQb �T bVS OR��bW�� �T ��HI +0 �� �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa& �c� E�S�ObW�U ��SS 9OaV ���e T�� �N

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +0 ,�+3 e�c�R VOdS PSS� c� +2 dS�aca �Oab gSO� �� O �SPOaSR POaWa O�R VS�QS Ob bVS c��S� S�R �T �c� +0'+2 �cb���Y T�� ,�+3( Ec� E�S�ObW�U ��SS 9OaV ���e W� G. ,�+3 �SOQVSR r+3.(� �W��W��& �S��SaS�bW�U O /� W�Q�SOaS Q���O�SR b� bVS ��W�� gSO� �S�W�R( 6cSTMT���1�CPNZYNTWTL�TZY��Z���P�L�TYR�7�PP�4L�S�7WZb���YL�OT�PO� ����bVS�bV�SS����bVa� S�RSR ����bVS�gSO��S�RSR �r�W���W��W��a� :SQS�PS��-+& :SQS�PS��-+& )'(��%� )'(��%� )'(0 �P��L�PO 4SLYRP�� )'(0 �P��L�PO 4SLYRP�� 2OU���PO�63:E52 �,'&0 ��)&, - � (��.,&� (��))&� � � 7QQ�cSR�QO�WbO��Sf�S�RWbc�Sa �+/2(1� �,�-(�� �,,� �/20(3� �021(1� �+/� HSQ�U�WbW����T�T��bPO���P��ORQOabW�U��WUVba +(2 n +�� -,(2 n +�� HSQ�U�WbW����T���PW�S�a�SQb�c���WQS�aSa n n n n --(/ �+��� 2NN��PO�NL�T�LW�Pc�PYOT���P��PcNW�OTYR� �PNZRYT�TZY�ZQ�QZZ�MLWW�M�ZLONL��TYR� �(,-&0� �)'�&'� �)��� �,,�&(� �-,�&)� �(,�� �TRS���LYO�XZMTWP���PN���X�WTNPY�P� ��P�L�TYR�7�PP�4L�S�7WZb (0�&' ()0&, ,' � �)(&� --�&) )�� )&. 4L�S�QWZb�LYO�WT��TOT�d �6E�42D9�7C����A6C2E:�8�24E:G:E:6D� ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& �c� ��S�ObW��a gWS�RSR r+&�3,(/ �W��W�� �T �Sb QOaV Q���O�SR b� bVS r+&�1/(0 �W��W�� eS US�S�ObSR Rc�W�U bVS ��W�� gSO�( JVS �Sb QOaV T��� �c� ��S�ObW�U OQbWdWbWSa T�� �N ,�+3 W�Q�cRSR bVS W���UO�WQ W��OQb T��� bVS DSfbS� O�R :S LW�dS� CSRWO OQ�cWaWbW��a O�R bVS O���WQObW�� �T ��HI +0& eVWQV Wa �TTaSb bV��cUV bVS �Sb QOaV caSR W� TW�O�QW�U OQbWdWbWSa( Ec� �Sb ��S�ObW�U QOaV T��e eOa c� , gSO�'��'gSO�& R�WdS� Pg O ��aWbWdS ��S'�TT r03(3 �W��W�� b�S�R W� �c� e��YW�U QO�WbO� T����eW�U bVS O�WU��S�b �T QS�bOW� Qcab��S� PW��W�U QgQ�Sa O�R O . W�Q�SOaS W� �c� 7R�cabSR ;8�J:7( JVSaS bOW�eW�Ra eS�S O���ab Tc��g �TTaSb Pg r/0(� �W��W�� VWUVS� QOaV W�bS�Sab Sf�S�aSa T��� �c� W�Q�SOaSR RSPb PO�O�QS O�R bW�W�U dO�WO�QSa W� �c� QOaV W�bS�Sab �Og�S�ba T����eW�U QS�bOW� �STW�O�QW�U b�O�aOQbW��a O�R r//(3 �W��W�� VWUVS� QOaV bOfSa �OWR �S�ObWdS b� �Oab gSO�( �� G. ,�+3& eS US�S�ObSR r--2(/ �W��W�� �T �Sb QOaV T��� ��S�ObW�U OQbWdWbWSa& eVWQV eOa c� -. gSO�'��' gSO� O�R �ST�SQbSR O� W����dSR b�S�R W� �c� e��YW�U QO�WbO� �S�ObWdS b� G. �Oab gSO�( �6E�42D9�FD65�:��:�G6DE:�8�24E:G:E:6D MS caSR r.-,(� �W��W�� �T �Sb QOaV W� W�dSabW�U OQbWdWbWSa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 Q���O�SR b� r.00(. �W��W�� T�� �N ,�+2( JVS �Sb QOaV caSR W� W�dSabW�U OQbWdWbWSa W� �N ,�+3 �ST�SQbSR bVS OQ�cWaWbW�� �T bVS �S�OW�W�U /� abOYS W� bVS ��QO� �SRWO Q���O�g :S LW�dS� CSRWO W� @c�S ,�+3& eVS�SOa bVS �Sb QOaV caSR W� W�dSabW�U OQbWdWbWSa W� ,�+2 �ST�SQbSR bVS Tc�� OQ�cWaWbW�� �T bVS ��QO� �9J W�bSU�Ob�� DSfbS� W� COg ,�+2( MS cbW�WhS O dS�R�� TW�O�QW�U ���U�O� bV��cUV eVWQV eS O�S OP�S b� SfbS�R �c� �Og�S�b bS��a T�� QS�bOW� ac���WS�a b� -0� ROga Ob O� Obb�OQbWdS O��'W� Q�ab( :c�W�U �N ,�+3& eS OQ�cW�SR r,+�(0 �W��W�� �T OaaSba bV��cUV QO�WbO�'�S�ObSR dS�R�� TW�O�QW�U O��O�US�S�ba �G. ,�+34 r,-(- �W��W���& TOd��OP�g W��OQbW�U �c� �Sb QOaV caSR W� W�dSabW�U OQbWdWbWSa T�� bVS S�cWdO�S�b O��c�b( JVWa �S��SaS�bSR O ,2 O�R /3 gSO�'��'gSO� RSQ�W�S T�� �N O�R G. ,�+3& �Sa�SQbWdS�g( F�SOaS �STS� b� ISQbW�� ,(/ ' 5L�T�LW Pc�PYOT���P� T�� O �SQ��QW�WObW�� PSbeSS� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa O�R QOaV QO�WbO� Sf�S�RWbc�Sa( �� G. ,�+3& eS caSR r+,1(/ �W��W�� �T �Sb QOaV W� W�dSabW�U OQbWdWbWSa& �S��SaS�bW�U O ., W�Q�SOaS gSO�'��' gSO� O�R �OW��g �ST�SQbW�U O ��eS� �SdS� �T dS�R�� TW�O�QW�U Q���O�SR b� bVS aO�S �S�W�R �T �Oab gSO�( �6E�42D9�FD65�:��7:�2�4:�8�24E:G:E:6D� ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& bVS �Sb QOaV caSR W� TW�O�QW�U OQbWdWbWSa eOa r0.1(- �W��W�� Q���O�SR b� r/0�(+ �W��W�� �T �Sb QOaV caSR W� TW�O�QW�U OQbWdWbWSa W� ,�+2( JVS �Sb QOaV caSR W� TW�O�QW�U OQbWdWbWSa T�� �N ,�+3 �ST�SQbSR O �Sb QOaV �cbT��e �T r.+,(1 �W��W�� �S�ObSR b� �c� ��O� �S�Og�S�ba Oa O �Sac�b

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +1 �T �W� bVS EQb�PS� ,�+3 SO��g �SRS��bW�� �T �c� .(21/ IS�W�� ISQc�SR �WfSR HObS D�bSa T�� O� OUU�SUObS O��c�b �T r.+-(- �W��W�� �W�Q�cRW�U O r.,(- �W��W�� �OYS'eV��S ��S�Wc��& �WW� bVS @c�g ,�+3 �O�bWO� �SRS��bW�� �T �c� .(21/ IS�W�� ISQc�SR �WfSR HObS D�bSa T�� O� OUU�SUObS O��c�b �T r+�3(, �W��W�� �W�Q�cRW�U O r-(, �W��W�� �OYS'eV��S ��S�Wc��& �WWW� bVS d��c�bO�g �SRS��bW�� �T :S LW�dS� CSRWO"a SfbS��O� RSPb O�R �Wd� aQVSRc�SR �S�Og�S�ba �T �c� aV��b'bS�� dS�R�� TW�O�QW�U Q���Wb�S�ba( MS a�S�b r+�+(� �W��W�� �� aVO�S �S�c�QVOaSa W� bVS TW�ab VO�T �T ,�+3 Oa �O�b �T �c� r-��(� �W��W�� IVO�S HS�c�QVOaS F��U�O� ,�+2PWa& eVWQV VOa PSS� Tc��g Q����SbSR Ob bVS S�R �T @c�S ,�+3( K�RS� bVWa ���U�O�& eS �S�c�QVOaSR O����fW�ObS�g 0(2 �W��W�� �e� aVO�Sa& �T eVWQV O����fW�ObS�g -(+ �W��W�� VOdS PSS� QO�QS�SR bV��cUV�cb ,�+3( �� :SQS�PS� ,�+3& eS �OWR O TW�ab W�bS��SRWObS RWdWRS�R �T r0,(2 �W��W�� �r�(/1 U��aa �S� aVO�S� Oa �O�b �T �c� aVO�SV��RS� �S�c�S�ObW�� T�O�Se��Y Oa VWUV�WUVbSR Rc�W�U bVS :SQS�PS� ,�+2 9O�WbO� CO�YSba :Og( JVS �S�OW�RS� �T bVS �Sb QOaV caSR W� TW�O�QW�U OQbWdWbWSa ��W�O�W�g Q��aWabSR �T TW�O�QS �SOaS �S�Og�S�ba O�R �bVS� TW�O�QWO� �Og�S�ba( �� G. ,�+3& eS caSR r+3,(� �W��W�� �T �Sb QOaV W� TW�O�QW�U OQbWdWbWSa& eVWQV W�Q�cRSR bVS OT��S�S�bW��SR W�bS��SRWObS RWdWRS�R �Og�S�b& Oa Q���O�SR b� r+/2(0 �W��W�� �T �Sb QOaV caSR W� G. ,�+2( 25�FDE65�7C66�42D9�7��H ��� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS US�S�ObSR 7R�cabSR ��SS 9OaV ���e �T r-3+(� �W��W�� Q���O�SR b� r.,+(3 �W��W�� �Oab gSO�( �S�QS& eS RS�WdS�SR �� �c� Tc�� gSO� �cb���Y �T r-2�(� c� b� r.��(� �W��W��( HS�ObWdS b� ,�+2& �c� 7R�cabSR ��SS 9OaV ���e T�� �N ,�+3 �ST�SQbSR O r3.(, �W��W�� ��eS� Q��b�WPcbW�� T��� �c� dS�R�� TW�O�QW�U ���U�O�( ;fQ�cRW�U bVWa W��OQb& �c� c�RS��gW�U 7R�cabSR ��SS 9OaV ���e eOa c� +3 gSO�'��'gSO� R�WdS� Pg a��WR U��ebV W� �c� �Sb ��S�ObW�U QOaV T��e Oa �S�bW��SR SO��WS�( �� G. ,�+3& �c� 7R�cabSR ��SS 9OaV ���e eOa r+,�(3 �W��W��& eVWQV eOa c� -2 gSO�'��'gSO� RSa�WbS O r/-(0 �W��W�� ��eS� Q��b�WPcbW�� T��� �c� dS�R�� TW�O�QW�U ���U�O� W� bVS �cO�bS� Oa Q���O�SR b� bVS aO�S �S�W�R �T �Oab gSO�( JVS ��Pcab 7R�cabSR ��SS 9OaV ���e �S�T���O�QS W� bVS �cO�bS� eOa �O�b�g R�WdS� Pg O TOd��OP�S b�S�R W� �c� e��YW�U QO�WbO�& eVWQV eS �O�b�g Sf�SQb b� �SdS�aS W� bVS TW�ab �cO�bS� �T ,�,�( )&� 5PM����ZQTWP��NL�S�MLWLYNP�LYO�YP��WPaP�LRP��L�TZ 563E AC�7:�6 7b :SQS�PS�� -+& ,�+3& eS QO��WSR O b�bO� RSPb PO�O�QS �W�Q�cRW�U OQQ�cSR W�bS�Sab� �T r/&1--(� �W��W��& �T eVWQV r+&.3�(0 �W��W�� ��W�QW�O� O��c�b Wa �S�ObSR b� bVS IS�W�� ISQc�SR �WfSR HObS D�bSa RcS CO�QV ,�,2 O�R r-&+/-(2 �W��W�� ��W�QW�O� O��c�b Wa �eSR c�RS� �c� ,�+2 7�S�RSR IS�W�� 9�SRWb �OQW�Wbg eWbV �Obc�WbWSa �O�UW�U T��� 7cUcab ,�,0 bV��cUV :SQS�PS� ,�,1( Ec� b�bO� RSPb PO�O�QS Ob :SQS�PS�� -+& ,�+3 O�a� W�Q�cRSR O ��W�QW�O� O��c�b �T r-/.(3 �W��W�� �S�ObSR b� �c� dS�R�� TW�O�QW�U ���U�O�& O�� �T eVWQV Wa �Obc�W�U eWbVW� �Saa bVO� beS�dS ���bVa& O�R r.(� �W��W�� T�� bVS �cbabO�RW�U ���bW�� �T bVS ,� O�R -� ��PW�S a�SQb�c� �WQS�aSa( JVS �S�OW�RS� ��W�O�W�g �S��SaS�ba �SOaS �P�WUObW��a Oaa�QWObSR eWbV bVS ��bS�YOPS� 7Q�cWaWbW�� O�R �SOaS �WOPW�WbWSa T����eW�U bVS OR��bW�� �T ��HI +0( JV��cUV�cb ,�+3& eS VOdS SfSQcbSR aSdS�O� ��S�TW�O�QW�U b�O�aOQbW��a eWbV O dWSe b� P�bV W����dS �c� �dS�O�� Tc�RW�U Q�ab O�R SfbS�R �c� RSPb �Obc�Wbg ���TW�S( �� COg ,�+3& eS WaacSR O �Se aV��b'RObSR �Sd��dW�U Q�SRWb TOQW�Wbg ��H9� 7F�� T�� O� OUU�SUObS O��c�b �T r0�(� �W��W��( JVWa TOQW�Wbg �Obc�Sa �� :SQS�PS� -+& ,�,+& QO��WSa O �O�UW� �T ,(,/ �dS� ;KH�8EH �T����SR Ob � � O�R QO� PS caSR T�� US�S�O� Q�����ObS �c���aSa �T bVS U��c�( 7b :SQS�PS��-+& ,�+3& bVWa TOQW�Wbg eOa Tc��g c�R�Oe�( E� @c�S -& ,�+3& eS OQ�cW�SR bVS �S�OW�W�U /� abOYS W� bVS ��QO� �SRWO Q���O�g :S LW�dS� CSRWO DL( ���SRWObS�g OTbS� bVS Q��aW�U �T bVWa b�O�aOQbW��& eS �S�OWR :S LW�dS� CSRWO"a r0,(� �W��W�� bVW�R'�O�bg RSPb O�R bS��W�ObSR bVS SfWabW�U W�bS�Sab �ObS aeO�a �� Wba T��ObW�U'�ObS RSPb& �Sac�bW�U W� O QOaV �Og�S�b �T r+(+ �W��W��( 7�� b�O�aOQbW��a eS�S aSbb�SR bV��cUV OdOW�OP�S QOaV �� �c� PO�O�QS aVSSb( �� @c�g ,�+3& eS �SRSS�SR ,� �T �c� r/-�(� �W��W�� .(21/ IS�W�� ISQc�SR �WfSR HObS D�bSa RcS @c�g ,�,1 T�� O� OUU�SUObS O��c�b �T r+�3(, �W��W��& eVWQV W�Q�cRSR O r-(, �W��W�� �OYS'eV��S ��S�Wc�( JVWa �S�Og�S�b T����eSR O TW�ab d��c�bO�g �SRS��bW�� �T +� W� CO�QV ,�+2 O�R eOa �O�bWO��g TW�O�QSR bV��cUV OdOW�OP�S QOaV �� bVS PO�O�QS aVSSb O�R O bS����O�g R�Oe'R�e� �� �c� �Sd��dW�U Q�SRWb TOQW�WbWSa(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +2 �� EQb�PS� ,�+3& eS acQQSaaTc��g WaacSR O KI: ,,�(� �W��W�� JS�� B�O� O�R O r+1/(� �W��W�� JS�� B�O� Oa O� ORR'�� b� �c� SfWabW�U bS�� ��O� TOQW�WbWSa( JVS �Sb ���QSSRa �T bVSaS WaacO�QSa eS�S caSR b� �SRSS� W� Tc�� bVS �cbabO�RW�U O��c�b �T r-1+(� �W��W�� c�RS� bVS OT��S�S�bW��SR @c�g ,�,1 D�bSa ��ab bVS �O�bWO� @c�g ,�+3 �SRS��bW��& W�Q�cRW�U bVS �Og�S�b �T O r.,(- �W��W�� �OYS'eV��S ��S�Wc�( �� @O�cO�g ,�,�& eS WaacSR O �Se 2(,/'gSO� KI: ,&,3/ �W��W�� JS�� B�O� O�R O �Se 3(,/'gSO� r+&++� �W��W�� JS�� B�O� W� ��RS� b� �SRSS� bVS S�cWdO�S�b O��c�ba c�RS� bVS OT��S�S�bW��SR bS�� ��O� TOQW�WbWSa( JV��cUV bVWa OQQ�SbWdS �SdS�OUS'�Scb�O� b�O�aOQbW��& eS acQQSSRSR W� ��QYW�U W� Obb�OQbWdS ���U'bS�� W�bS�Sab �ObSa eVW�S SfbS�RW�U �c� bS���( ISS -(, E�M�P��PY� PaPY�� T�� ���S W�T���ObW��( ;fQ�cRW�U aV��b'bS�� �WOPW�WbWSa �S�ObSR b� �c� dS�R�� TW�O�QW�U ���U�O�& eS TOQS �� RSPb �Obc�WbWSa ��W�� b� 7cUcab ,�,0 eWbV O eSWUVbSR OdS�OUS �Obc�Wbg �T 1(. gSO�a Ob :SQS�PS��-+& ,�+3( �� ORRWbW��& eS O�a� VOR Tc�� OQQSaa b� r/�/(� �W��W�� �T c�R�Oe� Q���Wb�S�ba c�RS� �c� �Sd��dW�U Q�SRWb TOQW�WbWSa Ob :SQS�PS��-+& ,�+3 eWbV QS�bOW� OdOW�OPW�WbWSa c� b� @c�S ,�,-( 563E �G6CG:6H 2�5 A2J�6�E D4965F�6D JVS bOP�S PS��e ���dWRSa O� �dS�dWSe �T �c� RSPb W�ab�c�S�ba O�R �Og�S�b aQVSRc�S Ob :SQS�PS��-+& ,�+3( 6cSTMT� �1 5PM� XL���T�d �LMWP L� ZQ 5PNPXMP���(� )'(0 EZ�LW� 7LNTWT�d� 5�LbY� FYO�LbY� L���P� LXZ�Y� LXZ�Y� �L���T�d�5L�P :Y�P�P����L�P :Y�P�P����LdXPY���O�P 5PNPXMP���(��)'(0 �r�W���W��W��a� )'(��2XPYOPO�DPYTZ�� 4�POT��7LNTWT�d ���ObW�U�i�0'���bV� JS���B�O��7D ,&�.-(2 ,&�.-(2 n 7cUcab�+/&�,�,0 B�8EH��� �T������%� IS�W'O��cO���@O�(�O�R� ,(,/ @c�g� ���ObW�U�i�0'���bV� JS���B�O��7E +&++�(� +&++�(� n :SQS�PS��+/&� ;KH�8EH��� �T������ IS�W'O��cO���@O�(�O�R� ,�,1%�,(/� @c�g� ���ObW�U�i�+'���bV� HSd��dW�U�9�SRWb��OQW�Wbg� .��(� n .��(� @c�S�-�&�,�,- ;KH�8EH��� �T������ C��bV�g ��OQW�Wbg�7�� %�,(1/ ���ObW�U�i�+'���bV� HSd��dW�U�9�SRWb��OQW�Wbg� 0�(� n 0�(� :SQS�PS��-+&� ;KH�8EH��� �T������ C��bV�g ��OQW�Wbg�7F� ,�,+ %�,(,/ DPYTZ��DPN��PO�7TcPO� CL�P��Z�P� r0����W��W���IS�W��� ISQc�SR�D�bSa�RcS�,�,2� 0��(� 0��(� n CO�QV�+&�,�,2 �WfSR�i�-(/� IS�W'O��cO���@O�(�O�R� ��OQW�Wbg�7A� @c�g� KI:�+(��PW��W���IS�W��� ISQc�SR�D�bSa�RcS�,�,2� 23�(0 23�(0 n CO�QV�+&�,�,2 �WfSR�i�/(/� IS�W'O��cO���@O�(�O�R� ��OQW�Wbg�7@� @c�g� ��SP� ���ObW�U�i�+'���bV� HSd��dW�U�9�SRWb��OQW�Wbg ,�(� n ,�(� IS�bS�PS��-�&� ;KH�8EH��� �T������ C��bV�g ,�,+ %�,(�� ���ObW�U�i�+'���bV� EdS�R�OTb��OQW�Wbg ,/(� n ,/(� :SQS�PS��-+&� ;KH�8EH��� �T������ D�b�O���WQOP�S ,�,� %�+(0� EZ�LW�YZ�TZYLW�LXZ�Y� ,�(�0&� ��-��&� ,',&' D�bS4 �� bVS bOP�S OP�dS& JS�S�Sb"a KI:'RS���W�ObSR RSPb VOa PSS� Q��dS�bSR W�b� r caW�U bVS :SQS�PS��-+& ,�+3 ;KH) KI: SfQVO�US �ObS( 7a JS�S�Sb VOa S�bS�SR W�b� aSdS�O� RS�WdObWdS b�O�aOQbW��a b� VSRUS P�bV bVS c�RS��gW�U T��ObW�U W�bS�Sab �ObS O�R SfQVO�US �WaYa& bVS r'S�cWdO�S�b VSRUSR O��c�ba eS�S r,&�.+(/ �W��W�� �KI: ,(- PW��W�� JS�� B�O� 7D� O�R r22,(2 �W��W�� �KI: +(� PW��W�� IS�W�� ISQc�SR D�bSa RcS ,�,2�& �Sa�SQbWdS�g( ��� bVS QO�Qc�ObW�� �T Wba �Sb �SdS�OUS �ObW�& JS�S�Sb caSa bVS r'S�cWdO�S�b VSRUSR O��c�ba UWdS� bVS c�RS��gW�U SQ����WQ �WaY Sf��ac�S(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 +3 42D9 32�2�46 2�5 2G2:�23:�:EJ �7 7F�5D 7b :SQS�PS��-+& ,�+3& eS VS�R r+�+(. �W��W�� �T QOaV O�R QOaV S�cWdO�S�ba Q���O�SR b� r22(, �W��W�� Ob :SQS�PS��-+& ,�+2 O�R r2,(. �W��W�� Ob IS�bS�PS��-�& ,�+3( J� �W�W�WhS bVS Q��QS�b�ObW�� �T Q�c�bS��O�bg �WaY& �c� QOaV S�cWdO�S�ba O�R 777'�ObSR ���Sg �O�YSb Tc�Ra O�S ��OQSR eWbV VWUV�g �ObSR ;c���SO� O�R KI TW�O�QWO� W�abWbcbW��a( HS�ObWdS b� IS�bS�PS��-�& ,�+3& �c� QOaV PO�O�QS W�Q�SOaSR �� bVS POQY �T O ��Pcab 7R�cabSR ��SS 9OaV ���e �S�T���O�QS W� bVS gSO�'S�R �cO�bS�& �O�bWO��g �TTaSb Pg bVS :SQS�PS� ,�+3 r0,(2 �W��W�� U��aa W�bS��SRWObS RWdWRS�R �Og�S�b O�R O r.,(- �W��W�� �Og�S�b �S�ObSR b� OT��S�S�bW��SR SO��g �SRS��bW�� �T �c� .(21/ IS�W�� ISQc�SR �WfSR HObS D�bSa( �� ORRWbW�� b� �c� OdOW�OP�S QOaV PO�O�QS& eS O�a� VOR OQQSaa b� r/�/(� �W��W�� �T OdOW�OP�S Q���Wb�S�ba c�RS� �c� ,�+2 7�S�RSR IS�W�� 9�SRWb �OQW�Wbg O�R �c� �bVS� �Sd��dW�U Q�SRWb TOQW�WbWSa Ob :SQS�PS�� -+& ,�+3& acP�SQb b� Q����WO�QS eWbV bVS Q�dS�O�ba �S�bW��SR PS��e( �6E �6G6C286 C2E:� 7b bVS �QQOaW�� �T bVS :SQS�PS� ,�+2 9O�WbO� CO�YSba :Og& eS �SQ��TW��SR �c� �SdS�OUS T�O�Se��Y& �OW�bOW�SR Ob -(/f b� .(/f DSb J�bO� :SPb b� 9��a��WRObSR 7��cO�WhSR ;8�J:7 ���Sb b�bO� �SdS�OUS��( �� OPaS�QS �T O�g �ObS�WO� OQ�cWaWbW��a O�R)�� aWU�WTWQO�b QVO�USa W� �c� PcaW�Saa �� �SUc�Ob��g S�dW����S�b& eS W�bS�R b� abOg O��c�R bVS .(�f �WR'��W�b bV��cUV O� Obb�OQbWdS O�R acabOW�OP�S �SdS� �T aVO�SV��RS� RWaPc�aS�S�ba( 7b :SQS�PS��-+& ,�+3& �c� �Sb b�bO� �SdS�OUS �SOQVSR .(�f& eVWQV eOa abOP�S dS�aca dS�aca IS�bS�PS��-�& ,�+3 O�R �S��SaS�bSR O ��RSab RSQ�SOaS dS�aca .(+f Ob bVS S�R �T ,�+2( JVS ��RSab gSO�' ��'gSO� RSQ�SOaS W� �c� �Sb b�bO� �SdS�OUS eOa �OW��g R�WdS� Pg O ��Pcab QOaV T��e US�S�ObW�� bV��cUV�cb bVS gSO� O�R eOa OQVWSdSR RSa�WbS O� Obb�OQbWdS aVO�SV��RS� �S�c�S�ObW�� �Og'�cb W� ,�+3& W�Q�cRW�U r+�+(� �W��W�� �T aVO�S �S�c�QVOaSa O�R O r0,(2 �W��W�� U��aa W�bS��SRWObS RWdWRS�R( Ec� �Sb Q�dS�O�b �SdS�OUS& Oa QO�Qc�ObSR c�RS� bVS ,�+2 7�S�RSR IS�W�� 9�SRWb �OQW�Wbg O�R eVWQV SfQ�cRSa �SOaS'�S�ObSR �WOPW�WbWSa O�R dS�R�� TW�O�QW�U'�S�ObSR aV��b'bS�� �WOPW�WbWSa& eOa -(,f Ob :SQS�PS�� -+& ,�+3( JVWa eOa abOP�S dS�aca bVS ��W�� �cO�bS� O�R �S��SaS�bSR O RSQ�SOaS T��� -(.f S�R',�+2( Ec� Qc��S�b �Sb Q�dS�O�b �SdS�OUS �ObW� Wa aWU�WTWQO�b�g PS��e bVS a��W�UW�U �OW�bS�O�QS Q�dS�O�b �T 0(�f O�R bVS W�Qc��S�QS bSab �T .(/f �Sb aS�W�� �SdS�OUS(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,� � ���WZZV�LYO�Z�SP��TYQZ�XL�TZY �&( ���WZZV� �� :SQS�PS� ,�+2 Rc�W�U bVS 9O�WbO� CO�YSba :Og eS ��SaS�bSR �c� ab�ObSUWQ ��O� T�� bVS �Sfb bV�SS gSO�a c� b� ,�,+( 7a eS �O�OUSR b� RS�WdS� �� O�� �c� TW�O�QWO� �P�SQbWdSa W� ,�+3& eS O�S �TT b� O a��WR abO�b b� RS�WdS� acabOW�OP�S ���TWbOP�S U��ebV �dS� bVS ,�+2',�,+ �S�W�R( 7a O �S�W�RS�& eS O�S bO�USbW�U O� E�S�ObW�U ��SS 9OaV ���e 97�H �T 0(/ b� 2(� �dS� bVS ,�+2',�,+ �S�W�R �SfQ�cRW�U bVS �SQ�U�WbW�� �T T��bPO�� P��ORQOabW�U �WUVba O�R ��PW�S a�SQb�c� �WQS�aSa O�R SfQ�cRW�U bVS W��OQb �T ��HI +0& O���WQOP�S Oa �T @O�cO�g +& ,�+3�( B��YW�U OVSOR W�b� ,�,�& �c� TW�O�QWO� �Sac�ba eW�� W�Q�cRS O beS�dS'���bV Q��b�WPcbW�� T��� bVS OQ�cWaWbW�� �T bVS �S�OW�W�U /� �T bVS ��QO� �SRWO Q���O�g :S LW�dS� CSRWO Oa ����aSR b� O aSdS�'���bV Q��b�WPcbW�� W� ,�+3( IW�W�O� b� V�e eS ��SaS�bSR �c� UcWRO�QS W� ,�+3& eS eW�� UWdS �c� ,�,� UcWRO�QS �� O �SPOaSR POaWa Oa WT +�� �T :S LW�dS� CSRWO VOR PSS� W�Q�cRSR W� �c� �Sac�ba Oa �T @O�cO�g +& ,�+3( Ec� �SPOaSR �SdS�cS ���TW�S T�� ,�,� Wa Sf�SQbSR b� W����dS T��� bVS ��RSab +(, RSQ�W�S eS �SQ��RSR W� ,�+3( E� bVS ��S VO�R& �c� QOP�S acPaQ�W�bW�� �SdS�cS Wa Sf�SQbSR b� �S�T��� eS�� R�WdS� Pg ��e aW�U�S'RWUWb 7HFK U��ebV bV��cUV �W� O U��eW�U aVO�S �T VWUVS� bWS� P��ORPO�R W�bS��Sb acPaQ�WPS�a W� �c� �Wf& �WW� a��WR �C9 aO�Sa O�R �WWW� bVS PS�STWb T��� QS�bOW� �ObS OR�cab�S�ba( E� bVS �bVS� VO�R& eS Q��bW�cS b� aSS VSO�bVg U��ebV ���a�SQba W� bVS PcaW�Saa �O�YSb& P�bV W� bVS IE�E O�R IC; �O�YSba& R�WdS� Pg �c� W����dSR �O�YSb ��aWbW��W�U T����eW�U bVS DSfbS� OQ�cWaWbW��( JVSaS �����bc�WbWSa O�S P��OR�g �Scb�O�WhSR Pg be� SfbS��O� ��Saac�Sa W��OQbW�U �c� �bVS� �SdS�cS( �W�ab�g& bVS�S Wa bVS Q��bW�cSR W��OQb T��� bVS ��aa �T bVS C;:�7B77D CLDE& eVWQV abO�bSR b� ORdS�aS�g W��OQb �c� PcaW�Saa Oa �T 7��W� ,�+3( 7a acQV& �c� G+ ,�,� �SPOaSR �SdS�cS eW�� abW�� PS �SUObWdS�g W��OQbSR PST��S bVS STTSQb �O�aSa O Tc�� gSO� Oa �T G, ,�,�( ISQ��R�g& b� bVS SfbS�b bVOb bVS �SUc�Ob�� e�c�R RSQWRS b� OR�cab bVS �SUc�ObSR eV��SaO�S bO�WTT& �c� �SPOaSR b�� �W�S e�c�R PS OTTSQbSR Pg acQV OR�cab�S�b( Jc��W�U b� �c� 7R�cabSR ;8�J:7& eS eW�� �OW�bOW� �c� T�Qca �� bWUVb Q�ab Q��b��� O�R US�S�ObW�U ��S�ObW�U �SdS�OUS bV��cUV�cb �c� ��S�ObW��a( JVS ��dS b� O� O��'aQO�S OUW�S PcaW�Saa ��RS� O�R bVS TOd��OP�S Rg�O�WQa T��� bVS RWUWbO� b�O�aT���ObW�� ����SQb& Oa VWUV�WUVbSR Rc�W�U bVS :SQS�PS� ,�+2 9O�WbO� CO�YSba :Og& c�RS��W� bVWa O�PWbW��( JVSaS W��OQba eW�� Q��b�WPcbS b� �c� 7R�cabSR ;8�J:7 W� ,�,�( E� O �SPOaSR POaWa& eS bVS�ST��S Sf�SQb �c� 7R�cabSR ;8�J:7 b� �Sbc�� b� U��ebV W� ,�,�& bO�USbW�U �SPOaSR U��ebV �T O��c�R + T�� bVS Tc�� gSO� ,�,�( E�S �T �c� Q��S TW�O�QWO� �Sb�WQa Wa E�S�ObW�U ��SS 9OaV ���e& eVWQV Wa bVS ac� �T �c� 7R�cabSR ;8�J:7 O�R OQQ�cSR QO�WbO� Sf�S�RWbc�Sa �SfQ�cRW�U bVS �SQ�U�WbW�� �T T��bPO�� P��ORQOabW�U �WUVba O�R ��PW�S a�SQb�c� �WQS�aSa O�R SfQ�cRW�U bVS W��OQb T��� ��HI +0 �� �c� OQQ�cSR QO�WbO� Sf�S�RWbc�Sa�( �OdW�U RS�WdS�SR O ��Pcab +2 �SPOaSR U��ebV W� ,�+3 �� bVS POQY �T O RSQ�W�W�U QO�WbO� W�bS�aWbg& eS ��e Sf�SQb O ���S ��RS�ObS �S�T���O�QS W� ,�,�( 7a �S�bW��SR SO��WS�& eS �S�OW� Tc��g Q���WbbSR b� �c� bV�SS'gSO� E�S�ObW�U ��SS 9OaV ���e 97�H PSbeSS� 0(/ b� 2(� ( ��� ,�,�& eS bO�USb �SPOaSR E�S�ObW�U ��SS 9OaV ���e U��ebV �T O��c�R , dS�aca ,�+3( 9���O�SR b� ,�+3& �c� 7R�cabSR ��SS 9OaV ���e aV�c�R PS�STWb W� ,�,� T��� �W� bVS OT��S�S�bW��SR U��ebV W� E�S�ObW�U ��SS 9OaV ���e& �WW� ��eS� QOaV bOfSa dS�aca bVS r+/3(. �W��W�� eS �OWR W� ,�+3 O�R �WWW� ��eS� QOaV W�bS�Sab Sf�S�aSa T����eW�U QS�bOW� �STW�O�QW�U b�O�aOQbW��a W� �ObS ,�+3 O�R SO��g bVWa gSO�( HS�ObWdS b� �Oab gSO�& �c� dS�R�� TW�O�QW�U ���U�O� Wa Sf�SQbSR b� �S�OW� P��OR�g abOP�S Ob O��c�R r-//(� �W��W�� �T aV��b'bS�� Q���Wb�S�ba( MWbV bVOb& eS bO�USb O ��Pcab 7R�cabSR ��SS 9OaV ���e �T PSbeSS� r.+/(� �W��W�� O�R r.-/(� �W��W�� dS�aca bVS r-3+(� �W��W�� eS RS�WdS�SR W� ,�+3(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,+ 6cSTMT� ,1 ���WZZV 7J )')' ���WZZV�7J�)')' 2����P�PY�PO�ZY�7PM��L�d�()��)')' HSdS�cS���SPOaSR� 8��OR�g�abOP�S���N�,�+3��SPOaSR4�r,&0-.(.��W��W��� �O� 7R�cabSR�;8�J:7�U��ebV ���SPOaSR� 7��c�R�+ ���N�,�+3��SPOaSR4�r+&-31(/��W��W��� �P&�Q� E�S�ObW�U���SS�9OaV����e�U��ebV���SPOaSR� 7��c�R�, ���N�,�+3��SPOaSR4�r2-3(1��W��W��� �R&�S� 7R�cabSR���SS�9OaV����e r.+/(��'��.-/(���W��W�� �O� 7 �SQ��QW�WObW�� �T �c� 7R�cabSR ;8�J:7 UcWRO�QS T�� ,�,� b� O ;K ��HI �SOac�S Wa ��b ���dWRSR Oa ��b O�� S�S�S�ba �T bVS �SQ��QW�WObW�� O�S ����SQbSR Oa �O�b �T �c� T��SQOabW�U ���QSaa& Oa QS�bOW� WbS�a �Og dO�g aWU�WTWQO�b�g T��� ��S �S�W�R b� O��bVS�( �P��;fQ�cRW�U�bVS��SQ�U�WbW����T�T��bPO���P��ORQOabW�U��WUVba�O�R���PW�S�a�SQb�c���WQS�aSa�O�R�SfQ�cRW�U�bVS�W��OQb�T������HI�+0�����c�� OQQ�cSR�QO�WbO��Sf�S�RWbc�Sa( �Q� 7 �SQ��QW�WObW�� �T �c� E�S�ObW�U ��SS 9OaV ���e UcWRO�QS T�� ,�,� b� O ;K ��HI �SOac�S Wa ��b ���dWRSR Oa ��b O�� S�S�S�ba �T bVS �SQ��QW�WObW�� O�S ����SQbSR Oa �O�b �T �c� T��SQOabW�U ���QSaa& Oa QS�bOW� WbS�a �Og dO�g aWU�WTWQO�b�g T��� ��S �S�W�R b� O��bVS�( �R� 7 �SQ��QW�WObW�� �T �c� 7R�cabSR ��SS 9OaV ���e UcWRO�QS T�� ,�,� b� O ;K ��HI �SOac�S Wa ��b ���dWRSR Oa ��b O�� S�S�S�ba �T bVS �SQ��QW�WObW�� O�S ����SQbSR Oa �O�b �T �c� T��SQOabW�U ���QSaa& Oa QS�bOW� WbS�a �Og dO�g aWU�WTWQO�b�g T��� ��S �S�W�R b� O��bVS�( �S� 7aac�W�U QS�bOW� �Og�S�ba O�S �ORS �� �c� Qc��S�b ,� O�R -� ��PW�S a�SQb�c� �WQS�aSa W� G. ,�,� O�R bVS bOf �Og�S�b �� �c� ,�+3 bOf �Sbc�� eW�� ��b �QQc� c�bW� SO��g ,�,+( �&) D�M�P��PY��PaPY�� D�NNP��Q�W T���LYNP LYO ��TNTYR ZQ L YPb �&),%dPL� FD5 )�)0, XTWWTZY EP�X �ZLY LYO L YPb 0&),%dPL� k(�((' XTWWTZY EP�X �ZLY �� @O�cO�g ,�,�& eS acQQSaaTc��g WaacSR O�R ��WQSR O �Se 2(,/'gSO� KI: ,&,3/ �W��W�� JS�� B�O� �p�OQW�Wbg 7Hq� O�R O �Se 3(,/'gSO� r+&++� �W��W�� JS�� B�O� �p�OQW�Wbg 7Gq�( MS VOdS caSR bVS �Sb ���QSSRa �T bVSaS WaacO�QSa b� �SRSS� W� Tc�� bVS ��SdW�ca JS�� B�O�a 7D O�R 7E �T KI: ,&,3/ �W��W�� O�R r+&++� �W��W��& �Sa�SQbWdS�g( JVS aSbb�S�S�b �T bVS �STW�O�QW�U eOa R��S �� @O�cO�g -+& ,�,�( JV��cUV bVWa OQQ�SbWdS �SdS�OUS'�Scb�O� b�O�aOQbW��& eS acQQSSRSR W� �SRcQW�U bVS �O�UW� �� P�bV ��O�a Pg ,/ POaWa ��W�ba& eVWQV eW�� Tc�bVS� a��WRWTg bVS 9���O�goa ��SS 9OaV ���e ���TW�S OTbS� bVS EQb�PS� ,�+3 �STW�O�QW�U �T bVS .(21/ IS�W�� ISQc�SR D�bSa RcS ,�,1( 9��Qc��S�b�g& eS VOdS Tc�bVS� W����dSR �c� RSPb �Obc�Wbg ���TW�S T��� 1(. gSO�a Qc��S�b�g b� 2(/ gSO�a( ;fQ�cRW�U bVS aV��b'bS�� Q���Wb�S�ba c�RS� �c� dS�R�� TW�O�QW�U ���U�O�& eS R� ��b TOQS O�g RSPb �Obc�WbWSa ��W�� b� CO�QV ,�,2( JS�S�Sb �W�O�QW�U KI: BB9 Wa bVS P����eW�U S�bWbg c�RS� �OQW�Wbg 7H& QO��gW�U �W� O �O�UW� �T ,(� �dS� B�8EH& �WW� O � B�8EH T���� O�R �WWW� O �Obc�Wbg �T 7��W� -�& ,�,2( �OQW�Wbg 7H eOa acQQSaaTc��g WaacSR Ob 33(1/ ( JS�S�Sb ��bS��ObW��O� �W�O�QS I(j �(�( Wa bVS P����eW�U S�bWbg c�RS� �OQW�Wbg 7G& QO��gW�U �W� O �O�UW� �T ,(,/ �dS� ;KH�8EH& �WW� O � ;KH�8EH T���� O�R �WWW� O �Obc�Wbg �T 7��W� -�& ,�,3( �OQW�Wbg 7G eOa acQQSaaTc��g WaacSR Ob �O�( EPWPYP�h� MZL�O ZQ OT�PN�Z�� ��Z�Z�P� L R�Z�� QTYLW OTaTOPYO ZQ k(&�' �P� �SL�P �Z �SP 2��TW )')' 8PYP�LW DSL�PSZWOP��� �PP�TYR JS�S�Sb"a P�O�R �T RW�SQb��a eW�� �����aS O U��aa TW�O� RWdWRS�R �T r+.-(, �W��W�� �r+(-� U��aa �S� aVO�S� b� Wba aVO�SV��RS�a Ob bVS 7��W� ,3& ,�,� 7��cO� �S�S�O� IVO�SV��RS�a" CSSbW�U( �T O�R eVS� O����dSR& bVS TW�O� RWdWRS�R eW�� PS �OWR W� SO��g COg ,�,�( JVS �����aSR U��aa TW�O� RWdWRS�R Wa POaSR �� ++�&+.-&0.- RWdWRS�R' S�bWb�SR aVO�Sa Ob bVS RObS �T bVWa �S�SOaS& SfQ�cRW�U .&/+-&+., b�SOac�g aVO�Sa eVWQV O�S ��b RWdWRS�R' S�bWb�SR( JVS U��aa TW�O� RWdWRS�R �S� aVO�S eW�� PS RSbS��W�SR Ob bVS S�R �T CO�QV ,�,� W� bVS Q��dS�W�U ��bWQS b� bVS 7��cO� �S�S�O� IVO�SV��RS�a" CSSbW�U POaSR �� bVS �c�PS� �T RWdWRS�R'S�bWb�SR aVO�Sa bVS� �cbabO�RW�U( 9c��S�b�g& bVS ac� �T P�bV bVS W�bS��SRWObS O�R TW�O� RWdWRS�R e�c�R O��c�b b� r+(21 �S� aVO�S �U��aa�& S�cWdO�S�b b� r,�0(� �W��W�� W� OUU�SUObS(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,, EPWPYP��� MZL�O ZQ OT�PN�Z�� L��SZ�TeP� L DSL�P CP���NSL�P A�ZR�LX )')' QZ� �� �Z (&( XTWWTZY Z����LYOTYR �SL�P� QZ� L XLcTX�X LXZ�Y� ZQ k,,&' XTWWTZY 7a O� ORR'�� b� bVS b�bO� RWdWRS�R �OWR �dS� �N ,�+3& bVS P�O�R �T RW�SQb��a VOa O�a� OcbV��WhSR O �Se aVO�S Pcg'POQY ���U�O� �T c� b� r//(� �W��W�� �bVS pIVO�S HS�c�QVOaS F��U�O� ,�,�q�& STTSQbWdS Oa �T S�R' �SP�cO�g ,�,�( K�RS� bVWa ���U�O�& JS�S�Sb �Og OQ�cW�S T��� bW�S b� bW�S Wba Q����� ab�QY& T�� O �OfW�c� �T +(+ �W��W�� aVO�Sa �� O �OfW�c� Q��aWRS�ObW�� �T r//(� �W��W��& c� b� EQb�PS� -+& ,�,�( JVS aVO�S �S�c�QVOaSa eW�� PS Q��RcQbSR c�RS� bVS bS��a O�R Q��RWbW��a O����dSR Pg bVS Sfb�O��RW�O�g US�S�O� aVO�SV��RS�ao �SSbW�U �T bVS 9���O�g �T 7��W� ,.& ,�+3 O�R eW�� PS caSR b� Q�dS� Tcbc�S �P�WUObW��a c�RS� bVS 9���O�g"a aVO�S ��bW�� ��O�a( 5A8 �POTL LYO EPWPYP� L�P UZTYTYR QZ�NP� QZ� L YPb aTOPZ ���PLXTYR �P�aTNP :F� CSRWO O�R JS�S�Sb b�ROg O���c�QS bVSW� W�bS�bW�� b� ��W�b�g �Oc�QV O Tc��'T�SRUSR ab�SO�W�U �TTS�W�U eWbV ��QO� O�R W�bS��ObW��O� Q��bS�b bV��cUV O ��W�b dS�bc�S PSbeSS� bVS be� Q���O�WSa( MS OW� b� �OfW�WhS �c� �Sa���aS b� QVO�USa W� dWSeW�U PSVOdW�� O�R �TTS� O ��QO� O�bS��ObWdS W� bVS e���R �T ab�SO�W�U aS�dWQSa( JS�S�Sb O�R :F� CSRWO Sf�SQb bVS �Se Q���O�g b� PS OQbWdS W� bVS TO�� �T ,�,�& acP�SQb b� O����dO� Pg bVS �S�SdO�b Q���SbWbW�� OcbV��WbWSa( �&� DSL�PSZWOP���PX�YP�L�TZY �� :SQS�PS� ,�+2& eS V�abSR �c� 9O�WbO� CO�YSb :Og Rc�W�U eVWQV eS �cb�W�SR �c� ab�ObSUWQ ��O� T�� bVS �Sfb bV�SS gSO�a bV��cUV ,�,+ O�R RSbOW�SR �c� QO�WbO� O���QObW�� O�R aVO�SV��RS� �S�c�S�ObW�� T�O�Se��Y( �� OPaS�QS �T O�g �ObS�WO� OQ�cWaWbW��a O�R)�� aWU�WTWQO�b QVO�USa W� �c� PcaW�Saa �� �SUc�Ob��g S�dW����S�b& eS W�bS�R b� abOg O��c�R .(�f �Sb b�bO� �SdS�OUS& �S��SaS�bW�U bVS �WR'��W�b �T bVS -(/f b� .(/f �O�US( 7b :SQS�PS� -+& ,�+3& �c� �Sb b�bO� �SdS�OUS �SOQVSR .(�f RSa�WbS �W� r+�+(� �W��W�� �T aVO�S �S�c�QVOaSa W� bVS TW�ab VO�T �T ,�+3 Oa �O�b �T �c� r-��(� �W��W�� IVO�S HS�c�QVOaS F��U�O� ,�+2PWa O�R �WW� O TW�ab W�bS��SRWObS RWdWRS�R �T r0,(2 �W��W�� �r�(/1 U��aa �S� aVO�S� �OWR W� :SQS�PS� ,�+3( 7a �O�b �T �c� QO�WbO� O���QObW�� T�O�Se��Y& eS OW� b� RWab�WPcbS PSbeSS� /� O�R 1� �T bVS ��W�� gSO� 7R�cabSR ��SS 9OaV ���e b� aVO�SV��RS�a bV��cUV W�bS��SRWObS O�R TW�O� RWdWRS�Ra( MWbVW� bVS P�c�RO�WSa �T bVS OT��S�S�bW��SR �Sb b�bO� �SdS�OUS T�O�Se��Y O�R W� OPaS�QS �T O�g �T bVS OP�dS TOQb��a& bVS �S�OW�W�U �O�b �T �c� 7R�cabSR ��SS 9OaV ���e �Og PS Q��aWRS�SR T�� W�Q�S�S�bO� aVO�S Pcg'POQYa& Sfb�O��RW�O�g RWdWRS�Ra& RS�SdS�OUW�U& OQQ�SbWdS OQ�cWaWbW��a �� O Q��PW�ObW�� bVS�S�T( �� �WUVb �T bVS W�bS��SRWObS RWdWRS�R �OWR W� :SQS�PS� ,�+3 O�R bVS ��Pcab 7R�cabSR ��SS 9OaV ���e US�S�ObSR W� ,�+3& bVS P�O�R �T RW�SQb��a eW�� �����aS O U��aa TW�O� RWdWRS�R �T r+.-(, �W��W�� �r+(-� U��aa �S� aVO�S� b� Wba aVO�SV��RS�a Ob bVS 7��W� ,3& ,�,� 7��cO� �S�S�O� IVO�SV��RS�a" CSSbW�U( �T O�R eVS� O����dSR& bVS TW�O� RWdWRS�R eW�� PS �OWR W� SO��g COg ,�,�( JVS �����aSR U��aa TW�O� RWdWRS�R �S� aVO�S Wa POaSR �� ++�&+.-&0.- RWdWRS�R'S�bWb�SR aVO�Sa Ob bVS RObS �T bVWa �S�SOaS& SfQ�cRW�U .&/+-&+., b�SOac�g aVO�Sa eVWQV O�S ��b RWdWRS�R'S�bWb�SR( JVS U��aa TW�O� RWdWRS�R �S� aVO�S eW�� PS RSbS��W�SR Ob bVS S�R �T CO�QV ,�,� W� bVS Q��dS�W�U ��bWQS b� bVS 7��cO� �S�S�O� IVO�SV��RS�a" CSSbW�U POaSR �� bVS �c�PS� �T RWdWRS�R'S�bWb�SR aVO�Sa bVS� �cbabO�RW�U( 9c��S�b�g& bVS ac� �T P�bV bVS W�bS��SRWObS O�R TW�O� RWdWRS�R e�c�R O��c�b b� r+(21 �S� aVO�S �U��aa�& S�cWdO�S�b b� r,�0(� �W��W�� W� OUU�SUObS( 7a O� ORR'�� b� bVS b�bO� RWdWRS�R �OWR �dS� �N ,�+3& bVS P�O�R �T RW�SQb��a VOa O�a� OcbV��WhSR O �Se aVO�S Pcg'POQY ���U�O� �T c� b� r//(� �W��W�� �bVS pIVO�S HS�c�QVOaS F��U�O� ,�,�q�& STTSQbWdS Oa �T S�R' �SP�cO�g ,�,�( K�RS� bVWa ���U�O�& JS�S�Sb �Og OQ�cW�S T��� bW�S b� bW�S Wba Q����� ab�QY& T�� O �OfW�c� �T +(+ �W��W�� aVO�Sa �� O �OfW�c� Q��aWRS�ObW�� �T r//(� �W��W��& c� b� EQb�PS� -+& ,�,�( JVS aVO�S �S�c�QVOaSa eW�� PS Q��RcQbSR c�RS� bVS bS��a O�R Q��RWbW��a O����dSR Pg bVS Sfb�O��RW�O�g US�S�O� aVO�SV��RS�ao �SSbW�U �T bVS 9���O�g �T 7��W� ,.& ,�+3( JVS ���U�O� eW�� PS W���S�S�bSR W� OQQ��RO�QS eWbV W�Rcab�g PSab ��OQbWQSa O�R W� Q����WO�QS eWbV bVS O���WQOP�S Pcg'POQY �c�Sa O�R �SUc�ObW��a( J� bVWa S�R& O� W�RS�S�RS�b TW�O�QWO� W�bS��SRWO�g eW�� �S�c�QVOaS aVO�Sa �� bVS POaWa �T O RWaQ�SbW��O�g �O�RObS( JVS ��SQWaS bW�W�U �T bVS �S�c�QVOaS �T aVO�Sa �c�acO�b b� bVS ���U�O� eW�� RS�S�R �� O dO�WSbg �T TOQb��a W�Q�cRW�U �O�YSb Q��RWbW��a( :c�W�U bVS �S�c�QVOaS ���U�O�& bVS 9���O�g eW�� �SUc�O��g �cP�WaV ��Saa �S�SOaSa eWbV c�RObSa �� bVS ���U�Saa �ORS �WT O�g�& Oa �S�cW�SR Pg �Oe( JVWa W�T���ObW�� eW�� O�a� PS OdOW�OP�S �� bVS W�dSab�� �S�ObW��a �OUSa �T �c� eSPaWbS �W�dSab��a(bS�S�Sb(PS� c�RS� bVS IVO�SV��RS�a aSQbW��( JVS �S�c�QVOaSR aVO�Sa c�RS� bVWa ���U�O� eW�� PS caSR b� Q�dS� Tcbc�S �P�WUObW��a c�RS� bVS 9���O�g"a

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,- aVO�S ��bW�� ��O�a �� eW�� PS QO�QS��SR b� bVS SfbS�b �S�c�QVOaSR aVO�Sa c�RS� bVWa ���U�O� e�c�R SfQSSR acQV �P�WUObW��a( JS�S�Sb eW�� Q��bW�c�ca�g ���Wb�� P�bV Wba Qc��S�b O�R Tcbc�S �P�WUObW��a c�RS� acQV ��O�a W� dWSe �T YSS�W�U O� ORS�cObS �SdS� �T b�SOac�g aVO�Sa eWbV bVS SfQSaa acPaS�cS�b�g SO��O�YSR T�� QO�QS��ObW�� Oa W� 7��W� O�R :SQS�PS� ,�+3( �&� A�ZNPO��P��ZQ��SP�TYOP�PYOPY��L�OT�Z� JVS abObcb��g OcRWb��& AFC� 8SR�W�Ta�SdWa��S� ' HkdWaSc�a Ro;�b�S��WaSa& �S��SaS�bSR Pg �W�W� :S 8�QY O�R �lbeW� @OQYS�a& VOa Q��TW��SR bVOb bVS OcRWb ���QSRc�Sa& eVWQV VOdS PSS� acPabO�bWO��g Q����SbSR& VOdS ��b �SdSO�SR O�g �ObS�WO� �WaabObS�S�b W� bVS OQQ�c�bW�U W�T���ObW�� W�Q�cRSR W� bVS O��cO� O���c�QS�S�b �T JS�S�Sb ���c� ���RW�U DL(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,. � EPWPYP� 8�Z�� 9ZWOTYR �G f 4ZY�ZWTOL�PO Z�P�L�TYR ��L�T��TN� 2��ZQ�LYO�QZ���SP��S�PP�XZY�S��PYOPO�5PNPXMP���(� )'(0)'(� 4SLYRP�� EZ�LW�DP�aTNP��%�4ZXMTYPO��P�bZ�V �+-� ���Sa��OaaSR� -&-2/&,�� -&-/�&1�� + GTOPZ �0� 8OaWQ�dWRS�� +0.&1�� ,�+&,�� �+2� �1� ;�VO�QSR�dWRS�� +&1�+&3�� +&1-2&1�� �,� EZ�LW�aTOPZ (��--�-'' (�0�0�0'' ���� :Y�P�YP� ���HSaWRS�bWO��P��ORPO�R�W�bS��Sb +&..1&+�� +&.10&,�� �,� ���8caW�Saa�P��ORPO�R�W�bS��Sb ,+1&-�� +2+&0�� ,� ���EZ�LW�M�ZLOMLYO�TY�P�YP����� (�--���'' (�-,.��'' g � 7TcPO%WTYP��PWP�SZYd ���HSaWRS�bWO��TWfSR'�W�S�bS�S�V��g +&�11&,�� +&+.+&1�� �0� ���8caW�Saa�TWfSR'�W�S�bS�S�V��g +-/&-�� ++.&.�� +2 ���EZ�LW�QTcPO%WTYP��PWP�SZYd��0� (�)()�,'' (�),-�('' ���� EZ�LW�C8F���(�� ��.���,'' ���,���'' �)�� 4S��Y��(,� LWRS� 3(2 +-(0 8��ORPO�R�W�bS��Sb 3(2 +.(+ �WfSR'�W�S�bS�S�V��g +�(1 +0(0 4���ZXP���PWL�TZY�ST��TYQZ�XL�TZY J�W��S'��Og�Qcab��S�a +&++�&-�� +&+./&2�� �-� ��++� J�bO��Qcab��S���S�ObW��aVW�a� ,&�1,&+�� ,&++/&��� �,� ��++� IS�dWQSa��S��Qcab��S���S�ObW��aVW� ,(,3 ,(,3 n �++���+,� 7HFK��S��Qcab��S���S�ObW��aVW���W��r�)����bV�� /2(. /1(+ , 2��ZQ�LYO�QZ���SP��S�PP�XZY�S��PYOPO�5PNPXMP���(� )'(0)'(� 4SLYRP�� �ZMTWP���L�T��TN� �ZMTWP��PWP�SZYd F�ab�OWR�acPaQ�WPS�a ,&-0-&2�� ,&+3.&/�� 2 F�S�OWR�acPaQ�WPS�a ...&0�� .23&.�� �3� EZ�LW�XZMTWP���M�N�TMP����('� )��'���'' )�-���0'' , � CP��P�PY�L�TZY ZQ XZMTWP �Z���LTO �PWP�SZYd ��M�N�TMP��1 MS VOdS �S��SaS�bSR bVS CO�QV -+& ,�+2& @c�S -�& ,�+2& IS�bS�PS� -�& ,�+2 O�R :SQS�PS� -+& ,�+2 ��PW�S ��ab�OWR acPaQ�WPS� POaS T����eW�U bVS �S��dO� �T W�OQbWdS ��Og Oa g�c U� acPaQ�WPS�a�( JVSaS acPaQ�WPS�a R� ��b �Og O ���bV�g acPaQ�W�bW�� TSS O�R O�S ���g PSW�U PW��SR �� bVSW� STTSQbWdS caOUS( 7a O �Sac�b �T bVS W�OQbWdS abObca �T QS�bOW� I�C QO�Ra& eS �SRcQSR P�bV �c� ��PW�S ��ab�OWR acPaQ�WPS� POaS O�R b�bO� ��PW�S acPaQ�WPS�a Pg .3&.��& /2&2��& /,&1�� O�R .1&+�� �Sa�SQbWdS�g T�� bVS �S�W�Ra �S�bW��SR OP�dS( JVWa OR�cab�S�b RWR ��b W��OQb �c� ��PW�S bS�S�V��g �SdS�cS(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,/ , EPWPYP� 8�Z�� 9ZWOTYR �G f DPWPN�PO 6F :7CD NZYOPY�PO NZY�ZWTOL�PO QTYLYNTLW ��L�PXPY�� ,&( 6F :7CD NZYOPY�PO NZY�ZWTOL�PO ��L�PXPY� ZQ ��ZQT� Z� WZ�� LYO Z�SP� NZX��PSPY�TaP TYNZXP ��YL�OT�PO� ����bVS�bV�SS����bVa�S�RSR ����bVS�gSO��S�RSR �r�W���W��W��a&�SfQS�b�aVO�Sa�O�R��S��aVO�S� O��c�ba� :SQS�PS��-+& :SQS�PS��-+& )'(��%� )'(��%� 4SLYRP� )'(0 �P��L�PO 4SLYRP�� )'(0 �P��L�PO � A�ZQT��QZ���SP��P�TZO CPaPY�P -.�&� -�)&( , � )�,��&0 )�,��&� ) � 6c�PY�P� 9�ab��T�aS�dWQSa����dWRSR� �-/�(0� �-.,(3� , �+&-/-(-� �+&.�+(,� �-� 8�Z�����ZQT� �))&. )00&) � � (�)�'&- (�(�)&- 0 � IS��W�U&�US�S�O����OR�W�Wab�ObWdS�Sf�S�aSa �+/�(.� �+11(-� �+/� �/./(+� �/-/(�� , ��P�L�TYR���ZQT� (.)&� ()(&0 �( � -�,&, ,0.&- (, � �W�O�QS�W�Q��S �+0(,� .1(+ D(C( ,.(1 ++,(, �12� DSb�W�bS�Sab�W�Q��S�O�R�T��SWU�� �(+ �(+ n �(2 �(. +�� SfQVO�US�UOW� DSb�UOW�����RS�WdObWdS�TW�O�QWO�� �+0(-� .1(� D(C( ,-(3 +++(2 �13� W�ab�c�S�ba �W�O�QS�Sf�S�aSa �,+(�� �+�/(2� �2�� �-/0(3� �-1/(/� �/� DSb�W�bS�Sab�Sf�S�aS&�T��SWU��SfQVO�US� ,/(- �+�/(2� D(C( �-�1(.� �-/�(3� �+,� ��aa�O�R��bVS��TW�O�QS�Sf�S�aSa DSb���aa����RS�WdObWdS�TW�O�QWO�� n n n n n n W�ab�c�S�ba ����B�aa����SfbW�UcWaV�S�b��T�RSPb �.0(-� n n �.3(/� �,.(0� +�+ DSb�TW�O�QS�Sf�S�aS �-1(,� �/2(1� �-1� �--,(,� �,0-(-� ,0 IVO�S��T�bVS��Sac�b��T�S�cWbg�OQQ�c�bSR� �(1 ,(/ �1,� ��(3� +(. �+0.� W�dSabSSa HSdS�aO���T�W��OW��S�b��T�W�dSab�S�ba�W�� n ,,(1 �+��� n ,,(1 �+��� S�cWbg�OQQ�c�bSR�W�dSabSSa �OW�����RWa��aO���T�OaaSba��S�ObSR�b��O���W�b� n ��(-� �+��� �(+ +�(/ �33� dS�bc�S A�ZQT��MPQZ�P�TYNZXP��Lc� (�,&� ��&( ,� � �,)&, �-�&0 ���� ��Q��S�bOf�Sf�S�aS �..(+� �.,(3� - �++1(3� �++2(+� n A�ZQT��QZ���SP��P�TZO 0(&. �,&) ('� � )��&- ),'&� �-�� ��SP��NZX��PSPY�TaP�TYNZXP� �WZ����QZ���SP��P�TZO��YP��ZQ�TYNZXP� �Lc :�PX���SL��bTWW�YZ��MP��PNWL��TQTPO��Z� ��ZQT��Z��WZ�� HS�SOac�S�S�ba��T�RSTW�SR�PS�STWb��WOPW�Wbg) .(, n +�� .(, �.(3� �+20� �OaaSb� :STS��SR�bOf �+(,� ��(+� D(C( �+(,� +(3 �+0-� ��SP��NZX��PSPY�TaP�TYNZXP�QZ�� �&' �'&(� �&�& �&' ��&'� �&�& �SP��P�TZO��YP��ZQ�TYNZXP��Lc EZ�LW�NZX��PSPY�TaP�TYNZXP�QZ�� 0�&. �,&( ((' � )�.&- )�.&� ���� �SP��P�TZO A�ZQT��L���TM��LMWP��Z1 0(&. �,&) ('� � )��&- ),'&� �-�� Ee�S�a��T�bVS�9���O�g 3+(1 ./(. +�, ,-.(/ ,/,(� �1� D��'Q��b����W�U�W�bS�Saba n ��(,� �+��� �(+ �+(,� D(C(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,0 ����bVS�bV�SS����bVa�S�RSR ����bVS�gSO��S�RSR �r�W���W��W��a&�SfQS�b�aVO�Sa�O�R��S��aVO�S� O��c�ba� :SQS�PS��-+& :SQS�PS��-+& )'(��%� )'(��%� 4SLYRP� )'(0 �P��L�PO 4SLYRP�� )'(0 �P��L�PO � EZ�LW�NZX��PSPY�TaP�TYNZXP�QZ�� 0�&. �,&( ((' � )�.&- )�.&� ���� �SP��P�TZO��L���TM��LMWP��Z1 Ee�S�a��T�bVS�9���O�g 3.(1 ./(- +�3 ,-1(/ ,.3(� �/� D��'Q��b����W�U�W�bS�Saba n ��(,� �+��� �(+ �+(,� D(C( MSWUVbSR�OdS�OUS�aVO�Sa��cbabO�RW�U ++�(+ +++(/ ++�(� ++.(� 8OaWQ�SO��W�Ua��S��aVO�S �(2- �(.+ +�, ,(+- ,(,+ �.� :W�cbSR�SO��W�Ua��S��aVO�S �(2- �(.+ +�, ,(+- ,(,+ �.� CPaPY�P�Md��L���P IcPaQ�W�bW����SdS�cS4 LWRS� +.-(0 +.0(- �,� /1.(. /2,(. �+� 8��ORPO�R�W�bS��Sb +0.(3 +0�(� - 0/+(1 0,2(. . �WfSR'�W�S�bS�S�V��g /.(/ /1(, �/� ,+3(� ,-,(3 �0� 4LMWP���M�N�T��TZY��PaPY�P �-�&' �-�&, g � (���,&( (����&. g � C�PW�S�bS�S�V��g ++,(- ++-(0 �+� ...(1 ./3(1 �-� EZ�LW���M�N�T��TZY��PaPY�P �.,&� �..&( g � (���0&� (�0'�&� �(�� 8caW�Saa�aS�dWQSa /-(, /,(2 + ,�/(2 +3,(, 1 EbVS� +..(2 ++,(, ,3 .22(- .-2(, ++ EZ�LW�CPaPY�P -.�&� -�)&( , � )�,��&0 )�,��&� ) � 6c�PY�P��Md��L���P DSbe��Y���S�ObW�U�Sf�S�aSa �.2(+� �.1(/� + �+30(3� �+3,(�� - :W�SQb�Q�aba�����U�O��W�U&�Q��g�WUVba&� �+.-(1� �+,-(1� +0 �/,/(.� �/�0(0� . W�bS�Q���SQb�O�R��bVS�� IbOTT'�S�ObSR�Sf�S�aSa �03(0� �00(,� / �,0+(+� �,/,(-� - IO�Sa�O�R��O�YSbW�U�Sf�S�aSa �-+(3� �,2(2� ++ �30(2� �3�(.� 1 Ecba�c�QSR��OP���O�R�F��TSaaW��O��aS�dWQSa �+�(/� �3(,� +. �-2(,� �-,(,� +3 EbVS��W�RW�SQb�Sf�S�aSa �+2(0� �-.(,� �.0� �3�(+� �+-1(3� �-/� HSab�cQbc�W�U�QVO�USa �(0 �/(-� �+++� ��(1� �++(0� �3.� F�ab��SOac�S�S�b��S�W�R�OR�cab�S�ba� n -(, �+��� n -(, �+��� �S�ObSR�b��PcaW�Saa�OQ�cWaWbW��a E�S�ObW�U�QVO�USa��S�ObSR�b��OQ�cWaWbW��a���� ��(,� ��(0� �01� ��(1� �.(.� �2.� RWdSabWbc�Sa IVO�S'POaSR��Og�S�ba�U�O�bSR�b��RW�SQb��a� �,(,� �+�(.� �13� �+-(�� �+1(/� �,0� O�R�S����gSSa :S��SQWObW�� �+�+(.� �3.(2� 1 �.++(�� �.�.(.� , 7���bWhObW�� �..(-� �./(1� �-� �+1,(�� �+2.(�� �1� 7���bWhObW����T�P��ORQOabW�U��WUVba �-�(-� �,�(-� .3 �3,(/� �03(3� -, ���OW��S�b��T����U'�WdSR�OaaSba�'���bO�UWP�S� n �-0(1� �+��� n �-0(1� �+��� OaaSba�O�R�U��ReW�� �OW�����RWa��aO���T�acPaWRWO�WSa �(- +(� �1�� +(3 -(� �-1� ���OW��S�b��T����U'�WdSR�OaaSba�'�F���S�bg� �+(+� �+(�� +� �+(3� �,(/� �,.� O�R�S�cW��S�b EZ�LW�6c�PY�P� �,'(&'� �,)'&)� ���� �(��0�&�� �(�0�-&)� �)�� D(C(�'�D�b�CSO�W�UTc� A��NSL�P ��TNP LWWZNL�TZY QZ� �SP �Pc�PW LN��T�T�TZY1 Ec� :SQS�PS� -+& ,�+2 abObS�S�b �T TW�O�QWO� ��aWbW�� VOa PSS� �SabObSR& �ST�SQbW�U bVS �Sb��a�SQbWdS W��OQb �T bVS �c�QVOaS ��WQS O���QObW�� �pFF7q� T�� bVS DSfbS� OQ�cWaWbW��& eVWQV eOa ��b gSb OdOW�OP�S Ob gSO�'S�R ,�+2( MS �STS� b� ISQbW�� , 8TYLYNTLW :TRSWTRS�� T�� ���S W�T���ObW��(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,1 ,&) 6F�:7CD�NZYOPY�PO�NZY�ZWTOL�PO���L�PXPY��ZQ�NL�S�QWZb����YL�OT�PO� ����bVS�bV�SS����bVa�S�RSR ����bVS�gSO��S�RSR �r�W���W��W��a� :SQS�PS��-+& :SQS�PS��-+& )'(��%� )'(��%� )'(0 �P��L�PO 4SLYRP�� )'(0 �P��L�PO 4SLYRP�� 4L�S�QWZb��Q�ZX�Z�P�L�TYR� LN�TaT�TP� F��TWb�T���bVS��S�W�R 3+(1 ./(, +�- ,-.(0 ,/�(2 �0� :S��SQWObW��&�O���bWhObW��&�W��OW��S�b��O�R� +13(. ,�,(2 �+,� 013(. 1�0(+ �.� �Sab�cQbc�W�U�QVO�USa M��YW�U�QO�WbO��QVO�USa�O�R��bVS������ ��(,� �0.(1� �+��� 31(. ,1(/ ,/. QOaV�WbS�a ��Q��S�bOf�Sf�S�aS ..(+ .,(3 - ++1(3 ++2(+ n DSb�W�bS�Sab�Sf�S�aS&�T��SWU��SfQVO�US� �,0(,� +�/(1 D(C( -�0(/ -/�(/ �+-� ��aa�O�R��bVS��TW�O�QS�Sf�S�aSa DSb���aa��UOW������RS�WdObWdS�TW�O�QWO�� +0(. �.1(�� D(C( �,-(2� �+++(2� �13� W�ab�c�S�ba B�aa����SfbW�UcWaV�S�b��T�RSPb .0(- n n .3(/ ,.(0 +�+ HSdS�aO��W��OW��S�b��T�W�dSab�S�ba�W�� n �,,(1� �+��� n �,,(1� �+��� S�cWbg�OQQ�c�bSR�W�dSabSSa B�aa��UOW������RWa��aO���T�OaaSba��S�ObSR�b�� n �(- �+��� ��(+� �+�(/� �33� O���W�b�dS�bc�S 9OaV�W�bS�Sab�Sf�S�aSa�O�R�QOaV� �+,(+� �3(+� -- �,�3(/� �+/-(/� -0 RS�WdObWdSa ��Q��S�bOfSa��OWR ��(3� ��(0� /� �+/3(.� �+�-(/� /. �P��NL�S�Q�ZX�Z�P�L�TYR�LN�TaT�TP� ���&, ),)&� �� � (�'0)&, (�'.,&- ) � 4L�S�QWZb��Q�ZX�TYaP��TYR� LN�TaT�TP� Fc�QVOaSa��T�����S�bg�O�R�S�cW��S�b �1-(/� �.,(2� 1, �,0+(1� �,./(2� 0 Fc�QVOaSa��T�W�bO�UWP�Sa �/�(,� �.0(/� 2 �+/�(,� �+/1(3� �/� 7Q�cWaWbW��a��T�O�R���O�a�b��S�cWbg� ��(+� �,(+� �3/� �+(-� �,(2� �/.� OQQ�c�bSR�W�dSabSSa� 7Q�cWaWbW����T�acPaWRWO�WSa&��Sb��T�QOaV� �-(0� �+(�� ,0� �+3(0� �0,(/� �03� OQ�cW�SR F��QSSRa�T����aO�S��T�����S�bg�O�R� ��(+� �(2 D(C( �(2 ,(0 �03� S�cW��S�b F��QSSRa�T����bVS�aO�S��T�P��ORQOabW�U� n +(2 �+��� n n n �WUVba�T����SaO�S��c���aSa �P��NL�S���PO�TY�TYaP��TYR� �().&,� ��0&�� �) � ���)&'� ��--&�� �.�� LN�TaT�TP� 4L�S�QWZb��Q�ZX�QTYLYNTYR� LN�TaT�TP� HS�Og�S�ba��T���O�a�O�R�P����eW�Ua �/+1(.� �+,.(0� -+/ �+&,,2(0� �03.(.� 11 F��QSSRa�T������O�a�O�R�P����eW�Ua .-3(2 0/2(, �--� 2+/(3 +&��3(/ �+3� HS�c�QVOaS��T��e��aVO�Sa �(+ �21(-� D(C( �+�+(�� �,,2(/� �/0� IO�S��T��e��aVO�Sa -(+ /(2 �.1� .3(0 +2(0 +01 FOg�S�ba��S�ObSR�b��QO�WbO���SRcQbW��a�O�R� �0,(2� �/32(3� �3�� �0,(2� �/32(3� �3�� RWdWRS�Ra FOg�S�ba�T���SO��g�bS��W�ObW����T���O�a�O�R� �.,(-� n +�� �./(/� n +�� P����eW�Ua FOg�S�ba�T���RSPb�WaacO�QS�Q�aba �+(.� �,(-� �-3� �+(.� �,/(1� �3/� EbVS��TW�O�QW�U�OQbWdWbWSa��W�Q�(��SOaSa� �++(+� �3(/� +1 �1-(/� �.�(1� 2+ �P��NL�S���PO�TY�QTYLYNTYR� �(0)&'� �(,�&-� )( � �-�.&�� �,-'&(� (- � LN�TaT�TP� �P��TYN�PL�P��OPN�PL�P��TY�NL�S� LYO�NL�S�P��TaLWPY�� 9OaV�Ob�PSUW��W�U��T��S�W�R 2,(. 2-(2 �,� 22(, -3(+ +,0 9OaV�Ob�S�R��T��S�W�R +�+(. 22(, +/ +�+(. 22(, +/ �P��NL�S�RPYP�L�PO����PO� (0&' �&� ��) � (�&) �0&( �.���

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,2 ����bVS�bV�SS����bVa�S�RSR ����bVS�gSO��S�RSR �r�W���W��W��a� :SQS�PS��-+& :SQS�PS��-+& )'(��%� )'(��%� )'(0 �P��L�PO 4SLYRP�� )'(0 �P��L�PO 4SLYRP�� 2OU���PO�7�PP�4L�S�7WZb DSb�QOaV�T������S�ObW�U�OQbWdWbWSa --2(/ ,/,(2 -. +&�3,(/ +&�1/(0 , 9OaV��Og�S�ba�T���RW�SQb�OQ�cWaWbW���O�R� RWdSabWbc�S�Q�aba �(, �(2 �1/� +(+ -(3 �1,� ;f�S�aSa�TW�O�QSR�Pg�O��W�bS��SRWO�g 0,(- /-(3 +0 ,--(. +/2(1 .1 Fc�QVOaSa��T�����S�bg�O�R�S�cW��S�b �1-(/� �.,(2� 1, �,0+(1� �,./(2� 0 Fc�QVOaSa��T�W�bO�UWP�Sa �/�(,� �.0(/� 2 �+/�(,� �+/1(3� �/� F�W�QW�O���Og�S�ba�T�����PW�S�a�SQb�c�� �WQS�aSa �+3(2� �+3(2� n �+3(2� �+3(2� n F�W�QW�O���Og�S�ba����O��c�ba�TW�O�QSR�Pg� dS�R��a�O�R�W�bS��SRWO�WSa �+,/(.� �+�-(.� ,+ �..�(,� �-0.(1� ,+ F�W�QW�O���Og�S�ba�����SOaSa��SfQ�cRW�U� �Sbe��Y'�S�ObSR��SOaSa�Oaac�SR�W�� OQ�cWaWbW��a� �++(,� �+(+� 3+2 �..(1� �/(1� 02. F�W�QW�O���Og�S�ba������ab�OQ�cWaWbW��� ORRWbW��a�b���Sbe��Y��SOaSa n �0(-� �+��� �+3(.� �,,(.� �+-� 2OU���PO�7�PP�4L�S�7WZb ()'&0 �.&- �� � �0(&' �)(&0 �.�� D(C(�'�D�b�CSO�W�UTc�

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 ,3 ,&� 6F�:7CD�NZYOPY�PO�NZY�ZWTOL�PO���L�PXPY��ZQ�QTYLYNTLW��Z�T�TZY� ��YL�OT�PO� 5PNPXMP���(� 5PNPXMP���(� 4SLYRP �r�W���W��W��a� )'(0)'(��%��P��L�PO 2DD6ED �ZY%N���PY��2��P��1 F���S�bg�O�R�S�cW��S�b ,&-00(2 ,&,-�(2 +-0(� ���ReW�� +&21.(0 +&2�1(2 00(2 EbVS��W�bO�UWP�S�OaaSba 13�(- 1/-(/ -0(2 :STS��SR�bOf�OaaSba ,0+(. ,.1(+ +.(- ��dSab�S�ba�W��O�R���O�a�b��S�cWbg�OQQ�c�bSR�W�dSabSSa +0(- 01(- �/+(�� EbVS��W�dSab�S�ba 0(+ /(� +(+ :S�WdObWdS�TW�O�QWO��W�ab�c�S�ba //(- 0(� .3(- J�ORS��SQSWdOP�Sa n �(3 ��(3� EbVS��OaaSba ,1(3 +1(- +�(0 EZ�LW�YZY%N���PY��L��P�� ,��0�&. ,�(�,&. )-�&' 4���PY��2��P��1 ��dS�b��WSa ,/(, ,2(� �,(2� J�ORS��SQSWdOP�Sa ,�.(/ ,�+(3 ,(0 EbVS��Qc��S�b�OaaSba +-�(. +.,(1 �+,(-� 9OaV�O�R�QOaV�S�cWdO�S�ba +�+(. 22(, +-(, :S�WdObWdS�TW�O�QWO��W�ab�c�S�ba 0+(1 0,(2 �+(+� EZ�LW�N���PY��L��P�� ,)�&) ,)�&- �'&�� E�E2��2DD6ED ,�0)(&0 ,�-,0&� )-)&- 6BF:EJ�2�5��:23:�:E:6D 6��T�d1 IVO�S�QO�WbO� +,(2 +,(2 n IVO�S���S�Wc� 2�(1 2�(1 n EbVS���SaS�dSa 03/(1 1+3(, �,-(/� HSbOW�SR���aa �,&,21(2� �,&..0(�� +/2(, HS�SOac�S�S�ba �+-(/� �+0(/� -(� EZ�LW�P��T�d�L���TM��LMWP��Z�ZbYP���ZQ��SP�4ZX�LYd �(�,()&(� �(�-�0&�� (�.&. D��'Q��b����W�U�W�bS�Saba ,/(+ ,,(3 ,(, EZ�LW�P��T�d �(���.&'� �(�-)-&0� (�0&0 �ZY%N���PY���TLMTWT�TP�1 B�O�a�O�R�P����eW�Ua /&,�0(� /&+0+(� ./(� :S�WdObWdS�TW�O�QWO��W�ab�c�S�ba ,0+(. ,++(- /�(+ :STS��SR��SdS�cS -(2 ,(3 �(3 :STS��SR�bOf��WOPW�WbWSa +1,(. +0-(. 3(� EbVS���WOPW�WbWSa 2�(1 1.(. 0(- EZ�LW�YZY%N���PY��WTLMTWT�TP� ,�.)�&� ,�-(�&' (((&� 4���PY���TLMTWT�TP�1 B�O�a�O�R�P����eW�Ua /,1(� /�.(+ ,,(3 J�ORS��OgOP�Sa ,.1(1 +2.(1 0-(� 7QQ�cSR�Sf�S�aSa�O�R��bVS��Qc��S�b��WOPW�WbWSa .23(- /-/(- �.0(�� :STS��SR��SdS�cS +�1(2 +�+(- 0(/ :S�WdObWdS�TW�O�QWO��W�ab�c�S�ba 03(/ 0.(- /(, 9c��S�b�bOf��WOPW�Wbg ,.-(- ,2-(/ �.�(,� EZ�LW�N���PY��WTLMTWT�TP� (�-��&- (�-.�&) ((&� EZ�LW�WTLMTWT�TP� .��'�&0 .�)�-&) ())&. E�E2��6BF:EJ�2�5��:23:�:E:6D ,�0)(&0 ,�-,0&� )-)&-

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 -� �+� ��� �c���aSa �T QO�Qc�ObW�U �PML�PO R�Zb�S �ObSa �� O Q���O�OP�S POaWa T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3& eS VOdS OR�cabSR �c� VWab��WQO� �SdS�cS O�R 7R�cabSR ;8�J:7 b� W�Q�cRS �W� bVS ��S'OQ�cWaWbW�� �SdS�cS O�R 7R�cabSR ;8�J:7 �T DSfbS� �Tc��g Q��a��WRObSR aW�QS COg -+& ,�+2�& �WW� bVS ��S'OQ�cWaWbW�� �SdS�cS O�R 7R�cabSR ;8�J:7 �T :S LW�dS� CSRWO �Tc��g Q��a��WRObSR aW�QS @c�S -& ,�+3� O�R �WWW� bVS W��OQb �T ��HI +0 �O���WSR Oa �T @O�cO�g +& ,�+3� W� �c� �SPOaSR O��c�ba T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+2 b� bVS aO�S SfbS�b bVOb bVS �SdS�cS O�R 7R�cabSR ;8�J:7 �T acQV S�bWbg Wa W�Q�cRSR W� �c� �Sac�ba T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3( MS VOdS �ST�SQbSR bVS �SdS�cS O�R 7R�cabSR ;8�J:7 �T DSfbS� O�R :S LW�dS� CSRWO W� �c� ,�+2 �SPOaSR O��c�ba POaSR �� eVOb eS PS�WSdS b� PS bVS ��ab �S�WOP�S W�T���ObW�� bVOb Wa Qc��S�b�g OdOW�OP�S b� ca �US�S�O��g ��S'OQ�cWaWbW�� TW�O�QWO� abObS�S�ba�& Oa OR�cabSR T�� bVS SabW�ObSR STTSQba �T �O� O�g aWU�WTWQO�b RWTTS�S�QSa PSbeSS� �c� OQQ�c�bW�U ���WQWSa O�R bV�aS �T bVS OQ�cW�SR S�bWbWSa& �P� O�g aWU�WTWQO�b STTSQba �T OQ�cWaWbW�� OQQ�c�bW�U OR�cab�S�ba& O�R �Q� �bVS� WbS�a eS RSS� O������WObS( MS R� ��b OR�cab ��S'OQ�cWaWbW�� �S�W�Ra b� S�W�W�ObS ����SQc��W�U WbS�a �� b� UWdS �Sb��OQbWdS STTSQb b� O�g QVO�USa W� SabW�ObSa bVOb �WUVb PS W���S�S�bSR Rc�W�U ��ab'OQ�cWaWbW�� �S�W�Ra( 7a eS RWR ��b �e� �� ��S�ObS bVS OQ�cW�SR PcaW�SaaSa Rc�W�U bVS ��S'OQ�cWaWbW�� �S�W�Ra& �� Oaac�O�QS QO� PS UWdS� bVOb eS VOdS WRS�bWTWSR O�� OR�cab�S�ba �SQSaaO�g b� ��SaS�b bVS �SdS�cS O�R 7R�cabSR ;8�J:7 �T bVSaS S�bWbWSa �� O POaWa bVOb Wa Q���O�OP�S b� bVS Q���Sa���RW�U ��ab'OQ�cWaWbW�� O��c�ba bVOb O�S W�Q�cRSR W� �c� VWab��WQO� �Sac�ba �� bVOb bVS ��S'OQ�cWaWbW�� TW�O�QWO� abObS�S�ba eS VOdS �S�WSR c��� R� ��b Q��bOW� c�RSbSQbSR S����a( �� ORRWbW��& bVS �SPOaSR U��ebV �S�QS�bOUSa O�S ��b �SQSaaO�W�g W�RWQObWdS �T bVS �SdS�cS O�R 7R�cabSR ;8�J:7 bVOb e�c�R VOdS �QQc��SR WT bVSaS b�O�aOQbW��a VOR �QQc��SR �� bVS RObSa Oaac�SR T�� �c���aSa �T QO�Qc�ObW�U �c� �SPOaSR O��c�ba �� bVS �SdS�cS O�R 7R�cabSR ;8�J:7 bVOb eW�� �QQc� W� bVS Tcbc�S( JVS �SPOaSR U��ebV �S�QS�bOUSa VOdS PSS� ��SaS�bSR Oa O POaWa T�� OaaSaaW�U U��ebV �ObSa �� O Q���O�OP�S POaWa& O�R O�S ��b ��SaS�bSR Oa O �SOac�S �T �c� ��� T���O TW�O�QWO� �S�T���O�QS( �,� 63:E52 Wa RSTW�SR Oa ���TWb PST��S �Sb TW�O�QS Sf�S�aS& bVS aVO�S �T bVS �Sac�b �T S�cWbg OQQ�c�bSR W�dSabSSa& W�Q��S bOfSa& RS��SQWObW��& O���bWhObW�� O�R W��OW��S�b( 2OU���PO 63:E52 Wa RSTW�SR Oa ;8�J:7 PST��S ab�QY'POaSR Q���S�aObW��& ��ab �SOac�S�S�b �S�W�R OR�cab�S�ba �S�ObSR b� PcaW�Saa OQ�cWaWbW��a O�R �Sab�cQbc�W�U QVO�USa& O�R PST��S ��S�ObW�U QVO�USa �� Q�SRWba �S�ObSR b� acQQSaaTc� �� c�acQQSaaTc� OQ�cWaWbW��a �� RWdSabWbc�Sa( E�S�ObW�U QVO�USa �� Q�SRWba �S�ObSR b� OQ�cWaWbW��a �� RWdSabWbc�Sa W�Q�cRS �W� UOW�a O�R ��aaSa �� bVS RWa��aWbW�� �T ���U'�WdSR OaaSba& �WW� RcS RW�WUS�QS& �SUO�& ORdWa��g O�R �bVS� bVW�R'�O�bg Q�aba RW�SQb�g �S�ObSR b� bVS 9���O�goa STT��ba b� OQ�cW�S �� RWdSab Q��b����W�U W�bS�Saba W� PcaW�SaaSa& O�R �WWW� �bVS� OQ�cWaWbW��'�S�ObSR WbS�a& acQV Oa UOW�a O�R ��aaSa �� bVS aSbb�S�S�b �T Q��bW�US�b Q��aWRS�ObW��( 7R�cabSR ;8�J:7 Wa O� ORRWbW��O� �SOac�S caSR Pg �O�OUS�S�b b� RS���ab�ObS bVS 9���O�goa c�RS��gW�U �S�T���O�QS O�R aV�c�R ��b �S��OQS bVS �SOac�Sa W� OQQ��RO�QS eWbV ;K ��HI Oa O� W�RWQOb�� �T bVS 9���O�goa �S�T���O�QS& Pcb �ObVS� aV�c�R PS caSR W� Q���c�QbW�� eWbV bVS ��ab RW�SQb�g Q���O�OP�S ;K ��HI �SOac�S( 7 �SQ��QW�WObW�� �T bVWa �SOac�S b� bVS ��ab RW�SQb�g Q���O�OP�S ;K ��HI �SOac�S Wa RWaQ��aSR W� ;fVWPWb + �� �OUS +.( �-� 2NN��PO NL�T�LW Pc�PYOT���P� O�S RSTW�SR Oa ORRWbW��a b� ����S�bg& S�cW��S�b O�R W�bO�UWP�S OaaSba& W�Q�cRW�U ORRWbW��a T��� QO�WbO� �SOaSa O�R �bVS� TW�O�QW�U O��O�US�S�ba& Oa �S���bSR W� bVS 9���O�goa Q��a��WRObSR abObS�S�b �T TW�O�QWO� ��aWbW�� �� O� OQQ�cSR POaWa( �.� ��P�L�TYR 7�PP 4L�S 7WZb �pE�9�q� Wa RSTW�SR Oa 7R�cabSR ;8�J:7 �W�ca OQQ�cSR QO�WbO� Sf�S�RWbc�Sa Oa �S���bSR W� bVS 9���O�goa Q��a��WRObSR TW�O�QWO� abObS�S�ba( 7QQ�cSR QO�WbO� Sf�S�RWbc�Sa SfQ�cRS bVS �SQ�U�WbW�� �T T��bPO�� P��ORQOabW�U �WUVba O�R ��PW�S a�SQb�c� �WQS�aSa( �/� 2OU���PO 7�PP 4L�S 7WZb Wa RSTW�SR Oa �Sb QOaV ���dWRSR Pg bVS 9���O�goa ��S�ObW�U OQbWdWbWSa& ��ca �W� QOaV �Og�S�ba T�� bVW�R'�O�bg Q�aba RW�SQb�g Oaa�QWObSR eWbV acQQSaaTc� O�R c�acQQSaaTc� OQ�cWaWbW��a O�R RWdSabWbc�Sa O�R �WW� Sf�S�aSa TW�O�QSR Pg O� W�bS��SRWO�g& �Saa �W� �c�QVOaSa �T ����S�bg O�R S�cW��S�b O�R �c�QVOaSa �T W�bO�UWP�Sa Oa �S���bSR W� bVS 9���O�g"a Q��a��WRObSR abObS�S�b �T QOaV T��ea& �WW� ��W�QW�O� �Og�S�ba �� O��c�ba TW�O�QSR Pg dS�R��a O�R W�bS��SRWO�WSa& �WWW� ��W�QW�O� �Og�S�ba �� QO�WbO� �SOaSa �SfQ�caWdS �T �Sbe��Y'�S�ObSR �SOaSa bVOb eS�S Oaac�SR W� OQ�cWaWbW��a�& O�R �Wd� ��W�QW�O� �Og�S�ba �� ��ab OQ�cWaWbW�� ORRWbW��a b� �Sbe��Y �SOaSa& SOQV Oa �S���bSR W� bVS 9���O�goa Q��a��WRObSR abObS�S�b �T QOaV T��ea( 7R�cabSR ��SS 9OaV ���e Wa O� ORRWbW��O� �SOac�S caSR Pg �O�OUS�S�b b� RS���ab�ObS bVS 9���O�goa OPW�Wbg b� aS�dWQS RSPb O�R Tc�R �Se W�dSab�S�b �����bc�WbWSa O�R aV�c�R ��b �S��OQS bVS �SOac�Sa W� OQQ��RO�QS eWbV ;K ��HI Oa O� W�RWQOb�� �T bVS 9���O�goa �S�T���O�QS& Pcb �ObVS� aV�c�R PS caSR W� Q���c�QbW�� eWbV bVS ��ab RW�SQb�g Q���O�OP�S ;K ��HI �SOac�S( �0� 3L�TN GTOPZ D�M�N�TMP� Wa O V��S& �SaWRS�bWO� �c�bW��S ReS��W�U c�Wb �� Q���S�QWO� c�Wb bVOb �SQSWdSa JS�S�Sb"a dWRS� aS�dWQS �dS� bVS 9��PW�SR DSbe��Y SWbVS� dWO O� O�O��U dWRS� aWU�O� �� dWO O RWUWbO� dWRS� aWU�O� eWbV�cb acPaQ�WPW�U b� O�g �SQc��W�U ���bV�g aS�dWQS bVOb �S�cW�Sa bVS caS �T S�Q�g�bW��'S�OP�W�U bSQV����Ug( ;�Q�g�bW��'S�OP�W�U bSQV����Ug W�Q�cRSa a�O�b QO�Ra& �� �bVS� W�bSU�ObSR �� dW�bcO� bSQV����UWSa bVOb JS�S�Sb caSa b� ���dWRS Wba S�VO�QSR aS�dWQS �TTS�W�Ua( JS�S�Sb Q�c�ba HSdS�cS �S�S�ObW�U K�WbSa �pH�Kaq� �� O c�W�cS ��S�WaSa POaWa( �� �bVS� e��Ra& O acPaQ�WPS� eWbV �c�bW��S �cb�Sba W� ��S ��S�WaS Wa Q�c�bSR Oa ��S H�K O�R O acPaQ�WPS� eWbV be� V��Sa O�R O acPaQ�W�bW�� b� JS�S�Sb"a dWRS� aS�dWQS Ob SOQV V��S Wa Q�c�bSR Oa be� H�Ka( �1� 6YSLYNPO GTOPZ D�M�N�TMP� Wa O V��S& �SaWRS�bWO� �c�bW��S ReS��W�U c�Wb �� Q���S�QWO� c�Wb bVOb �SQSWdSa JS�S�Sb"a dWRS� aS�dWQS �dS� bVS 9��PW�SR DSbe��Y dWO O RWUWbO� dWRS� aWU�O� eVW�S acPaQ�WPW�U b� O�g �SQc��W�U ���bV�g aS�dWQS bVOb �S�cW�Sa bVS caS �T S�Q�g�bW��'S�OP�W�U bSQV����Ug( ;�VO�QSR LWRS� IcPaQ�WPS�a O�S Q�c�bSR �� O c�W�cS ��S�WaSa POaWa( ��� SfO���S& O acPaQ�WPS� eWbV ��S �� ���S aSb'b�� P�fSa bVOb �SQSWdSa JS�S�Sb"a dWRS� aS�dWQS W� ��S ��S�WaS Wa US�S�O��g Q�c�bSR Oa �cab ��S acPaQ�WPS�( 7� ;�VO�QSR LWRS� IcPaQ�WPS� Wa ��b Q�c�bSR Oa O 8OaWQ LWRS� IcPaQ�WPS�( 7a JS�S�Sb �WU�ObSa Qcab��S�a T��� POaWQ b� S�VO�QSR dWRS� aS�dWQSa& JS�S�Sb �S���ba O RSQ�SOaS W� Wba 8OaWQ LWRS� IcPaQ�WPS�a S�cO� b� bVS W�Q�SOaS W� JS�S�Sb"a ;�VO�QSR LWRS� IcPaQ�WPS�a( �2� :Y�P�YP� D�M�N�TMP� Wa O V��S& �SaWRS�bWO� �c�bW��S ReS��W�U c�Wb �� Q���S�QWO� c�Wb bVOb �SQSWdSa W�bS��Sb aS�dWQSa �dS� bVS 9��PW�SR DSbe��Y( �3� 7TcPO%WTYP EPWP�SZYd D�M�N�TMP� Wa O V��S& �SaWRS�bWO� �c�bW��S ReS��W�U c�Wb �� Q���S�QWO� c�Wb bVOb �SQSWdSa TWfSR' �W�S d�WQS aS�dWQSa �dS� bVS 9��PW�SR DSbe��Y( �WfSR'�W�S bS�S�V��g IcPaQ�WPS�a SfQ�cRS ��PW�S bS�S�V��g acPaQ�WPS�a(

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 -+ �+�� EPWPYP��� XZMTWP ��M�N�TMP� NZ�Y� �S��SaS�ba bVS �c�PS� �T OQbWdS acPaQ�WPS� WRS�bWTWQObW�� ��Rc�S �pI�Cq� QO�Ra W� aS�dWQS �ObVS� bVO� aS�dWQSa ���dWRSR( ��� SfO���S& WT O ��PW�S acPaQ�WPS� VOa P�bV O RObO O�R d�WQS ��O� �� O a�O�b�V��S bVWa e�c�R S�cObS b� ��S ��PW�S acPaQ�WPS�( 7�bS��ObWdS�g& O acPaQ�WPS� eV� VOa O d�WQS O�R RObO ��O� T�� O ��PW�S VO�RaSb O�R O RObO ��O� T�� O �O�b�� �dWO O R��U�S� e�c�R PS Q�c�bSR Oa be� ��PW�S acPaQ�WPS�a( 9cab��S�a eV� R� ��b �Og O �SQc��W�U ���bV�g TSS O�S SfQ�cRSR T��� JS�S�Sb"a ��PW�S bS�S�V��g acPaQ�WPS� Q�c�ba OTbS� O 3�'ROg W�OQbWdWbg �S�W�R( �++� 4���ZXP� CPWL�TZY�ST�� O�S bVS �c�PS� �T Qcab��S�a eV� �SQSWdS Ob �SOab ��S �T JS�S�Sb"a dWRS�& W�bS��Sb �� bS�S�V��g aS�dWQSa bVOb JS�S�Sb Q�c�ba Oa H�Ka& eWbV�cb �SUO�R b� eVWQV �� b� V�e �O�g aS�dWQSa bVSg acPaQ�WPS( 9cab��S� HS�ObW��aVW�a US�S�O��g O�S Q�c�bSR �� O c�W�cS ��S�WaSa POaWa( 7QQ��RW�U�g& WT O� W�RWdWRcO� �SQSWdSa JS�S�Sb"a aS�dWQSa W� be� ��S�WaSa �S(U( O ��W�O�g V��S O�R O dOQObW�� V��S�& bVOb W�RWdWRcO� US�S�O��g eW�� Q�c�b Oa be� 9cab��S� HS�ObW��aVW�a( JS�S�Sb SfQ�cRSa ��PW�S'���g Qcab��S�a T��� 9cab��S� HS�ObW��aVW�a( �+,� 2aP�LRP CPaPY�P AP� FYT� �i2CAFj� �STS�a b� bVS OdS�OUS ���bV�g acPaQ�W�bW�� �SdS�cS �S� OdS�OUS Qcab��S� �S�ObW��aVW� O�R Wa QO�Qc�ObSR Pg RWdWRW�U bVS OdS�OUS ���bV�g acPaQ�W�bW�� �SdS�cS �SfQ�cRW�U ��PW�S aS�dWQSa& 8caW�Saa'b�'8caW�Saa ��8,8�� aS�dWQSa& W�bS�Q���SQb& QVO��S� QO��WOUS TSSa& ��PW�S VO�RaSb aO�Sa O�R W�abO��ObW�� TSSa� T�� bVS W�RWQObSR �S�W�R& Pg bVS OdS�OUS �T bVS ��S�W�U O�R Q��aW�U PO�O�QSa T�� Qcab��S� �S�ObW��aVW�a T�� bVS �S�W�R( �+-� 9ZXP� AL��PO O�S V��Sa& �SaWRS�bWO� �c�bW��S ReS��W�U c�Wba �� Q���S�QWO� c�Wba bVOb QO� PS Q���SQbSR b� bVS 9��PW�SR DSbe��Y eWbV�cb �ObS�WO��g SfbS�RW�U bVS RWab�WPcbW�� ��O�b( JS�S�Sb"a ���Sa FOaaSR Q�c�ba O�S POaSR �� QS�aca RObO bVOb QO� QVO�US POaSR �� SWbVS� �SdWaW��a b� bVS RObO �� T��� �Se QS�aca �Sac�ba( �+.� C8F Wa aS�O�ObS�g O 8OaWQ LWRS� IcPaQ�WPS�& ;�VO�QSR LWRS� IcPaQ�WPS�& ��bS��Sb IcPaQ�WPS� �� �WfSR'�W�S JS�S�V��g IcPaQ�WPS�( 7 V��S& �SaWRS�bWO� �c�bW��S ReS��W�U c�Wb& �� Q���S�QWO� c�Wb �Og Q��bOW� ��S �� ���S H�Ka( ��� SfO���S& WT O �SaWRS�bWO� Qcab��S� acPaQ�WPSR b� JS�S�Sb"a S�VO�QSR dWRS� aS�dWQS& TWfSR'�W�S bS�S�V��g aS�dWQS O�R P��ORPO�R W�bS��Sb aS�dWQS& bVS Qcab��S� e�c�R Q��abWbcbS bV�SS H�Ka( J�bO� H�Ka Wa bVS ac� �T 8OaWQ LWRS�& ;�VO�QSR LWRS�& ��bS��Sb O�R �WfSR'�W�S JS�S�V��g IcPaQ�WPS�a( H�Ka US�S�O��g O�S Q�c�bSR �� O c�W�cS ��S�WaSa POaWa acQV bVOb O UWdS� ��S�WaSa R�Sa ��b Q�c�b Oa ���S bVO� ��S H�K T�� O�g UWdS� aS�dWQS( E� bVS �bVS� VO�R& WT O� W�RWdWRcO� �SQSWdSa ��S �T JS�S�Sb"a aS�dWQSa W� be� ��S�WaSa �S(U( O ��W�O�g V��S O�R O dOQObW�� V��S�& bVOb W�RWdWRcO� eW�� Q�c�b Oa be� H�Ka T�� bVOb aS�dWQS( ;OQV Pc�R�SR QOP�S& W�bS��Sb �� TWfSR'�W�S bS�S�V��g aS�dWQS Wa Q�c�bSR Oa O aS�O�ObS H�K �SUO�R�Saa �T bVS �Obc�S �T O�g Pc�R�W�U RWaQ�c�b �� �����bW��( D��'�OgW�U acPaQ�WPS�a O�S Q�c�bSR Oa acPaQ�WPS�a Rc�W�U bVSW� T�SS �����bW��O� aS�dWQS �S�W�R( I��S �T bVSaS acPaQ�WPS�a �Og QV��aS b� RWaQ���SQb OTbS� bVSW� T�SS aS�dWQS �S�W�R( IS�dWQSa �TTS�SR eWbV�cb QVO�US �� O ���U'bS�� POaWa �S(U( L�F acPaQ�WPS�a& T�SS aS�dWQS b� S����gSSa� US�S�O��g O�S ��b Q�c�bSR Oa H�Ka( JS�S�Sb R�Sa ��b W�Q�cRS acPaQ�W�bW��a b� ��PW�S aS�dWQSa W� Wba SfbS��O��g �S���bSR H�K Q�c�ba( �+/� 4���ZXP� 4S��Y �S��SaS�ba bVS �ObS Ob eVWQV Qcab��S�a �S�W��cWaV bVSW� acPaQ�W�bW��a( JVS O��cO� ����W�U OdS�OUS POaWa Wa QO�Qc�ObSR Pg RWdWRW�U bVS �c�PS� �T RWaQ���SQba Rc�W�U bVS ��SQSRW�U +, ���bVa Pg bVS OdS�OUS �c�PS� �T Qcab��S� �S�ObW��aVW�a( ��� bVS �c���aS �T Q���cbW�U QVc��& O RWaQ���SQb Wa RSS�SR b� VOdS �QQc��SR WT bVS Qcab��S� �� ���US� �SQSWdSa O�g �SdS� �T aS�dWQS T��� JS�S�Sb O�R Wa �S�cW�SR b� �Sbc�� JS�S�Sb"a S�cW��S�b( 7 �O�bWO� ���RcQb R�e�U�ORS& bg�WQO��g caSR b� S�Q�c�OUS Qcab��S�a b� �Og O� �cbabO�RW�U PW�� O�R Od�WR Q����SbS aS�dWQS RWaQ���SQbW�� Wa ��b Q��aWRS�SR b� PS RWaQ���SQbSR T�� �c���aSa �T JS�S�Sb"a QVc�� QO�Qc�ObW��a( 9cab��S�a eV� ��dS eWbVW� JS�S�Sb"a QOP�S T��b��W�b O�R c�U�ORSa O�R R�e�U�ORSa PSbeSS� aS�dWQSa O�S O�a� SfQ�cRSR T��� bVS RWaQ���SQb TWUc�Sa caSR W� bVS QVc�� QO�Qc�ObW��( �+0� JS�S�Sb"a 2CAF �P� XZMTWP ��M�N�TMP� QO�Qc�ObW�� bVOb SfQ�cRSa W�bS�Q���SQb �SdS�cS �STS�a b� bVS OdS�OUS ���bV�g ��PW�S acPaQ�W�bW�� �SdS�cS �S� OdS�OUS ��PW�S acPaQ�WPS�a W� aS�dWQS O�R Wa QO�Qc�ObSR Pg RWdWRW�U bVS OdS�OUS ���bV�g ��PW�S acPaQ�W�bW�� �SdS�cS �SfQ�cRW�U OQbWdObW�� TSSa& VO�RaSb aO�Sa O�R �ObS TSSa� T�� bVS W�RWQObSR �S�W�R& Pg bVS OdS�OUS �T bVS ��S�W�U O�R Q��aW�U PO�O�QSa �T ��PW�S acPaQ�WPS�a W� aS�dWQS T�� bVS �S�W�R( JS�S�Sb"a 7HFK �S� ��PW�S acPaQ�WPS� QO�Qc�ObW�� bVOb W�Q�cRSa W�bS�Q���SQb �SdS�cS W�Q�SOaSa bVS �c�S�Ob�� W� bVS OP�dS'RSaQ�WPSR QO�Qc�ObW�� Pg bVS O��c�b �T ��PW�S W�bS�Q���SQb �SdS�cS Rc�W�U bVS �S�W�R( �+1� �P� �Z�LW WPaP�LRP Wa RSTW�SR Oa bVS ac� �T O�� �T bVS 9���O�g"a aV��b'bS�� O�R ���U'bS�� �WOPW�WbWSa �W�ca QOaV O�R QOaV S�cWdO�S�ba ��DSb J�bO� :SPb��& Oa �SQ��RSR W� bVS 9���O�g"a abObS�S�b �T TW�O�QWO� ��aWbW��& RWdWRSR Pg bVS �Oab be� �cO�bS�a" 9��a��WRObSR 7��cO�WhSR ;8�J:7( �� Wba abObS�S�b �T TW�O�QWO� ��aWbW��& JS�S�Sb"a KI:'RS���W�ObSR RSPb VOa PSS� Q��dS�bSR W�b� r caW�U bVS :SQS�PS�� -+& ,�+3 ;KH)KI: SfQVO�US �ObS( 7a JS�S�Sb VOa S�bS�SR W�b� aSdS�O� RS�WdObWdS b�O�aOQbW��a b� VSRUS P�bV bVS c�RS��gW�U T��ObW�U W�bS�Sab �ObS O�R SfQVO�US �WaYa& bVS r'S�cWdO�S�b VSRUSR O��c�ba eS�S r,&�.+(/ �W��W�� �KI: ,(- JS�� B�O� 7D� O�R r22,(2 �W��W�� �KI: +(� PW��W�� IS�W�� ISQc�SR D�bSa RcS ,�,2�& �Sa�SQbWdS�g( ��� bVS QO�Qc�ObW�� �T Wba �Sb �SdS�OUS �ObW�& JS�S�Sb caSa bVS r'S�cWdO�S�b VSRUSR O��c�ba UWdS� bVS c�RS��gW�U SQ����WQ �WaY Sf��ac�S( �+2� �P� NZaPYLY� WPaP�LRP Wa QO�Qc�ObSR Oa �S� bVS ,�+2 7�S�RSR IS�W�� 9�SRWb �OQW�Wbg RSTW�WbW��& caW�U DSb J�bO� :SPb �caW�U bVS r'S�cWdO�S�b VSRUSR O��c�ba T�� Wba KI:'RS���W�ObSR RSPb Oa VWUV�WUVbSR OP�dS�& SfQ�cRW�U �W� acP��RW�ObSR aVO�SV��RS� ��O�a& �WW� QO�WbO�WhSR S�S�S�ba �T W�RSPbSR�Saa c�RS� bVS 9�WS�bS�S O�R 7��cWbg �SSa& �WWW� O�g TW�O�QS �SOaSa S�bS�SR W�b� �� �� ��W�� b� 7cUcab +& ,��1& �Wd� O�g W�RSPbSR�Saa W�Qc��SR c�RS� bVS �Sbe��Y �SOaS S�bS�SR W�b� eWbV bVS �c�S W�bS��c�WQW�O�WbWSa O�R �d� O�g dS�R�� TW�O�QW�U'�S�ObSR �WOPW�WbWSa& RWdWRSR Pg �Oab be� �cO�bS�ao 9��a��WRObSR 7��cO�WhSR ;8�J:7 W�Q�cRW�U QS�bOW� c��SO�WhSR Q�ab ag�S�UWSa �S�ObSR b� bVS 87I; O�R I�H 8S�cf OQ�cWaWbW��a( :YaP��Z�� �2YLWd���NLWW�f�JS�S�Sb�eW���V�ab�O�dWRS��eSPQOab�O�R�Q��TS�S�QS�QO���T���W�abWbcbW��O��W�dSab��a�O�R�O�O�gaba���� �SP�cO�g�+,&�,�,��Ob�-4�����9;J&�����RSbOW�a�O�R�eSPQOab��W�Ya&���SOaS�dWaWb4�Vbb�a4))W�dSab��a(bS�S�Sb(PS(�

J;B;D;J��HEKF��EB:�D��DL�'�;7HD�D�I�H;B;7I;��KBB�N;7H�,�+3 -, 4ZY�LN��� ��dSab���HS�ObW��a4 H�P���gS�a ��P(U�gS�a6bS�S�SbU��c�(PS FV��S4�%-,�+/�---��/. 8O�b�8���S PO�b(P���S6bS�S�SbU��c�(PS FV��S4�%-,�+/�---�1-2 F�Saa���CSRWO�HS�ObW��a4 IbSTO��9�S��OS�ba abSTO�(Q�S��OS�ba6bS�S�SbU��c�(PS FV��S4�%-,�+/�--/���0 2MZ�� EPWPYP� f 7a O ���dWRS� �T S�bS�bOW��S�b O�R bS�SQ���c�WQObW�� aS�dWQSa W� 8S�UWc�& JS�S�Sb ���c� Wa O�eOga ���YW�U T�� bVS �S�TSQb Sf�S�WS�QS W� bVS RWUWbO� e���R T�� Wba Qcab��S�a( K�RS� bVS P�O�R �O�S JS�S�Sb& bVS Q���O�g T�QcaSa �� �TTS�W�U RWUWbO� bS�SdWaW��& VWUV'a�SSR ��bS��Sb O�R TWfSR O�R ��PW�S bS�S�V��g aS�dWQSa b� �SaWRS�bWO� Qcab��S�a W� ��O�RS�a O�R 8�caaS�a( K�RS� bVS P�O�R �O�S 87I;& Wb ac���WSa ��PW�S bS�S�V��g W� 8S�UWc�( JVS JS�S�Sb 8caW�Saa RS�O�b�S�b aS�dSa bVS PcaW�Saa �O�YSb W� 8S�UWc� O�R BcfS�P�c�U eWbV Q���SQbWdWbg& V�abW�U O�R aSQc�Wbg a��cbW��a( C��S bVO� -&��� S����gSSa VOdS ��S OW� W� �W�R4 �OYW�U �WdW�U O�R e��YW�U SOaWS� O�R ���S ��SOaO�b( JS�S�Sb ���c� Wa �O�b �T JS�S�Sb ���c� ���RW�U DL O�R Wa �c�bSR �� ;c���Sfb 8�caaS� c�RS� bWQYS� ag�P�� JD;J( ��� ���S W�T���ObW��& dWaWb eee(bS�S�Sb(PS( BWPS�bg ���PO� ' ��S �T bVS e���Roa �SORW�U Q��dS�USR dWRS�& P��ORPO�R O�R Q���c�WQObW��a Q���O�WSa& W���dObW�U O�R S���eS�W�U �S���S W� aWf Q�c�b�WSa OQ��aa ;c���S b� �OYS bVS ��ab �T bVS RWUWbO� �Sd��cbW�� m �e�a O RW�SQb abOYS �T /1(3 W� JS�S�Sb ���c� ���RW�U DL �SfQ�cRW�U O�g b�SOac�g aVO�Sa VS�R Pg bVS �ObbS� T��� bW�S b� bW�S�( 2OOT�TZYLW :YQZ�XL�TZY f 7RRWbW��O� W�T���ObW�� �� JS�S�Sb O�R Wba ���RcQba QO� PS �PbOW�SR T��� bVS 9���O�goa eSPaWbS Vbb�a4))eee(bS�S�Sb(PS( �c�bVS� W�T���ObW�� �SUO�RW�U bVS ��S�ObW�U O�R TW�O�QWO� RObO ��SaS�bSR VS�SW� QO� PS R�e���ORSR T��� bVS W�dSab�� �S�ObW��a �OUSa �T bVWa eSPaWbS( JVS 9���O�goa 9��a��WRObSR 7��cO� HS���b ,�+2 Oa eS�� Oa c�OcRWbSR Q��RS�aSR Q��a��WRObSR W�bS�W� TW�O�QWO� abObS�S�ba O�R ��SaS�bObW��a �S�ObSR b� bVS TW�O�QWO� �Sac�ba T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 VOdS PSS� �ORS OdOW�OP�S �� bVS W�dSab�� �S�ObW��a �OUSa �T bVS 9���O�goa eSPaWbS �Vbb�a4))W�dSab��a(bS�S�Sb(PS�( DLQP 9L�MZ� D�L�PXPY� �YOP� �SP F&D& A�TaL�P DPN��T�TP� �T�TRL�TZY CPQZ�X 2N� ZQ (00, f LO�W�ca abObS�S�ba Q��bOW�SR W� bVWa R�Qc�S�b Q��abWbcbS pT��eO�R'���YW�U abObS�S�baq Oa bVOb bS�� Wa RSTW�SR c�RS� bVS K(I( F�WdObS ISQc�WbWSa BWbWUObW�� HST��� 7Qb �T +33/( M��Ra �WYS pPS�WSdS&q pO�bWQW�ObS&q paV�c�R&q pW�bS�R&q p��O�&q peW��&q pSf�SQba&q pSabW�ObSa&q p����SQba&q p��aWbW��SR&q pab�ObSUg&q O�R aW�W�O� Sf��SaaW��a WRS�bWTg bVSaS T��eO�R'���YW�U abObS�S�ba �S�ObSR b� �c� TW�O�QWO� O�R ��S�ObW��O� �cb���Y5 Tcbc�S U��ebV ���a�SQba5& ab�ObSUWSa5 ���RcQb& �Sbe��Y O�R bSQV����Ug �Oc�QVSa O�R Sf�O�aW�� O�R bVS O�bWQW�ObSR W��OQb �T OQ�cWaWbW��a �� �c� Q��PW�SR ��S�ObW��a O�R TW�O�QWO� �S�T���O�QS& eVWQV W�d��dS Y��e� O�R c�Y��e� �WaYa& c�QS�bOW�bWSa O�R �bVS� TOQb��a bVOb �Og QOcaS �c� OQbcO� �Sac�ba& �S�T���O�QS �� OQVWSdS�S�ba �� W�Rcab�g �Sac�ba b� PS �ObS�WO��g RWTTS�S�b T��� bV�aS Q��bS���ObSR& ����SQbSR& T��SQOabSR& SabW�ObSR �� PcRUSbSR eVSbVS� Sf��SaaSR �� W���WSR& Pg bVSaS T��eO�R'���YW�U abObS�S�ba( JVSaS TOQb��a W�Q�cRS4 ��bS�bWO� ORdS�aS RSdS����S�ba eWbV �Sa�SQb b� �c� �W�cWRWbg �� �Sac�ba �T ��S�ObW��a5 ��bS�bWO� ORdS�aS Q���SbWbWdS& SQ����WQ �� �SUc�Ob��g RSdS����S�ba5 �c� aWU�WTWQO�b RSPb �Og�S�ba O�R �bVS� Q��b�OQbcO� Q���Wb�S�ba5 �c� OPW�Wbg b� Tc�R O�R SfSQcbS �c� PcaW�Saa ��O�5 �c� OPW�Wbg b� US�S�ObS QOaV acTTWQWS�b b� aS�dWQS �c� RSPb5 W�bS�Sab �ObS O�R Qc��S�Qg SfQVO�US �ObS T�cQbcObW��a5 bVS W��OQb �T �Se PcaW�Saa �����bc�WbWSa �S�cW�W�U aWU�WTWQO�b c�'T���b W�dSab�S�ba5 �c� OPW�Wbg b� Obb�OQb O�R �SbOW� Qcab��S�a O�R W�Q�SOaS �c� �dS�O�� �O�YSb �S�Sb�ObW��5 �c� OPW�Wbg b� Q���SbS OUOW�ab �bVS� Q���c�WQObW��a O�R Q��bS�b RWab�WPcbW�� PcaW�SaaSa5 �c� OPW�Wbg b� �OW�bOW� Q��b�OQba bVOb O�S Q�WbWQO� b� �c� ��S�ObW��a5 �c� OPW�Wbg b� �Sa���R ORS�cObS�g b� bSQV����UWQO� RSdS����S�ba5 �c� OPW�Wbg b� RSdS��� O�R �OW�bOW� POQY'c� T�� �c� Q�WbWQO� agabS�a5 �c� OPW�Wbg b� Q��bW�cS b� RSaWU� �Sbe��Ya& W�abO�� TOQW�WbWSa& �PbOW� O�R �OW�bOW� O�g �S�cW�SR U�dS���S�bO� �WQS�aSa �� O����dO�a O�R TW�O�QS Q��ab�cQbW�� O�R RSdS����S�b& W� O bW�S�g �O��S� Ob �SOa��OP�S Q�aba O�R �� aObWaTOQb��g bS��a O�R Q��RWbW��a5 �c� OPW�Wbg b� VOdS O� W��OQb c���& �� b� �Sa���R STTSQbWdS�g b�& �Se �� ��RWTWSR �Oea �� �SUc�ObW��a5 �c� OPW�Wbg b� �OYS dO�cS'OQQ�SbWdS W�dSab�S�ba5 O�R �c� OPW�Wbg b� acabOW� �� W�Q�SOaS aVO�SV��RS� RWab�WPcbW��a W� Tcbc�S �S�W�Ra( MS Oaac�S �� �P�WUObW�� b� c�RObS bVSaS T��eO�R'���YW�U abObS�S�ba Q��bOW�SR VS�SW� b� �ST�SQb OQbcO� �Sac�ba& QVO�USa W� Oaac��bW��a �� QVO�USa W� TOQb��a OTTSQbW�U bVSaS abObS�S�ba( 7TYLYNTLW :YQZ�XL�TZY f JVS Q��a��WRObSR O��cO� TW�O�QWO� abObS�S�ba �T JS�S�Sb ���c� ���RW�U Oa �T O�R T�� bVS gSO� S�RSR :SQS�PS� -+& ,�+3 VOdS PSS� ��S�O�SR W� OQQ��RO�QS eWbV ;K ��HI c��Saa �bVS�eWaS abObSR O�R eW�� PS �ORS OdOW�OP�S �� bVS 9���O�goa eSPaWbS �� CO�QV ,1& ,�,�( �ZY%822A XPL���P� m7R�cabSR ;8�J:7& E�S�ObW�U ��SS 9OaV ���e O�R 7R�cabSR ��SS 9OaV ���e O�S ���'�77F �SOac�Sa Oa Q��bS���ObSR Pg bVS K(I( ISQc�WbWSa O�R ;fQVO�US 9���WaaW��oa HSUc�ObW�� �( ��� �S�ObSR RSTW�WbW��a O�R �SQ��QW�WObW��a& aSS bVS ��dSab�� HS�ObW��a aSQbW�� �T bVS BWPS�bg ���PO� ��Q eSPaWbS �Vbb�a4))eee(�WPS�bgU��PO�(Q���( BWPS�bg ���PO� ��Q Wa bVS 9���O�goa Q��b����W�U aVO�SV��RS�( EST��OZN�XPY��SL��MPPY��PWPL�PO�ZY�7PM��L�d�()��)')'�L��.1''LX�46E